                                                                                                                                                          File Nos.  33-34845

                                                                                                                                                                          811-6014

                                                       SECURITIES AND EXCHANGE COMMISSION

                                                                          Washington, D.C. 20549

                                                                                   FORM N‑1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	[X]

Pre-Effective Amendment No.	[_]

Post‑Effective Amendment No. 24	[X]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	[X]

Amendment No. 24	[X]

                                                                  (Check appropriate box or boxes.)

                                  DREYFUS CONNECTICUT MUNICIPAL MONEY MARKET FUND, INC.

                                                     (Exact Name of Registrant as Specified in Charter)

                        c/o The Dreyfus Corporation

                        200 Park Avenue, New York, New York                    10166

                        (Address of Principal Executive Offices)        (Zip Code)

            Registrant's Telephone Number, including Area Code: (212) 922-6000

                                                                        Michael A Rosenberg, Esq.

                                                                               200 Park Avenue

                                                                      New York, New York 10166

                                                            (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)

                        Immediately upon filing pursuant to paragraph (b)

            ----

             X        On April 1, 2011 pursuant to paragraph (b)

            ----

                        60 days after filing pursuant to paragraph (a)(i)

            ----

                        On (date)  pursuant to paragraph (a)(i)

            ----

                        75 days after filing pursuant to paragraph (a)(ii)

            ----

                        On     (date)      pursuant to paragraph (a)(ii) of Rule 485

            ----

If appropriate, check the following box:

                        this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

            ----

Dreyfus Connecticut Municipal Money Market Fund, Inc.

Prospectus April 1, 2011

Ticker symbol: DRCXX

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Contents

Fund Summary

Fund Summary	1
Fund Details

Goal and Approach	4
Investment Risks	4
Management	5
Shareholder Guide

Buying and Selling Shares	7
Distributions and Taxes	9
Services for Fund Investors	10
Financial Highlights	11
For More Information

See back cover.

Fund Summary

Investment Objective

The fund seeks as high a level of current income exempt from federal and Connecticut state income taxes as is consistent with the preservation of capital and the maintenance of liquidity.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	.50
Other expenses (including shareholder services fees)	.21
Total annual fund operating expenses	.71

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$73	$227	$395	$883
Principal Investment Strategy

As a money market fund, the fund is subject to maturity, liquidity, quality and diversification requirements designed to help it maintain a stable share price of $1.00. To pursue its goal, the fund normally invests substantially all of its assets in short-term, high quality municipal obligations that provide income exempt from federal and Connecticut state personal income tax.

The fund also may invest in high quality short-term structured notes, which are derivative instruments whose value is tied to underlying municipal obligations.

Although the fund seeks to provide income exempt from federal and Connecticut state personal income taxes, the fund temporarily may invest in high quality, taxable money market instruments and/or municipal obligations that pay income exempt only from federal income tax, including when the portfolio manager believes acceptable Connecticut state municipal obligations are not available for investment. In addition, interest from some of the fund's holdings may be subject to the federal alternative minimum tax.

Principal Risks

An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

The fund's yield will fluctuate as the short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates. Additionally, while the fund has maintained a constant share price since inception, and will continue to try to do so, neither The Dreyfus Corporation nor its affiliates are required to make a capital infusion, enter into a capital support agreement or take other actions to prevent the fund's share price from falling below $1.00. The following are the principal risks that could reduce the fund's income level and/or share price:

• Interest rate risk. This risk refers to the decline in the prices of fixed-income securities that may accompany a rise in the overall level of interest rates. A sharp and unexpected rise in interest rates could cause a money market fund's share price to drop below a dollar.

• Credit risk. Failure of an issuer to make timely interest or principal payments, or a decline or perception of a decline in the credit quality of a security, can cause the security's price to fall, potentially lowering the fund's share price. The credit quality of the securities held by the fund can change rapidly in certain market environments, and the default of a single holding could have the potential to cause significant deterioration of the fund's net asset value.

• Liquidity risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities at or near their perceived value. In such a market, the value of such securities may fall dramatically, potentially lowering the fund's share price, even during periods of declining interest rates. Also, during such periods, redemptions by a few large investors in the fund may have a significant adverse effect on the fund's net asset value and remaining fund shareholders.

• State-specific risk. The fund is subject to the risk that Connecticut’s economy, and the revenues underlying its municipal bonds, may decline. Investing primarily in a single state makes the fund more sensitive to risks specific to the state and may magnify other risks.

• Tax risk. To be tax-exempt, municipal obligations generally must meet certain regulatory requirements. If any such municipal obligation fails to meet these regulatory requirements, the interest received by the fund from its investment in such obligations and distributed to fund shareholders will be taxable.

• Structured notes risk. Structured notes, a type of derivative instrument, can be volatile, and the possibility of default by the financial institution or counterparty may be greater for these instruments than for other types of money market instruments. Structured notes typically are purchased in privately negotiated transactions from financial institutions and, thus, an active trading market for such instruments may not exist.

• Non-diversification risk. The fund is non-diversified, which means that a relatively high percentage of the fund’s assets may be invested in a limited number of issuers. Therefore, the fund’s performance may be more vulnerable to changes in the market value of a single issuer or group of issuers and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.

Performance

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the performance of the fund's shares from year to year. The table shows the average annual total returns of the fund's shares over time. The fund's past performance (before and after taxes) is no guarantee of future results. More recent performance information may be available at www.dreyfus.com.

Year-by-Year Total Returns as of 12/31 each year (%)
Best Quarter Q3, 2007: 0.77% Worst Quarter Q4, 2010: 0.00%

Average Annual Total Returns as of 12/31/10
1 Year	5 Years	10 Years
0.00%	1.54%	1.35%
For the fund’s current yield, call toll free 1-800-645-6561.
Portfolio Management

The fund's investment adviser is The Dreyfus Corporation.

Purchase and Sale of Fund Shares

In general, the fund's minimum initial investment is $2,500 and the minimum subsequent investment is $100. You may sell your shares on any business day by calling 1-800-645-6561 or by visiting www.dreyfus.com. You may also mail your request to sell shares to The Dreyfus Family of Funds, P.O. Box 55263, Boston, MA 02205-5263.

Tax Information

The fund anticipates that virtually all dividends paid will be exempt from federal and Connecticut state personal income taxes. However, for federal tax purposes, certain distributions, such as distributions of short-term capital gains, are taxable as ordinary income, while long-term capital gains are taxable as capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

Fund Details

Goal and Approach

The fund seeks as high a level of current income exempt from federal and Connecticut state personal income taxes as is consistent with the preservation of capital and the maintenance of liquidity. As a money market fund, the fund is subject to maturity, quality, liquidity and diversification requirements designed to help it maintain a stable share price of $1.00.

To pursue its goal, the fund normally invests substantially all of its assets in short-term, high quality municipal obligations that provide income exempt from federal and Connecticut state personal income taxes.

The fund also may invest in high quality short-term structured notes, which are derivative instruments whose value is tied to underlying municipal obligations.

While the fund generally invests solely in securities with the highest credit rating or the unrated equivalent as determined by The Dreyfus Corporation (at the time of investment), it may invest up to 3% of its assets in securities with the second-highest credit rating that mature in 45 days or less.

The fund is required to hold at least 30% of its assets in cash, U.S. Treasury securities, certain other government securities with remaining maturities of 60 days or less, or securities that can readily be converted into cash within five business days. The maximum weighted average maturity of the fund's portfolio is 60 days and the maximum weighted average life to maturity of the fund's portfolio is 120 days.

Although the fund seeks to provide income exempt from federal and Connecticut state personal income taxes, interest from some of the fund's holdings may be subject to the federal alternative minimum tax. In addition, the fund temporarily may invest in high quality, taxable money market instruments and/or municipal obligations that may pay income exempt only from federal income tax, including when the portfolio manager believes acceptable Connecticut municipal obligations are not available for investment.

Investment Risks

An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

The fund's yield will fluctuate as the short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates. Additionally, while the fund has maintained a constant share price since inception, and will continue to try to do so, neither The Dreyfus Corporation nor its affiliates are required to make a capital infusion, enter into a capital support agreement or take other actions to prevent the fund's share price from falling below $1.00. The following are the principal risks that could reduce the fund’s income level and/or share price:

• Interest rate risk. This risk refers to the decline in the prices of fixed-income securities that may accompany a rise in the overall level of interest rates. The fund's yield will vary; it is not fixed for a specific period like the yield on a bank certificate of deposit. A sharp and unexpected rise in interest rates could cause a money market fund's share price to drop below a dollar. However, the extremely short maturities of the securities held in money market portfolios - a means of achieving an overall fund objective of principal safety - reduces their potential for price fluctuation. A low interest rate environment may prevent the fund from providing a positive yield or paying fund expenses out of fund assets and could impair the fund's ability to maintain a stable net asset value.

• Credit risk. Failure of an issuer to make timely interest or principal payments, or a decline or perception of a decline in the credit quality of a security, can cause the security's price to fall, potentially lowering the fund's share price. Although the fund invests only in high-quality debt securities, any of the fund's holdings could have its credit rating downgraded or could default. The credit quality of the securities held by the fund can change rapidly in certain market environments, and the default of a single holding could have the potential to cause significant deterioration of the fund's net asset value.

• Liquidity risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities at or near their perceived value. In such a market, the value of such securities may fall dramatically, potentially lowering the fund's share price, even during periods of declining interest rates. Also, during such periods, redemptions by a few large investors in the fund may have a significant adverse effect on the fund's net asset value and remaining fund shareholders.

• State-specific risk. The fund is subject to the risk that Connecticut's economy, and the revenues underlying its municipal bonds, may decline. Investing primarily in a single state makes the fund more sensitive to risks specific to the state and may magnify other risks.

• Tax risk. To be tax-exempt, municipal bonds generally must meet certain regulatory requirements. If any such municipal bond fails to meet these regulatory requirements, the interest received by the fund from its investment in such bonds and distributed to fund shareholders will be taxable.

• Structured notes risk. Structured notes, a type of derivative instrument, can be volatile, and the possibility of default by the financial institution or counterparty may be greater for these instruments than for other types of money market instruments. Structured notes typically are purchased in privately negotiated transactions from financial institutions and, thus, an active trading market for such instruments may not exist.

• Non-diversification risk. The fund is non-diversified, which means that the fund may invest a relatively high percentage of its assets in a limited number of issuers. Therefore, the fund's performance may be more vulnerable to changes in the market value of a single issuer or group of issuers and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.

Management

The investment adviser for the fund is The Dreyfus Corporation (Dreyfus), 200 Park Avenue, New York, New York 10166. Founded in 1947, Dreyfus manages approximately $291 billion in 196 mutual fund portfolios. For the past fiscal year, the fund paid Dreyfus a management fee at the annual rate of 0.16% of the fund's average daily net assets. A discussion regarding the basis for the board's approving the fund's management agreement with Dreyfus is available in the fund's annual report for the fiscal year ended November 30, 2010. Dreyfus is the primary mutual fund business of The Bank of New York Mellon Corporation (BNY Mellon), a global financial services company focused on helping clients move and manage their financial assets, operating in 36 countries and serving more than 100 markets. BNY Mellon is a leading provider of financial services for institutions, corporations and high-net-worth individuals, providing asset and wealth management, asset servicing, issuer services, and treasury services through a worldwide client-focused team. BNY Mellon has more than $25.0 trillion in assets under custody and administration and $1.17 trillion in assets under management, and it services more than $12.0 trillion in outstanding debt. Additional information is available at www.bnymellon.com.

The Dreyfus asset management philosophy is based on the belief that discipline and consistency are important to investment success. For each fund, Dreyfus seeks to establish clear guidelines for portfolio management and to be systematic in making decisions. This approach is designed to provide each fund with a distinct, stable identity.

MBSC Securities Corporation (MBSC), a wholly owned subsidiary of Dreyfus, serves as distributor of the fund and of the other funds in the Dreyfus Family of Funds. Rule 12b-1 fees and shareholder services fees are paid to MBSC for financing the sale and distribution of fund shares and for providing shareholder account service and maintenance, respectively. Dreyfus or MBSC may provide cash payments out of its own resources to financial intermediaries that sell shares of funds in the Dreyfus Family of Funds or provide other services. Such payments are separate from any sales charges, 12b-1 fees and/or shareholder services fees or other expenses that may be paid by a fund to those intermediaries. Because those payments are not made by fund shareholders or the fund, the fund's total expense ratio will not be affected by any such payments. These payments may be made to intermediaries, including affiliates, that provide shareholder servicing, sub-administration, recordkeeping and/or sub-transfer agency services, marketing support and/or access to sales meetings, sales representatives and management representatives of the financial intermediary. Cash compensation also may be paid from Dreyfus' or MBSC's own resources to intermediaries for inclusion of a fund on a sales list, including a preferred or select sales list or in other sales programs. These payments sometimes are referred to as "revenue sharing." From time to time, Dreyfus or MBSC also may provide cash or non-cash compensation to financial intermediaries or their representatives in the form of occasional gifts; occasional meals, tickets or other entertainment; support for due diligence trips; educational conference sponsorships; support for recognition programs; and other forms of cash or non-cash compensation permissible under broker-dealer regulations. In some cases, these payments or compensation may create an incentive for a financial intermediary or its employees to recommend or sell shares of the fund to you. Please contact your financial representative for details about any payments they or their firm may receive in connection with the sale of fund shares or the provision of services to the fund.

The fund, Dreyfus and MBSC have each adopted a code of ethics that permits its personnel, subject to such code, to invest in securities, including securities that may be purchased or held by the fund. Each code of ethics restricts the personal securities transactions of employees, and requires portfolio managers and other investment personnel to comply with the code's preclearance and disclosure procedures. The primary purpose of the respective codes is to ensure that personal trading by employees does not disadvantage any fund managed by Dreyfus or its affiliates.

Shareholder Guide

Buying and Selling Shares

You pay no sales charges to invest in this fund. Your price for shares is the net asset value per share (NAV), which is generally calculated as of 12:00 noon Eastern time on days the New York Stock Exchange is open for regular business. Your order will be priced at the next NAV calculated after your order is received in proper form by the fund's transfer agent or other authorized entity.

The fund's portfolio securities are valued at amortized cost, which does not take into account unrealized gains or losses. As a result, portfolio securities are valued at their acquisition cost, adjusted over time based on the discounts or premiums reflected in their purchase price. The fund uses the amortized cost method of valuation pursuant to Rule 2a-7 under the Investment Company Act of 1940 in order to be able to price its shares at $1.00 per share. In accordance with Rule 2a-7, the fund is subject to certain maturity, quality, liquidity and diversification requirements to help it maintain the $1.00 per share price. Because the fund seeks tax exempt income, it is not recommended for purchase in IRAs or other qualified retirement plans.

When calculating its NAV, the fund compares the NAV using amortized cost to its NAV using available market quotations or market equivalents, which generally are provided by an independent pricing service approved by the fund's board. The pricing service's procedures are reviewed under the general supervision of the board.

How to Buy Shares

By Mail – Regular Accounts. To open a regular account, complete an application and mail it, together with a check payable to The Dreyfus Family of Funds, to:

The Dreyfus Family of Funds

P.O. Box 55299

Boston, MA 02205-5299

To purchase additional shares in a regular account, mail a check payable to The Dreyfus Family of Funds (with your account number on your check), together with an investment slip, to:

The Dreyfus Family of Funds

P.O. Box 105

Newark, NJ 07101-0105

Electronic Check or Wire. To purchase shares in a regular account by wire or electronic check, please call 1-800-645-6561 (outside the U.S. 516-794-5452) for more information.

Dreyfus TeleTransfer. To purchase additional shares in a regular account by Dreyfus TeleTransfer, which will transfer money from a pre-designated bank account, request the account service on your application. Call us at 1-800-645-6561 (outside the U.S. 516-794-5452) or visit www.dreyfus.com to request your transaction.

Automatically. You may purchase additional shares in a regular account by selecting one of Dreyfus' automatic investment services made available to the fund on your account application or service application. See "Services for Fund Investors."

In Person. Visit a Dreyfus Financial Center. Please call us for locations.

The minimum initial and subsequent investment for regular accounts is $2,500 and $100, respectively. Investments made through Dreyfus TeleTransfer are subject to a $100 minimum and a $150,000 maximum. All investments must be in U.S. dollars. Third-party checks, cash, travelers' checks or money orders will not be accepted. You may be charged a fee for any check that does not clear.

How to Sell Shares

You may sell (redeem) shares at any time. Your shares will be sold at the next NAV calculated after your order is received in proper form by the fund's transfer agent or other authorized entity. Any certificates representing fund shares being sold must be returned with your redemption request. Your order will be processed promptly and you will generally receive the proceeds within a week.

Before selling or writing a check against shares recently purchased by check, Dreyfus TeleTransfer or Automatic Asset Builder, please note that:

• If you send a written request to sell such shares, the fund may delay selling the shares for up to eight business days following the purchase of those shares

• The fund will not honor redemption checks, or process wire, telephone, online or Dreyfus TeleTransfer redemption requests, for up to eight business days following the purchase of those shares

By Mail – Regular Account. To redeem shares of a regular account by mail, send a letter of instruction that includes your name, your account number, the name of the fund, the dollar amount to be redeemed and how and where to send the proceeds. Mail your request to:

The Dreyfus Family of Funds

P.O. Box 55263

Boston, MA 02205-5263

A signature guarantee is required for some written sell orders. These include:

• amounts of $10,000 or more on accounts whose address has been changed within the last 30 days

• requests to send the proceeds to a different payee or address

• amounts of $100,000 or more

A signature guarantee helps protect against fraud. You can obtain one from most banks or securities dealers, but not from a notary public. For joint accounts, each signature must be guaranteed. Please call to ensure that your signature guarantee will be processed correctly.

Telephone or Online. To sell shares in a regular account, call Dreyfus at 1-800-645-6561 (outside the U.S. 516-794-5452) or visit www.dreyfus.com to request your transaction.

A check will be mailed to your address of record or you may request a wire or electronic check (Dreyfus TeleTransfer). For wires or Dreyfus TeleTransfer, be sure that the fund has your bank account information on file. Proceeds will be wired or sent by electronic check to your bank account.

You may request that redemption proceeds be paid by check and mailed to your address of record (maximum $250,000 per day). You may request that redemption proceeds be sent to your bank by wire (minimum $1,000/maximum $20,000 per day) or by Dreyfus TeleTransfer (minimum $500/maximum $20,000 per day). Holders of joint accounts may redeem by wire or through Dreyfus TeleTransfer up to $500,000 within any 30-day period.

Automatically. You may sell shares in a regular account by calling 1-800-645-6561 (outside the U.S. 516-794-5452) for instructions to establish the Dreyfus Automatic Withdrawal Plan.

In Person. Visit a Dreyfus Financial Center. Please call us for locations.

General Policies

Unless you decline teleservice privileges on your application, the fund's transfer agent is authorized to act on telephone or online instructions from any person representing himself or herself to be you and reasonably believed by the transfer agent to be genuine. You may be responsible for any fraudulent telephone or online order as long as the fund's transfer agent takes reasonable measures to confirm that instructions are genuine.

If you invest through a financial intermediary (rather than directly with the distributor), the policies and fees may be different than those described herein. Banks, brokers, 401(k) plans, financial advisers and financial supermarkets may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. Please consult your financial representative or the Statement of Additional Information.

Money market funds generally are used by investors for short-term investments, often in place of bank checking or savings accounts, or for cash management purposes. Investors value the ability to add and withdraw their funds quickly, without restriction. For this reason, although Dreyfus discourages excessive trading and other abusive trading practices, the fund has not adopted policies and procedures, or imposed redemption fees or other restrictions such as minimum holding periods, to deter frequent purchases and redemptions of fund shares. Dreyfus also believes that money market funds, such as the fund, are not targets of abusive trading practices, because money market funds seek to maintain a $1.00 per share price and typically do not fluctuate in value based on market prices. However, frequent purchases and redemptions of the fund's shares could increase the fund's transaction costs, such as market spreads and custodial fees, and may interfere with the efficient management of the fund's portfolio, which could detract from the fund's performance. Accordingly, the fund reserves the right to refuse any purchase or exchange request. Funds in the Dreyfus Family of Funds that are not money market mutual funds have approved policies and procedures that are intended to discourage and prevent abusive trading practices in those mutual funds, which may apply to exchanges from or into a fund. If you plan to exchange your fund shares for shares of another Dreyfus fund, please read the prospectus of that other Dreyfus fund for more information.

The fund also reserves the right to:

• refuse any purchase or exchange request

• change or discontinue its exchange privilege, or temporarily suspend the privilege during unusual market conditions

• change its minimum or maximum investment amounts

• delay sending out redemption proceeds for up to seven days (generally applies only during unusual market conditions or in cases of very large redemptions or excessive trading)

• "redeem in kind," or make payments in securities rather than cash, if the amount redeemed is large enough to affect fund operations (for example, if it exceeds 1% of the fund's assets)

The fund also may process purchase and sale orders and calculate its NAV on days the fund's primary trading markets are open and the fund's management determines to do so.

Small Account Policies

To offset the relatively higher costs of servicing smaller accounts, the fund charges regular accounts with balances below $2,000 an annual fee of $12. The fee will be imposed during the fourth quarter of each calendar year.

The fee will be waived for: any investor whose aggregate Dreyfus mutual fund investments total at least $25,000; accounts participating in automatic investment programs; and accounts opened through a financial institution.

If your account falls below $500, the fund may ask you to increase your balance. If it is still below $500 after 45 days, the fund may close your account and send you the proceeds.

Distributions and Taxes

The fund earns dividends, interest and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions. The fund normally pays dividends once a month and capital gain distributions annually. Fund dividends and distributions will be reinvested in the fund unless you instruct the fund otherwise. There are no fees or sales charges on reinvestments.

The fund anticipates  that virtually all dividends paid to you will be exempt from federal and Connecticut state income taxes. However, for federal tax purposes, certain distributions, such as distributions of short-term capital gains, are taxable to you as ordinary income, while long-term capital gains are taxable to you as capital gains.

For Connecticut state personal income tax purposes, distributions derived from interest on municipal securities of Connecticut issuers and from interest on qualifying securities issued by U.S. territories and possessions are generally exempt from tax. Distributions that are federally taxable as ordinary income or capital gains are generally subject to Connecticut state personal income taxes.

The tax status of any distribution generally is the same regardless of how long you have been in the fund and whether you reinvest your distributions or take them in cash.

If you buy shares of a fund  when the fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion back in the form of a taxable distribution.

Your sale of shares, including exchanges into other funds, may result in a capital gain or loss for tax purposes. A capital gain or loss on your investment in the fund generally is the difference between the cost of your shares and the amount you receive when you sell them.

The tax status of your distributions will be detailed in your annual tax statement from the fund. Because everyone's tax situation is unique, please consult your tax adviser before investing.

Services for Fund Investors

Automatic Services

Buying or selling shares automatically is easy with the services described below. With each service, you select a schedule and amount, subject to certain restrictions. If you purchase shares through a third party, the third party may impose different restrictions on these services and privileges, or may not make them available at all. For information, call your financial representative or 1-800-645-6561.

Dreyfus Automatic Asset Builder® permits you to purchase fund shares (minimum of $100 and maximum of $150,000 per transaction) at regular intervals selected by you. Fund shares are purchased by transferring funds from the bank account designated by you.

Dreyfus Payroll Savings Plan permits you to purchase fund shares (minimum of $100 per transaction) automatically through a payroll deduction.

Dreyfus Government Direct Deposit permits you to purchase fund shares (minimum of $100 and maximum of $50,000 per transaction) automatically from your federal employment, Social Security or other regular federal government check.

Dreyfus Dividend Sweep permits you to automatically reinvest dividends and distributions from the fund into another Dreyfus Fund (not available for IRAs).

Dreyfus Auto-Exchange Privilege permits you to exchange at regular intervals your fund shares for shares of other Dreyfus Funds.

Dreyfus Automatic Withdrawal Plan permits you to make withdrawals (minimum of $50) on a monthly or quarterly basis, provided your account balance is at least $5,000.

Exchange Privilege

Generally, you can exchange shares worth $500 or more (no minimum for retirement accounts) into other Dreyfus Funds. You can request your exchange by contacting your financial representative. Be sure to read the current prospectus for any fund into which you are exchanging before investing. Any new account established through an exchange generally will have the same privileges as your original account (as long as they are available). There is currently no fee for exchanges, although you may be charged a sales load when exchanging into any fund that has one. See the SAI for more information regarding exchanges.

Dreyfus TeleTransfer Privilege

To move money between your bank account and your Dreyfus Fund account with a phone call or online, use the Dreyfus TeleTransfer privilege. You can set up Dreyfus TeleTransfer on your account by providing bank account information and following the instructions on your application, or contacting your financial representative.

Account Statements

Every Dreyfus Fund investor automatically receives regular account statements. You will also be sent a yearly statement detailing the tax characteristics of any dividends and distributions you have received.

Checkwriting Privilege

You may write redemption checks against your account in amounts of $500 or more. These checks are free; however, a fee will be charged if you request a stop payment or if the transfer agent cannot honor a redemption check due to insufficient funds or another valid reason. Please do not postdate your checks or use them to close your account.

Dreyfus Express® Voice-Activated Account Access

You can easily manage your Dreyfus accounts, check your account balances, purchase fund shares, transfer money between your Dreyfus Funds, get price and yield information, and much more, by calling 1-800-645-6561. Certain requests require the services of a representative.

Financial Highlights

These financial highlights describe the performance of the fund's shares for the fiscal periods indicated. "Total return" shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These financial highlights have been audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the fund's financial statements, is included in the annual report, which is available upon request.

	Year Ended November 30,
	2010	2009	2008	2007	2006
Per Share Data ($):
Net asset value, beginning of period	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Investment income--net	.000[a]	.002	.019	.030	.027
Distributions:
Dividends from investment income--net	(.000)[a]	(.002)	(.019)	(.030)	(.027)
Net asset value, end of period	1.00	1.00	1.00	1.00	1.00
Total Return (%)	.00[b]	.18	1.96	3.05	2.73
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.71	.66	.64	.66	.68
Ratio of net expenses to average net assets	.37	.60	.63	.64	.65
Ratio of net investment income to average net assets	.00[b]	.18	1.90	3.01	2.70
Net Assets, end of period ($ x 1,000)	96,202	170,132	204,523	185,726	137,772
[a]Amount represents less than $.001 per share.
[b]Amount represents less than .01%.

NOTES

NOTES

For More Information

Dreyfus Connecticut Municipal Money Market Fund, Inc.

SEC file number: 811-6014

More information on this fund is available free upon request, including the following:

Annual/Semiannual Report

Describes the fund's performance, lists portfolio holdings and contains a letter from the fund's manager discussing recent market conditions, economic trends and fund strategies that significantly affected the fund's performance during the last fiscal year. The fund's most recent annual and semiannual reports are available at www.dreyfus.com.

Statement of Additional Information (SAI)

Provides more details about the fund and its policies. A current SAI is available at www.dreyfus.com and is on file with the Securities and Exchange Commission (SEC). The SAI is incorporated by reference (is legally considered part of this prospectus).

Portfolio Holdings

Dreyfus funds generally disclose their complete schedule of portfolio holdings monthly with a 30-day lag at www.dreyfus.com under Mutual Fund Center – Dreyfus Mutual Funds – Mutual Fund Total Holdings. Complete holdings as of the end of the calendar quarter are disclosed 15 days after the end of such quarter. Dreyfus money market funds generally disclose their complete schedule of holdings daily. The schedule of holdings for a fund will remain on the website until the fund files its Form N-Q or Form N-CSR for the period that includes the dates of the posted holdings.

A complete description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the fund's SAI.

To obtain information:

By telephone. Call 1-800-645-6561

By mail.
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

By E-mail. Send your request to info@dreyfus.com

On the Internet. Certain fund documents can be viewed online or downloaded from:

SEC: http://www.sec.gov

Dreyfus: http://www.dreyfus.com

You can also obtain copies, after paying a duplicating fee, by visiting the SEC's Public Reference Room in Washington, DC (for information, call 1-202-551-8090) or by E-mail request to publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, DC 20549-0102.

© 2011 MBSC Securities Corporation 0101P0411

DREYFUS CONNECTICUT MUNICIPAL MONEY MARKET FUND, INC.

Ticker: DRCXX

STATEMENT OF ADDITIONAL INFORMATION

APRIL 1, 2011

This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the current Prospectus, dated April 1, 2011, of Dreyfus Connecticut Municipal Money Market Fund, Inc. (the “Fund”),  as the Prospectus may be revised from time to time.  To obtain a copy of the Fund’s Prospectus, please call your financial adviser, or write to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, visit www.dreyfus.com, or call one of the following numbers:

Call Toll Free 1-800-645-6561

In New York City -- Call 1-718-895-1206

Outside the U.S. -- Call 516-794-5452

            The Fund’s most recent Annual Report and Semi-Annual Report to Shareholders are separate documents supplied with this Statement of Additional Information, and the financial statements, accompanying notes and report of the independent registered public accounting firm appearing in the Annual Report are incorporated by reference into this Statement of Additional Information.

TABLE OF CONTENTS

Page
Description of the Fund	B-2
Management of the Fund	B-10
Management Arrangements	B-20
How to Buy Shares	B-25
Shareholder Services Plan	B-28
How to Redeem the Shares	B-28
Shareholder Services	B-31
Determination of Net Asset Value	B-34
Dividends and Distributions	B-35
Taxation	B-35
Portfolio Transactions	B-47
Information About the Fund	B-51
Counsel and Independent Registered Public Accounting Firm	B-51
Appendix A	B-53
Appendix B	B-40

DESCRIPTION OF THE FUND

            The Fund is a Maryland corporation formed on May 16, 1990.  The Fund is an open-end, management investment company, known as a municipal money market mutual fund. The Fund must maintain a dollar-weighted average portfolio maturity of 60 days or less, must maintain a dollar-weighted average portfolio life to maturity of 120 days or less and must invest only in U.S. dollar-denominated securities with remaining maturities of 397 days or less and which are determined to be of high quality with minimal credit risk.   As a municipal fund, the Fund invests in debt obligations issued by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multi-state agencies or authorities, and certain other specified securities, the interest from which is, in the opinion of bond counsel to the issuer, exempt from Federal income tax (“Municipal Obligations”).

            The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as the Fund’s investment adviser.

            MBSC Securities Corporation (the “Distributor”) is the distributor of the Fund’s shares.

Certain Portfolio Securities

            The following information supplements and should be read in conjunction with the Fund’s Prospectus.

            Municipal Obligations.  As a fundamental policy, the Fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in Municipal Obligations of the State of Connecticut, its political subdivisions, authorities and corporations, and certain other specified securities, that provide income exempt from Federal and State of Connecticut personal income taxes (collectively, “Connecticut Municipal Obligations”).  To the extent acceptable Connecticut Municipal Obligations are at any time unavailable for investment by the Fund, the Fund will invest temporarily in other Municipal Obligations.  Municipal Obligations generally include debt obligations issued to obtain funds for various public purposes as well as certain industrial development bonds issued by or on behalf of public authorities.  Municipal Obligations are classified as general obligation bonds, revenue bonds and notes.  General obligation bonds are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest.  Revenue bonds are payable from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power.  Tax exempt industrial development bonds, in most cases, are revenue bonds that do not carry the pledge of the credit of the issuing municipality, but generally are guaranteed by the corporate entity on whose behalf they are issued.  Notes are short-term instruments which are obligations of the issuing municipalities or agencies and are sold in anticipation of a bond sale, collection of taxes or receipt of other revenues.  Municipal Obligations include municipal lease/purchase agreements, which are similar to installment purchase contracts for property or equipment issued by municipalities.  Municipal Obligations bear fixed, floating or variable rates of interest.

The yields on Municipal Obligations are dependent on a variety of factors, including general economic and monetary conditions, money market factors, conditions in the Municipal Obligations market, size of a particular offering, maturity of the obligation, and rating of the issue.

Municipal Obligations include certain private activity bonds (a type of revenue bond), the income from which is subject to the alternative minimum tax (AMT).  The Fund may invest without limitation in such Municipal Obligations if the Manager determines that their purchase is consistent with the Fund’s investment objective.

Certain Tax Exempt Obligations.  The Fund may purchase floating and variable rate demand notes and bonds, which are tax exempt obligations ordinarily having stated maturities in excess of 13 months, but which permit the holder to demand payment of principal at any time, or at specified intervals not exceeding 13 months, in each case upon not more than 30 days’ notice.  Variable rate demand notes include master demand notes which are obligations that permit the Fund to invest fluctuating amounts, at varying rates of interest, pursuant to direct arrangements between the Fund, as lender, and the borrower.  These obligations permit daily changes in the amount borrowed.  Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value, plus accrued interest.  Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund’s right to redeem is dependent on the ability of the borrower to pay principal and interest on demand.  Each obligation purchased by the Fund will meet the quality criteria established for the purchase of Municipal Obligations.

Derivative Products.  The Fund may purchase various derivative products whose value is tied to underlying Municipal Obligations.  The Fund will purchase only those derivative products that are consistent with its investment objective and policies and comply with the quality, maturity, liquidity and diversification standards of Rule 2a-7 under the Investment Company Act of 1940, as amended (the “1940 Act”).  The principal types of derivative products are described below.

(1)               Tax Exempt Participation Interests.  Tax exempt participation interests (such as industrial development bonds and municipal lease/purchase agreements) give the Fund an undivided interest in a Municipal Obligation in the proportion that the Fund’s participation interest bears to the total principal amount of the Municipal Obligation.  Participation interests may have fixed, floating or variable rates of interest, and are frequently backed by an irrevocable letter of credit or guarantee of a bank.

(2)               Tender Option Bonds.  Tender option bonds grant the holder an option to tender an underlying Municipal Obligation at par plus accrued interest at specified intervals to a financial institution that acts as a liquidity provider.  The holder of a tender option bond effectively holds a demand obligation that bears interest at the prevailing short-term tax-exempt rate.

(3)               Custodial Receipts.  In a typical custodial receipt arrangement, an issuer of a Municipal Obligation deposits it with a custodian in exchange for two classes of custodial receipts.  One class has the characteristics of a typical auction rate security, where at specified intervals its interest rate is adjusted and ownership changes.  The other class’s interest rate also is adjusted, but inversely to changes in the interest rate of the first class.

(4)               Structured Notes.  Structured notes typically are purchased in privately negotiated transactions from financial institutions and, therefore, may not have an active trading market.  When the Fund purchases a structured note, it will make a payment of principal to the counterparty.  Some structured notes have a guaranteed repayment of principal while others place a portion (or all) of the principal at risk.  The possibility of default by the counterparty or its credit provider may be greater for structured notes than for other types of money market instruments.

Ratings of Municipal Obligations.  The Fund may invest only in those Municipal Obligations which are rated in one of the two highest rating categories for debt obligations by at least two rating organizations (or one rating organization if the instrument was rated by only one such organization) or, if unrated, are of comparable quality as determined by the Manager in accordance with procedures established by the Fund’s Board.

            The average distribution of investments (at value) in Municipal Obligations (including notes) by ratings for the fiscal year ended November 30, 2010, computed on a monthly basis, was as follows:

Fitch Ratings		Moody’s Investors Service, Inc		Standard & Poor’s Ratings Services	Percentage
(“Fitch”)	or	(“Moody’s”)	or	(“S&P”)	of Value
F-1+/F-1		VMIG 1/MIG 1, P-1		SP-1+/SP-1, A1+/A1	89.9%
F-2+/F-2		VMIG 2/MIG 2, P-2		SP-2+/SP-2, A2+/A2	0.4%
AAA/AA		Aaa/Aa		AAA/AA	2.5%
Not Rated		Not Rated		Not Rated	7.2%(1)
					100.0%

________________________

(1)   Included in the Not Rated category are securities which, while not rated, all have been determined by the Manager to be of comparable quality to securities in the MIG1/SP-1/F-1 rating category.

If, subsequent to its purchase by the Fund, (a) an issue of rated Municipal Obligations ceases to be rated in the highest rating category by at least two rating organizations (or one rating organization if the instrument was rated by only one such organization) or the Fund’s Board determines that it is no longer of comparable quality or (b) the Manager becomes aware that any portfolio security not so highly rated or any unrated security has been given a rating by any rating organization below the rating organization’s second highest rating category, the Fund’s Board will reassess promptly whether such security presents minimal credit risk and will cause the Fund to take such action as it determines is in the best interest of the Fund and its shareholders; provided that the reassessment required by clause (b) is not required if the portfolio security is disposed of or matures within five business days of the Manager becoming aware of the new rating and the Fund’s Board is subsequently notified of the Manager’s actions.

            To the extent the ratings given by Moody’s, S&P or Fitch (collectively, the “Rating Agencies”) for Municipal Obligations may change as a result of changes in such organization or their rating systems, the Fund will attempt to use comparable ratings as standards for its investments in accordance with the investment policies described in the Fund’s Prospectus and this Statement of Additional Information.  The ratings of the Rating Agencies represent their opinions as to the quality of the Municipal Obligations which they undertake to rate.  It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality.  Although these ratings may be an initial criterion for selection of portfolio investments, the Manager also will evaluate these securities and the creditworthiness of the issuers of such securities.

            Taxable Investments.  From time to time, on a temporary basis other than for temporary defensive purposes (but not to exceed 20% of the value of the Fund’s net assets) or for temporary defensive purposes, the Fund may invest in taxable short-term investments (“Taxable Investments”) consisting of:  notes of issuers having, at the time of purchase, a quality rating within the two highest grades of a Rating Agency; obligations of the U.S. Government, its agencies or instrumentalities; commercial paper rated not lower than P-2 by Moody’s, A-2 by S&P or F-2 by Fitch; certificates of deposit of U.S. domestic banks, including foreign branches of domestic banks, with assets of $1 billion or more; time deposits; bankers’ acceptances and other short-term bank obligations; and repurchase agreements in respect of any of the foregoing.  Dividends paid by the Fund that are attributable to income earned by the Fund from Taxable Investments will be taxable to investors.  See “Dividends, Distributions and Taxes”.  Except for temporary defensive purposes, at no time will more than 20% of the value of the Fund’s net assets be invested in Taxable Investments.  If the Fund purchases Taxable Investments, it will value them using the amortized cost method and comply with the provisions of Rule 2a-7 relating to purchases of taxable instruments.  When the Fund has adopted a temporary defensive position, including when acceptable Connecticut Municipal Obligations are unavailable for investment by the Fund, in excess of 20% of the Fund’s net assets may be invested in securities that are not exempt from Connecticut income taxes.  Under normal market conditions, the Fund anticipates that not more than 5% of the value of its total assets will be invested in any one category of Taxable Investments.

            Illiquid Securities.  The Fund may invest up to 10% of the value of its net assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with the Fund’s investment objective.  These securities may include securities that are not readily marketable, such as securities subject to legal or contractual restrictions on resale, and repurchase agreements providing for settlement in more than seven days after notice.  As to these securities, the Fund is subject to a risk that should the Fund desire to sell them when a ready buyer is not available at a price the Fund deems representative of their value, the value of the Fund’s net assets could be adversely affected.

Investment Techniques

            The following information supplements and should be read in conjunction with the Fund’s Prospectus.

            Borrowing Money.  The Fund is permitted to borrow to the extent permitted under the 1940 Act, which permits an investment company to borrow in an amount up to 33-1/3% of the value of its total assets. The Fund currently intends to borrow money from banks, only for temporary or emergency (not leveraging) purposes, in an amount up to 15% of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time borrowing is made.  While such borrowings exceed 5% of the value of the Fund’s total assets, the Fund will not make any additional investments.

Interfund Borrowing and Lending Program. Pursuant to an exemptive order issued by the Securities and Exchange Commission (the “SEC”), the Fund may lend money to, and/or borrow money from, certain other funds advised by the Manager or its affiliates. All interfund loans and borrowings must comply with the conditions set forth in the exemptive order, which are designed to ensure fair and equitable treatment of all participating funds. The Fund’s participation in the Interfund Borrowing and Lending Program must be consistent with its investment policies and limitations. The Fund will borrow through the Program only when the costs are equal to or lower than the costs of bank loans, and will lend through the Program only when the returns are higher than those available from an investment in repurchase agreements. Interfund loans and borrowings are normally expected to extend overnight, but can have a maximum duration of seven days. Loans may be called on one day’s notice. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.

            Stand-By Commitments.  The Fund may acquire “stand-by commitments” with respect to Municipal Obligations held in its portfolio.  Under a stand-by commitment, the Fund obligates a broker, dealer or bank to repurchase, at the Fund’s option, specified securities at a specified price and, in this respect, stand-by commitments are comparable to put options.  The exercise of a stand-by commitment, therefore, is subject to the ability of the seller to make payment on demand.  The Fund will acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes.  The Fund may pay for stand-by commitments if such action is deemed necessary, thus increasing to a degree the cost of the underlying Municipal Obligation and similarly decreasing such security’s yield to investors.  Gains realized in connection with stand-by commitments will be taxable.

            Forward Commitments.  The Fund may purchase Municipal Obligations and other securities on a forward commitment, when-issued or delayed delivery basis, which means that delivery and payment take place in the future after the date of the commitment to purchase.  The payment obligation and the interest rate receivable on a forward commitment, when-issued, or delayed delivery security are fixed when the Fund enters into the commitment, but the Fund does not make payment until it receives delivery from the counterparty.  The Fund will commit to purchase such securities only with the intention of actually acquiring the securities, but the Fund may sell these securities before the settlement date if it is deemed advisable.  The Fund will segregate permissible liquid assets at least equal at all times to the amount of the Fund’s purchase commitments.

            Municipal Obligations and other securities purchased on a forward commitment, when-issued or delayed delivery basis are subject to changes in value (generally changing in the same way, i.e. appreciating when interest rates decline and depreciating when interest rates rise) based upon the public’s perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates.  Securities purchased on a forward commitment, when-issued or delayed-delivery basis may expose the Fund to risks because they may experience such fluctuations prior to their actual delivery.  Purchasing securities on a forward commitment, when-issued or delayed delivery basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself.  Purchasing securities on a forward commitment, when-issued or delayed delivery basis when the Fund is fully or almost fully invested may result in greater potential fluctuation in the value of the Fund’s net assets and its net asset value per share.

Certain Investment Considerations and Risks

            General.  The Fund attempts to increase yields by trading to take advantage of short-term market variations.  This policy is expected to result in high portfolio turnover but should not adversely affect the Fund since the Fund usually does not pay brokerage commissions when purchasing short-term obligations.  The value of the portfolio securities held by the Fund will vary inversely to changes in prevailing interest rates.  Thus, if interest rates have increased from the time a security was purchased, such security, if sold, might be sold at a price less than its purchase cost.  Similarly, if interest rates have declined from the time a security was purchased, such security, if sold, might be sold at a price greater than its purchase cost.  In either instance, if the security was purchased at face value and held to maturity, no gain or loss would be realized.

Even though interest-bearing securities are investments which promise a stable stream of income, the prices of such securities are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations.  The values of fixed-income securities also may be affected by changes in the credit rating or financial condition of the issuing entities. The Fund seeks to maintain a stable $1.00 share price.

            Investing in Municipal Obligations.  The Fund may invest more than 25% of the value of its total assets in Municipal Obligations which are related in such a way that an economic, business or political development or change affecting one such security also would affect the other securities; for example, securities the interest upon which is paid from revenues of similar types of projects or securities whose issuers are located in the same state.  As a result, the Fund may be subject to greater risk as compared to a municipal money market fund that does not follow this practice.

Certain municipal lease/purchase obligations in which the Fund may invest may contain “non-appropriation” clauses which provide that the municipality has no obligation to make lease payments in future years unless money is appropriated for such purpose on a yearly basis.  Although “non-appropriation” lease/purchase obligations are secured by the leased property, disposition of the leased property in the event of foreclosure might prove difficult.  In evaluating the credit quality of a municipal lease/purchase obligation that is unrated, the Manager will consider, on an ongoing basis, a number of factors including the likelihood that the issuing municipality will discontinue appropriating funds for the leased property.

Certain provisions in the Internal Revenue Code of 1986, as amended (the “Code”), relating to the issuance of Municipal Obligations may reduce the volume of Municipal Obligations qualifying for Federal tax exemption.  One effect of these provisions could be to increase the cost of the Municipal Obligations available for purchase by the Fund and thus reduce the available yield.  Shareholders should consult their tax advisers concerning the effect of these provisions on an investment in the Fund.  Proposals that may restrict or eliminate the income tax exemption for interest on Municipal Obligations may be introduced in the future.  If any such proposal were enacted that would reduce the availability of Municipal Obligations for investment by the Fund so as to adversely affect Fund shareholders, the Fund would reevaluate its investment objective and policies and submit possible changes in the Fund’s structure to shareholders for their consideration.  If legislation were enacted that would treat a type of Municipal Obligation as taxable, the Fund would treat such security as a permissible Taxable Investment within the applicable limits set forth herein.

            Investing in Connecticut Municipal Obligations.  Since the Fund is concentrated in securities issued by Connecticut or entities within Connecticut, an investment in the Fund may involve greater risk than investments in certain other types of money market funds.  You should consider carefully the special risks inherent in the Fund’s investment in Connecticut Municipal Obligations.  You should review the information in “Appendix A” which provides a brief summary of special investment considerations and risk factors relating to investing in Connecticut Municipal Obligations.

Investment Restrictions

The Fund’s investment objective, and its policy to normally invest at least 80% of its net assets (plus any borrowings for investment purposes) in Connecticut Municipal Obligations (or other instruments with similar economic characteristics), are fundamental policies which cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Fund’s outstanding voting securities.  In addition, the Fund has adopted investment restrictions numbered 1 through 10 as fundamental policies.  Investment restriction number 11 is not a fundamental policy and may be changed by vote of a majority of the Fund’s Board members at any time.  The Fund may not:

1.         Purchase securities other than Municipal Obligations and Taxable Investments as those terms are defined previously and in the Fund’s Prospectus.

2.         Borrow money, except to the extent permitted under the 1940 Act (which currently limits borrowing to no more than 33-1/3% of the value of the Fund’s total assets).

3.         Pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure borrowings for temporary or emergency purposes.

4.         Sell securities short or purchase securities on margin.

5.         Underwrite the securities of other issuers, except that the Fund may bid separately or as part of a group for the purchase of Municipal Obligations directly from an issuer for its own portfolio to take advantage of the lower purchase price available.

6.         Purchase or sell real estate, real estate investment trust securities, commodities or commodity contracts, or oil and gas interests, but this shall not prevent the Fund from investing in Municipal Obligations secured by real estate or interests therein.

7.         Lend any securities or make loans to others, except to the extent permitted under the 1940 Act (which currently limits such loans to no more than 33-1/3% of the value of the Fund's total assets), and except as otherwise permitted by interpretations or modifications by, or exemptive or other relief from, the SECor other authority with appropriate jurisdiction, and disclosed to investors. For purposes of this Investment Restriction, the purchase of debt obligations (including acquisitions of loans, loan participations or other forms of debt instruments) and the entry into repurchase agreements shall not constitute loans by the Fund. Any loans of portfolio securities will be made according to guidelines established by the SEC and the Fund's Board.

8.         Invest more than 25% of its total assets in the securities of issuers in any single industry; provided that there shall be no such limitation on the purchase of Municipal Obligations and, for temporary defensive purposes, obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

9.         Invest in companies for the purpose of exercising control.

10.       Invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets.

11.       Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid if, in the aggregate, more than 10% of the value of the Fund’s net assets would be so invested.

For purposes of Investment Restriction No. 8, industrial development bonds, where the payment of principal and interest is the ultimate responsibility of companies within the same industry, are grouped together as an “industry”.

            If a percentage restriction is adhered to at the time of investment by the Fund, a later increase or decrease in percentage resulting from a change in values or assets will not constitute a violation of that Fund’s restriction.  With respect to Investment Restriction No. 2, however, if borrowings exceed 33-1/3% of the value of the Fund’s total assets as a result of changes in values or assets, the Fund must take steps to reduce such borrowings within three business days at least to the extent of such excess.

MANAGEMENT OF THE FUND

Board of the Fund

Board's Oversight Role in Management.  The Board's role in management of the Fund is oversight.  As is the case with virtually all investment companies (as distinguished from operating companies), service providers to the Fund, primarily the Manager and its affiliates have responsibility for the day-to-day management of the Funds, which includes responsibility for risk management (including management of investment performance and investment risk, valuation risk, issuer and counterparty credit risk, compliance risk and operational risk).  As part of its oversight, the Board, acting at its scheduled meetings, or the Chairman, acting between Board meetings, regularly interacts with and receives reports from senior personnel of service providers, including the Manager's Chief Investment Officer (or a senior representative of his office), the Fund's and the Manager's Chief Compliance Officer and portfolio management personnel.  The Board's audit committee (which consists of all Board members) meets during its scheduled meetings, and between meetings the audit committee chair maintains contact, with the Fund's independent registered public accounting firm and the Fund's Chief Financial Officer.  The Board also receives periodic presentations from senior personnel of the Manager or its affiliates regarding risk management generally, as well as periodic presentations regarding specific operational, compliance or investment areas, such as business continuity, anti-money laundering, personal trading, valuation, credit, investment research and securities lending.  The Board also receives reports from counsel to the Manager and the Board's own independent legal counsel regarding regulatory compliance and governance matters.  The Board has adopted policies and procedures designed to address certain risks to the Funds.  In addition, the Manager and other service providers to the Fund have adopted a variety of policies, procedures and controls designed to address particular risks to the Funds.  Different processes, procedures and controls are employed with respect to different types of risks.  However, it is not possible to eliminate all of the risks applicable to the Funds, and the Board’s risk management oversight is subject to inherent limitations.

Board Composition and Leadership Structure.  The 1940 Act requires that at least 40% of the Fund's Board members not be "interested persons" (as defined in the 1940 Act) of the Fund and as such are not affiliated with the Manager ("Independent Board members").  To rely on certain exemptive rules under the 1940 Act, a majority of the Fund's Board members must be Independent Board members, and for certain important matters, such as the approval of investment advisory agreements or transactions with affiliates, the 1940 Act or the rules thereunder require the approval of a majority of the Independent Board members.  Currently, all of the Fund's Board members, including the Chairman of the Board, are Independent Board members, although the Board could in the future determine to add Board members who are not Independent Board members.  The Board has determined that its leadership structure, in which the Chairman of the Board is not affiliated with the Manager, is appropriate in light of the services that the Manager and its affiliates provide to the Fund and potential conflicts of interest that could arise from these relationships.

Information About Each Board Member's Experience, Qualifications, Attributes or Skills.  Board members of the Fund, together with information as to their positions with the Fund, principal occupations and other board memberships for the past five years, are shown below.

Name (Age) Position with Fund (Since)	Principal Occupation During Past 5 Years	Other Public Fund Board Memberships During Past 5 Years

Joseph S. DiMartino (67) Chairman of the Board (1995)	Corporate Director and Trustee

CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997 – present)

The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director (2000 – 2010)

Sunair Services Corporation, a provider of certain outdoor-related services to homes and business, Director (2005 – 2009)

David W. Burke (74) Board Member (1994)	Corporate Director and Trustee	N/A

William Hodding Carter III (75) Board Member (2006)	Professor of Leadership & Public Policy, University of North Carolina, Chapel Hill (2006 – present) President and Chief Executive Officer of the John S. and James L. Knight Foundation (1998 – 2006)	N/A

Gordon J. Davis (69) Board Member (1995)	Partner in the law firm of Dewey & LeBoeuf LLP	Consolidated Edison, Inc., a utility company, Director (1997 – present) Phoenix Companies, Inc., a life insurance company, Director (2000 – present)

Joni Evans (68) Board Member (1991)

Chief Executive Officer, www.wowOwow.com, an online community dedicated to women's conversations and publications

Principal, Joni Evans Ltd. (publishing)

Senior Vice President of the William Morris Agency (1994 – 2006)

N/A

Ehud Houminer (70) Board Member (2006)	Executive-in-Residence at the Columbia Business School, Columbia University	Avnet Inc., an electronics distributor, Director (1993 – present)

Richard C. Leone (70) Board Member (2006)	President of The Century Foundation (formerly, The Twentieth Century Fund, Inc.), a tax exempt research foundation engaged in the study of economic, foreign policy and domestic issues	N/A

Hans C. Mautner (73) Board Member (2006)

President – International Division and an Advisory Director of Simon Property Group, a real estate investment company

Chairman and Chief Executive Officer of Simon Global Limited, a real estate company (1999 – present)

N/A

Robin A. Melvin (47) Board Member (2006)	Director, Boisi Family Foundation, a private family foundation that supports youth-serving organizations that promote the self sufficiency of youth from disadvantaged circumstances (1995 – present)	N/A

Burton N. Wallack (60) Board Member (1991)	President and Co-owner of Wallack Management Company, a real estate management company	N/A

John E. Zuccotti (73) Board Member (1984)	Chairman of Brookfield Financial Properties, Inc. Senior Counsel of Weil, Gotshal & Manges, LLP Emeritus Chairman of the Real Estate Board of New York	Wellpoint, Inc., a health benefits company, Director (2005 – present)

Each Board member has been a Board member of Dreyfus mutual funds for over 10 years.  Additional information about each Board member follows (supplementing the information provided in the table above) that describes some of the specific experiences, qualifications, attributes or skills that each Board member possesses which the Board believes has prepared them to be effective Board members.  The Board believes that the significance of each Board member's experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one Board member may not have the same value for another) and that these factors are best evaluated at the board level, with no single Board member, or particular factor, being indicative of board effectiveness.  However, the Board believes that Board members need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties; the Board believes that its members satisfy this standard.  Experience relevant to having this ability may be achieved through a Board member's educational background; business, professional training or practice (e.g., medicine, accounting or law), public service or academic positions; experience from service as a board member (including the Board of the Fund) or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences.  The charter for the Board's nominating committee contains certain other factors considered by the committee in identifying and evaluating potential Board member nominees.  To assist them in evaluating matters under federal and state law, the Board members are counseled by their own independent legal counsel, who participates in Board meetings and interacts with the Manager, and also may benefit from information provided by the Manager's counsel; counsel to the Fund and to the Board have significant experience advising funds and fund board members.  The Board and its committees have the ability to engage other experts as appropriate.  The Board evaluates its performance on an annual basis.

•         Joseph S. DiMartino – Mr. DiMartino has been the Chairman of the Board of the funds in the Dreyfus Family of Funds for over 15 years.  From 1971 through 1994, Mr. DiMartino served in various roles as an employee of Dreyfus (prior to its acquisition by a predecessor of The Bank of New York Mellon Corporation ("BNY Mellon") in August 1994 and related management changes), including portfolio manager, President, Chief Operating Officer and a Director.  He ceased being an employee or Director of Dreyfus by the end of 1994.  From July 1995 to November 1997, Mr. DiMartino served as Chairman of the Board of The Noel Group, a public buyout firm; in that capacity, he helped manage, acquire, take public and liquidate a number of operating companies.  From 1986 to 2010, Mr. DiMartino served as a Director of The Muscular Dystrophy Association.

•         David W. Burke – Mr. Burke was previously a member of the Labor-Management Committee for the U.S. Department of Commerce, Executive Secretary to the President's Advisory Committee on Labor-Management Policy, Secretary to the Governor of the State of New York and Chief of Staff for Senator Edward M. Kennedy.  In addition, Mr. Burke previously served as the President of CBS News and as the Chairman of the federal government's Broadcasting Board of Governors, which oversees the Voice of America, Radio Free Europe, Radio Free Asia and other U.S. government-sponsored international broadcasts.  Mr. Burke also was a Vice President and Chief Operating Officer of Dreyfus (prior to its acquisition by a predecessor of BNY Mellon in August 1994 and related management changes).

•         William Hodding Carter III – Mr. Carter served as spokesman of the Department of State and as Assistant Secretary of State for Public Affairs in the Carter administration.  Mr. Carter held the Knight Chair in Journalism at the University of Maryland College of Journalism from 1995 to 1998, and is now the University Professor of Leadership and Public Policy at the University of North Carolina at Chapel Hill.  Mr. Carter's work as a journalist includes serving as Chief Correspondent on "Frontline," public television's flagship public affairs series.

•         Gordon J. Davis – Mr. Davis is a partner in the law firm of Dewey & LeBoeuf LLP, where his practice involves complex real estate, land use development and related environmental matters.  Prior to joining the firm, Mr. Davis served as a Commissioner and member of the New York City Planning Commission, and as Commissioner of Parks and Recreation for the City of New York.  Mr. Davis was a co-founder of the Central Park Conservancy and the founding Chairman of Jazz at the Lincoln Center for the Performing Arts in New York City.  He has also served as President of Lincoln Center.  Mr. Davis also served on the board of Dreyfus (prior to its acquisition by a predecessor of BNY Mellon in August 1994 and related management changes).

•         Joni Evans – Ms. Evans has more than 35 years experience in the publishing industry, serving as Publisher of Random House, Inc., President and Publisher of Simon & Schuster, Inc. and, most recently, Senior Vice President of the William Morris Agency, Inc.'s literary department until 2006.  Ms. Evans is a member of the Young Presidents' Organization and the Women's Forum, and is a founding member of The Committee of 200 and Women's Media Group.

•         Ehud Houminer – Mr. Houminer currently serves on Columbia Business School's Board of Overseers.  Prior to his association with Columbia Business School beginning in 1991, Mr. Houminer held various senior financial, strategic and management positions at Philip Morris Companies Inc., including serving as Senior Corporate Vice President for Corporate Planning, and as President and Chief Executive Officer of Philip Morris USA, Inc. (now part of Altria Group, Inc.).  Mr. Houminer is Chairman of the Business School Board and a Trustee of Ben Gurion University.

•         Richard C. Leone – Mr. Leone currently serves as President of the Century Foundation (formerly named the Twentieth Century Fund), a non-profit public policy research foundation.  Prior to that, Mr. Leone served as Chairman of the Port Authority of New York and New Jersey and as State Treasurer of New Jersey.  Mr. Leone also has served as President of the New York Mercantile Exchange and was a Managing Director at Dillon Read and Co., an investment banking firm.  He is a member of the Council on Foreign Relations and the National Academy of Social Insurance.

•         Hans C. Mautner – Mr. Mautner is President of the International Division of Simon Property Group, Inc. and Chairman of Simon Global Limited.  Mr. Mautner previously served as Vice Chairman of the Board of Directors of Simon Property Group, Inc., Chairman of the Board of Directors and Chief Executive Officer of Corporate Property Investors and as a General Partner of Lazard Frères.  In addition, Mr. Mautner is currently Chairman of Simon Ivanhoe BV/SARL and Chairman of Gallerie Commerciali Italia S.p.A.

•         Robin A. Melvin – Ms. Melvin is currently a Director of the Boisi Family Foundation, a private family foundation that supports organizations serving the needs of youth from disadvantaged circumstances.  In that role she also manages the Boisi Family Office, providing the primary interface with all investment managers, legal advisors and other service providers to the family.  She has also served in various roles with MENTOR, a national non-profit youth mentoring advocacy organization, including Executive Director of the New York City affiliate, Vice President of the national affiliate network, Vice President of Development, and, immediately prior to her departure, Senior Vice President in charge of strategy.  Prior to that, Ms. Melvin served as an investment banker with Goldman Sachs Group, Inc.

•         Burton N. Wallack – Mr. Wallack is President and co-owner of Wallack Management Company, a real estate management company that provides financial reporting and management services.

•         John E. Zuccotti – Mr. Zuccotti is senior counsel to the law firm of Weil, Gotshal & Manges LLP, focusing his legal practice on real estate, land use and development.  Prior to that, Mr. Zuccotti served as First Deputy Mayor of the City of New York and as Chairman of the New York City Planning Commission.  In addition, Mr. Zuccotti has served as a member of the boards of Empire BlueCross BlueShield, Applied Graphics Technologies, Inc. and Olympia & York Companies (U.S.A.), and as Chairman of the board of directors of Brookfield Financial Properties, Inc. since 1996.

Additional Information About the Board and its Committees.  Board members are elected to serve for an indefinite term.  The Fund has standing audit, nominating and compensation committees, each comprised of its Board members who are not "interested persons" of the Fund, as defined in the 1940 Act.  The function of the audit committee is (i) to oversee the Fund's accounting and financial reporting processes and the audits of the Fund's financial statements and (ii) to assist in the Board's oversight of the integrity of the Fund's financial statements, the Fund's compliance with legal and regulatory requirements and the independent registered public accounting firm's qualifications, independence and performance.  The Fund's nominating committee is responsible for selecting and nominating persons as members of the Board for election or appointment by the Board and for election by shareholders.  In evaluating potential nominees, including any nominees recommended by shareholders, the committee takes into consideration various factors listed in the nominating committee charter, including character and integrity, business and professional experience, and whether the committee believes the person has the ability to apply sound and independent business judgment and would act in the interest of the Fund and its shareholders.  The nominating committee will consider recommendations for nominees from shareholders submitted to the Secretary of the Fund, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 8th Floor East, New York, New York 10166, which includes information regarding the recommended nominee as specified in the nominating committee charter.  The function of the compensation committee is to establish the appropriate compensation for serving on the Board.  The Fund also has a standing pricing committee comprised of any one Board member.  The function of the pricing committee is to assist in valuing the Fund's investments. The Fund’s audit committee met four times and the Fund’s compensation committee and nominating committee each met once during the fiscal year ended November 30, 2010. The Fund’s pricing committee did not meet during the fiscal year ended November 30, 2010.

            The table below indicates the dollar range of each Board member’s ownership of Fund shares and shares of other funds in the Dreyfus Family of Funds for which he or she is a Board member, in each case as of December 31, 2010.

Name of Board Member	The Fund	Aggregate Holding of Funds in the Dreyfus Family of Funds for which Responsible as a Board Member
Joseph S. DiMartino	None	Over $100,000
David W. Burke	None	None
William Hodding Carter III	None	$10,001-$50,000
Gordon J. Davis	None	Over $100,000
Joni Evans	None	Over $100,000
Ehud Houminer	None	Over $100,000
Richard C. Leone	None	Over $100,000
Hans C. Mautner	None	Over $100,000
Robin A. Melvin	None	Over $100,000
Burton N. Wallack	None	None
John E. Zuccotti	None	Over $100,000

As of December 31, 2010, none of the Board members or their immediate family members owned securities of the Manager, the Distributor or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Manager or the Distributor.

Effective January 1, 2010, the Fund pays its Board members its allocated portion of an annual retainer of $65,000 and a fee of $7,500 per meeting (with a minimum of $500 per meeting and per telephone meeting) attended for the Fund and 15 other funds (comprised of 29 portfolios) in the Dreyfus Family of Funds, and reimburses them for their expenses. Prior to January 1, 2010, the Fund paid its Board members its allocated portion of an annual retainer of $50,000 and a fee of $6,500 per meeting (with a minimum $500 per telephone meeting) attended. The Chairman of the Board receives an additional 25% of such compensation.  Emeritus Board members are entitled to receive an annual retainer of one-half the amount paid as a retainer at the time the Board member became Emeritus and a per meeting attended fee of one-half the amount paid to Board members.  The aggregate amount of compensation paid to each Board member by the Fund for the fiscal year ended November 30, 2010, and by all funds in the Dreyfus Family of Funds for which such person was a Board member (the number of portfolios of such funds is set forth in parenthesis next to each Board member’s total compensation) during the year ended December 31, 2010, were as follows:

Name of Board Member	Aggregate Compensation From the Fund*	Total Compensation From the Fund and Fund Complex Paid To Board Member(**)

Joseph S. DiMartino	$1,343	$1,060,250 (175)
David W. Burke	$1,074	$491,500 (92)
William Hodding Carter III	$1,042	$105,500 (30)
Gordon J. Davis	$1,074	$179,500 (45)
Joni Evans	$1,074	$106,000 (30)
Arnold S. Hiatt+	$336	$26,500 (30)
Ehud Houminer	$1,074	$242,000 (63)
Richard C. Leone	$1,074	$105,000 (30)
Hans C. Mautner	$986	$97,500 (30)
Robin A. Melvin	$1,074	$143,750 (30)
Burton N. Wallack	$1,074	$106,500 (30)
John E. Zuccotti	$1,042	$105,000 (30)

_____________________

*              Amount does not include the cost of office space, secretarial services and health benefits for the Chairman and expenses reimbursed to Board members for attending Board meetings, which in the aggregate amounted to $1,743.

**             Represents the number of separate portfolios comprising the investment companies in the Fund Complex, including the Fund, for which the Board member serves.

+              Emeritus Board member since May 26, 2007.

Officers of the Fund

BRADLEY J. SKAPYAK, President since January 2010. Chief Operating Officer and a director of the Manager since June 2009.  From April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager.  He is an officer of 76 investment companies (comprised of 171 portfolios) managed by the Manager.  He is 52 years old and has been an employee of the Manager since February 1988.

PHILLIP N. MAISANO, Executive Vice President since July 2007.  Chief Investment Officer, Vice Chair and a director of the Manager, and an officer of 76 investment companies (comprised of 171 portfolios) managed by the Manager. Mr. Maisano also is an officer and/or board member of certain other investment management subsidiaries of BNY Mellon, each of which is an affiliate of the Manager.  He is 63 years old and has been an employee of the Manager since November 2006.  Prior to joining the Manager, Mr. Maisano served as Chairman and Chief Executive Officer of EACM Advisors, an affiliate of the Manager, since August 2004, and served as Chief Executive Officer of Evaluation Associates, a leading institutional investment consulting firm, from 1988 until 2004.

JAMES WINDELS, Treasurer since November 2001. Director-Mutual Fund Accounting of the Manager, and an officer of 77 investment companies (comprised of 196 portfolios) managed by the Manager.  He is 52 years old and has been an employee of the Manager   since April 1985.

MICHAEL A. ROSENBERG, Vice President and Secretary since August 2005.  Assistant General Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 196 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since October 1991.

KIESHA ASTWOOD, Vice President and Assistant Secretary since January 2010.  Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 196 portfolios) managed by the Manager.  She is 38 years old and has been an employee of the Manager since July 1995.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.  Senior Counsel of BNY Mellon and Secretary of the Manager, and an officer of 77 investment companies (comprised of 196 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.  Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 196 portfolios) managed by the Manager. She is 55 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.  Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 196 portfolios) managed by the Manager.  He is 49 years old and has been an employee of the Manager since June 2000.

KATHLEEN DENICHOLAS, Vice President and Assistant Secretary since January 2010.  Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 196 portfolios) managed by the Manager.  She is 36 years old and has been an employee of the Manager since February 2001.

JANETTE E. FARRAGHER, Vice President and Assistant Secretary since August 2005.  Assistant General Counsel of BNY Mellon, and an officer of 77 investment companies

(comprised of 196 portfolios) managed by the Manager.  She is 48 years old and has been an employee of the Manager since February 1984.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.  Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 196 portfolios) managed by the Manager.  He is 47 years old and has been an employee of the Manager since February 1991.

M. CRISTINA MEISER, Vice President and Assistant Secretary since January 2010.  Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 196 portfolios) managed by the Manager.  She is 41 years old and has been an employee of the Manager since August 2001.

ROBERT R. MULLERY, Vice President and Assistant Secretary since August 2005.  Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 196 portfolios) managed by the Manager.  He is 59 years old and has been an employee of the Manager  since May 1986.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.  Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 196 portfolios) managed by the Manager.  He is 45 years old and has been an employee of the Manager since October 1990.

RICHARD S. CASSARO, Assistant Treasurer since January 2008.  Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 77 investment companies (comprised of 196 portfolios) managed by the Manager.  He is 52  years old and has been an employee of the Manager since October 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.  Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 77 investment companies (comprised of 196 portfolios) managed by the Manager.  He is 42 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since August 2005.  Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 77 investment companies (comprised of 196 portfolios) managed by the Manager.  He is 45 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.  Senior Accounting Manager – Equity Funds of the Manager, and an officer of 77 investment companies (comprised of 196 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager  since June 1989.

ROBERT SVAGNA, Assistant Treasurer since August 2005.  Senior Accounting Manager – Equity Funds of the Manager, and an officer of 77 investment companies (comprised of

196 portfolios) managed by the Manager. He is 43 years old and has been an employee of The Manager since November 1990.

NATALIA GRIBAS, Anti-Money Laundering Compliance Officer since July 2010.  Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 73 investment companies (comprised of 192 portfolios) managed by the Manager.  She is 41 years old and has been an employee of the Distributor since September 2008.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004. Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (77 investment companies, comprised of 196 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon’s Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients.  He is 53 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

            The address of each Board member and officer of the Fund is 200 Park Avenue, New York, New York 10166.

The Fund’s Board members and officers, as a group, owned less than 1% of the Fund's outstanding shares as of March 3, 2011.

            As of March 3, 2011, the following shareholders were known by the Fund to own of record 5% or more of the outstanding shares of the Fund:  Janney Montgomery Scott LLC, 1801 Market Street, 1801 Market Street, Philadelphia, PA 19103-1628 (14.5262%); Pershing LLC, P.O. Box 2052, Jersey City, NJ 07303-2052 (14.0271%); and Stifel Nicolaus & Co Inc., 500 N Broadway, Saint Louis, MO 63102-2110 (5.4264%).  A shareholder who beneficially owns, directly or indirectly, more than 25% of a Fund’s voting securities may be deemed a “control person” (as defined in the 1940 Act) of the Fund.

MANAGEMENT ARRANGEMENT

            Investment Adviser.  The Manager is a wholly-owned subsidiary of BNY Mellon, a global financial holding company focused on helping clients move and manage their financial assets, operating in 36 countries and serving more than 100 markets. BNY Mellon is a leading provider of financial services for institutions, corporations, and high-net-worth individuals, providing asset and wealth management, asset servicing, issuer services, and treasury services through a worldwide client-focused team.

            The Manager provides management services pursuant to a Management Agreement (the “Agreement”) between the Fund and the Manager.  The Agreement is subject to annual approval by (i) the Fund’s Board or (ii) vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Fund, provided that in either event the continuance also is approved by a majority of the Board members who are not “interested persons” (as defined in the 1940 Act) of the Fund or the Manager, by vote cast in person at a meeting called for the purpose of voting on such approval.  The Agreement is terminable without penalty, on 60 days’ notice, by the Fund’s Board or by vote of the holders of a majority of the Fund’s outstanding voting securities, or, upon not less than 90 days’ notice, by the Manager.  The Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

The following persons are officers and/or directors of the Manager: Jonathan Baum, Chair of the Board and Chief Executive Officer; J. Charles Cardona, President and a director; Diane P. Durnin, Vice Chair and a director; Phillip N. Maisano, Chief Investment Officer, Vice Chair and a director; Bradley J. Skapyak, Chief Operating Officer and a director; Dwight Jacobsen, Executive Vice President and a director; Patrice M. Kozlowski, Senior Vice President--Corporate Communications; Gary E. Abbs, Vice President-Tax; Jill Gill, Vice President--Human Resources; Joanne S. Huber, Vice President-Tax; Anthony Mayo, Vice President--Information Systems;  John E. Lane, Vice President; Jeanne M. Login, Vice President; Gary Pierce, Controller; Joseph W. Connolly, Chief Compliance Officer;  James Bitetto, Secretary; and Robert Capone, Mitchell E. Harris, Jeffrey D. Landau, Cyrus Taraporevala and Scott E. Wennerholm, directors.

The Manager maintains office facilities on behalf of the Fund, and furnishes statistical and research data, clerical help, accounting, data processing, bookkeeping and internal auditing and certain other required services to the Fund.  The Manager may pay the Distributor for shareholder services from the Manager’s own assets, including past profits but not including the management fee paid by the Fund.  The Distributor may use part or all of such payments to pay certain financial institutions (which may include banks), securities dealers and other industry professionals (collectively, “Service Agents”) in respect of these services.  The Manager also may make such advertising and promotional expenditures, using its own resources, as it from time to time deems appropriate.

Portfolio Management. The Manager provides day-to-day management of the Fund’s portfolio of investments in accordance with the stated policies of the Fund, subject to the approval of the Fund’s Board.  The Manager is responsible for investment decisions and provides the Fund with portfolio managers who are authorized by the Fund’s Board to execute purchases and sales of securities.  The Fund’s portfolio managers are Joseph Irace, Colleen Meehan, and Bill Vasiliou. The Manager also maintains a research department with a professional staff of portfolio managers and securities analysts who provide research services for each Fund and for other funds advised by the Manager.

The Fund, the Manager and the Distributor each have adopted a Code of Ethics that permits its personnel, subject to such Code of Ethics, to invest in securities, including securities that may be purchased or held by the Fund.  The Code of Ethics subjects the personal securities transactions of the Manager’s employees to various restrictions to ensure that such trading does not disadvantage any fund advised by the Manager.  In that regard, portfolio managers and other investment personnel of the Manager must preclear and report their personal securities transactions and holdings, which are reviewed for compliance with the Code of Ethics and are also subject to the oversight of BNY Mellon’s Investment Ethics Committee (the “Committee”).  Portfolio managers and other investment personnel of the Manager who comply with the preclearance and disclosure procedures of the Code of Ethics and the requirements of the Committee may be permitted to purchase, sell or hold securities which also may be or are held in fund(s) they manage or for which they otherwise provide investment advice.

            In managing the Fund, Dreyfus draws upon BNY Mellon Cash Investment Strategies ("CIS").  CIS is a division of Dreyfus that provides investment and credit risk management services and approves all money market fund eligible securities for the Fund and for other investment companies and accounts managed by Dreyfus or its affiliates that invest primarily in money market instruments.  CIS, through a team of professionals who contribute a combination of industry analysis and fund-specific expertise, monitors all issuers approved for investment by such investment companies and other accounts by analyzing third party inputs, such as financial statements and media sources, ratings releases and company meetings, as well as internal research.  CIS investment and credit professionals also utilize inputs and guidance from BNY Mellon’s central Risk Management Department (the “Risk Department”) as part of the investment process.  These inputs and guidance focus primarily on concentration levels and market and credit risks and are based upon independent analysis done by the Risk Department relating to fundamental characteristics such as the sector, sovereign, tenor and rating of investments or potential investment.  The Risk Department also may perform stress and scenario testing on various money market type portfolios advised by CIS or BNY Mellon and its other affiliates, and provides various periodic and ad-hoc reporting to the investment and credit professionals at CIS.  In the event a security is removed from the "approved" credit list after being purchased by the Fund, the Fund is not required to sell that security.

            BNY Mellon and its affiliates, including Dreyfus and others involved in the management, sales, investment activities, business operations or distribution of the Fund, are engaged in businesses and have interests other than that of managing the Fund.  These activities and interests include potential multiple advisory, transactional, financial and other interests in securities, instruments and companies that may be directly or indirectly purchased or sold by the Fund and the Fund's service providers, which may cause conflicts that could disadvantage the Fund.

BNY Mellon and its affiliates may have deposit, loan and commercial banking or other relationships with the issuers of securities purchased by the Fund.  BNY Mellon has no obligation to provide to Dreyfus or the Fund, or effect transactions on behalf of the Fund in accordance with, any market or other information, analysis, or research in its possession.  Consequently, BNY Mellon (including, but not limited to, BNY Mellon’s central Risk Management Department) may have information that could be material to the management of the Fund and may not share that information with relevant personnel of Dreyfus.  Accordingly, Dreyfus has informed management of the Fund that in making investment decisions it does not obtain or use material inside information that BNY Mellon or its affiliates may possess with respect to such issuers.

Dreyfus will make investment decisions for the Fund as it believes is in the best interests of the Fund.  Investment decisions made for the Fund may differ from, and may conflict with, investment decisions made for other investment companies and accounts advised by Dreyfus or BNY Mellon and its other affiliates.  Actions taken with respect to such other investment companies or accounts may adversely impact the Fund, and actions taken by the Fund may benefit BNY Mellon or other investment companies or accounts (including the Fund) advised by Dreyfus or BNY Mellon and its other affiliates.  Regulatory restrictions (including, but not limited to, those related to the aggregation of positions among different other investment companies and accounts) and internal BNY Mellon policies, guidance or limitations (including, but not limited to, those related to the aggregation of positions among all fiduciary accounts managed or advised by BNY Mellon and all its affiliates (including Dreyfus) and the aggregated exposure of such accounts) may restrict investment activities of the Fund.  While the allocation of investment opportunities among the Fund and other investment companies and accounts advised by Dreyfus or BNY Mellon and its other affiliates may raise potential conflicts because of financial, investment or other interests of BNY Mellon or its personnel, Dreyfus will make allocation decisions consistent with the interests of the Fund and the other investment companies and accounts and not solely based on such other interests.

Expenses.  All expenses incurred in the operation of the Fund are borne by the Fund, except to the extent specifically assumed by the Manager.  The expenses borne by the Fund include, without limitation, the following: taxes, interest, loan commitment fees, interest and distributions paid on securities sold short, brokerage fees and commissions, if any, fees of Board members who are not officers, directors, employees or holders of 5% or more of the outstanding voting securities of the Manager or its affiliates, Securities and Exchange Commission (“SEC”) fees, state Blue Sky qualification fees, advisory fees, charges of custodians, transfer and dividend disbursing agents’ fees, certain insurance premiums, industry association fees, outside auditing and legal expenses, costs of maintaining corporate existence, costs of independent pricing services, costs attributable to investor services (including, without limitation, telephone and personnel expenses), costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders, costs of shareholders’ reports and corporate meetings, and any extraordinary expenses. All fees and expenses are accrued daily and deducted before the declaration of dividends to shareholders.

As compensation for the Manager’s services, the Fund has agreed to pay the Manager a monthly management fee at the annual rate of 0.50% of the value of the Fund’s average daily net assets.  For the fiscal years ended November 30, 2008, 2009, and 2010, the management fees payable by the Fund amounted to $1,091,050, $1,051,162 and $626,643 respectively, which amounts were reduced by $4,249, $129,587 and $430,007, respectively, pursuant to undertakings in effect, resulting in net fees, paid of $1,086,801, $921,575 and $196,636, respectively.

The Manager has agreed that if in any fiscal year the aggregate expenses of the Fund, exclusive of taxes, brokerage, interest on borrowings and (with the prior written consent of the necessary state securities commissions) extraordinary expenses, but including the management fee, exceed the expense limitation of any state having jurisdiction over the Fund, the Fund may deduct from the payment to be made to the Manager under the Agreement, or the Manager will bear, such excess expense to the extent required by state law.  Such deduction or payment, if any, will be estimated daily, and reconciled and effected or paid, as the case may be, on a monthly basis.

The aggregate of the fees payable to the Manager is not subject to reduction as the value of the Fund’s net assets increases.

            Distributor.  MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, located at 200 Park Avenue, New York, New York 10166, serves as the Fund's distributor on a best efforts basis pursuant to an agreement with the Fund which is renewable annually.  The Distributor also serves as distributor for the other funds in the Dreyfus Family of Funds, and BNY Mellon Funds Trust.  Before June 30, 2007, the Distributor was known as “Dreyfus Service Corporation.”

            The Manager or the Distributor may provide cash payments out of its own resources to financial intermediaries that sell shares of the Fund or provide other services.  Such payments are separate from any shareholder services fees or other expenses paid by the Fund to those intermediaries.  Because those payments are not made by you or the Fund, the Fund’s total expense ratio will not be affected by any such payments.  These additional payments may be made to certain Service Agents, including affiliates, that provide shareholder servicing, sub-administration, recordkeeping and/or sub-transfer agency services, marketing support and/or access to sales meetings, sales representatives and management representatives of the Service Agent.  Cash compensation also may be paid from the Manager’s or the Distributor’s own resources to Service Agents for inclusion of the Fund on a sales list, including a preferred or select sales list or in other sales programs.  These payments sometimes are referred to as “revenue sharing”.  From time to time, the Manager or the Distributor also may provide cash or non-cash compensation to Service Agents in the form of: occasional gifts; occasional meals, tickets or other entertainment; support for due diligence trips; educational conference sponsorships; support for recognition programs; and other forms of cash or non-cash compensation permissible under broker-dealer regulations.  In some cases, these payments or compensation may create an incentive for a Service Agent to recommend or sell shares of the Fund to you.  Please contact your Service Agent for details about any payments they may receive in connection with the sale of Fund shares or the provision of services to the Fund.

            Transfer and Dividend Disbursing Agent and Custodian.  Dreyfus Transfer, Inc. (the “Transfer Agent”), a wholly-owned subsidiary of the Manager, located at 200 Park Avenue, New York, New York 10166,  is the Fund’s transfer and dividend disbursing agent.  Under a transfer agency agreement with the Fund, the Transfer Agent arranges for the maintenance of shareholder account records for the Fund, the handling of certain communications between shareholders and the Fund and the payment of dividends and distributions payable by the Fund.  For these services, the Transfer Agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the Fund during the month, and is reimbursed for certain out-of-pocket expenses.  The Fund also makes payments to certain financial intermediaries, including affiliates, who provide sub-administration, recordkeeking and/or sub-transfer agency services to beneficial owners of Fund shares.

            The Bank of New York Mellon (the “Custodian”), an affiliate of the Manager, located at One Wall Street, New York, New York 10286, is the Fund’s custodian.  The Custodian has no part in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund.  Under a custody agreement with the Fund, the Custodian holds the Fund’s securities and keeps all necessary accounts and records.  For its custody services, the Custodian receives a monthly fee based on the market value of the Fund’s assets held in custody and receives certain securities transaction charges.

HOW TO BUY SHARES

            General.  Fund shares may be purchased through the Distributor or Service Agents that have entered into service agreements with the Distributor. Fund shares are sold without a sales charge.  You may be charged a fee if you effect transactions in Fund shares through a Service Agent.  You will be charged a fee if an investment check is returned unpayable. Stock certificates are issued only upon your written request.  No certificates are issued for fractional shares.  It is not recommended that the Fund be used as a vehicle for Keogh, IRA or other qualified retirement plans.

The Fund reserves the right to reject any purchase order. The Fund will not establish an account for a “foreign financial institution,” as that term is defined in Department of the Treasury rules implementing section 312 of the USA PATRIOT Act of 2001. Foreign financial institutions include: foreign banks (including foreign branches of U.S. depository institutions); foreign offices of U.S. securities broker-dealers, futures commission merchants, and mutual funds; non-U.S. entities that, if they were located in the United States, would be securities broker-dealers, futures commission merchants or mutual funds; and non-U.S. entities engaged in the business of currency dealer or exchanger or money transmitter.  The Fund not will accept cash, travelers’ checks, or money orders as payment for shares.

            As discussed under “Management Arrangements-Distributor”, Service Agents may receive revenue sharing payments from the Manager or the Distributor.  The receipt of such payments could create an incentive for a Service Agent to recommend or sell shares of the Fund instead of other mutual funds where such payments are not received.  Please contact your Service Agent for details about any payments they may receive in connection with the sale of Fund shares or the provision of services to the Fund.

            The minimum initial investment is $2,500 or $1,000 if you are a client of a Service Agent which maintains an omnibus account in the Fund and has made an aggregate minimum initial purchase for its customers of $2,500.  Subsequent investments must be at least $100.  The initial investment must be accompanied by the Account Application.  For full-time or part-time employees of the Manager or any of its affiliates or subsidiaries, directors of the Manager, Board members of a fund advised by the Manager, including members of the Fund’s Board, or the spouse or minor child of any of the foregoing, the minimum initial investment is $1,000.  For full-time or part-time employees of the Manager or any of its affiliates or subsidiaries who elect to have a portion of their pay directly deposited into their Fund accounts, the minimum initial investment is $50. Fund shares are offered without regard to the minimum initial investment requirements to Board members of a fund advised by the Manager, including members of the Fund’s Board, who elect to have all or a portion of their compensation for serving in that capacity automatically invested in the Fund.  The Fund reserves the right to vary the initial and subsequent investment minimum requirements at any time.

            Fund shares are offered without regard to the minimum initial or subsequent investment amount requirements to investors purchasing Fund shares through wrap fee accounts or other fee based programs.

            Fund shares also are offered without regard to the minimum initial investment requirements through Dreyfus-Automatic  Asset Builder®, Dreyfus Government Direct Deposit Privilege or Dreyfus Payroll Savings Plan pursuant to the Dreyfus Step Program described under “Shareholder Services”.  These services enable you to make regularly scheduled investments and may provide you with a convenient way to invest for long-term financial goals.  You should be aware, however, that periodic investment plans do not guarantee a profit and will not protect you against loss in a declining market.

            Shares are sold on a continuous basis at the net asset value per share next determined after an order in proper form and Federal Funds (monies of member banks within the Federal Reserve System which are held on deposit at a Federal Reserve Bank) are received by the Transfer Agent or other entity authorized to receive orders on behalf of the Fund.  If you do not remit Federal Funds, your payment must be converted into Federal Funds.  This usually occurs within one business day of receipt of a bank wire or within two business days of receipt of a check drawn on a member bank of the Federal Reserve System.  Checks drawn on banks which are not members of the Federal Reserve System may take considerably longer to convert into Federal Funds.  Prior to receipt of Federal Funds, your money will not be invested.  Net asset value per share is determined as of 12:00 Noon, Eastern time, on each day the New York Stock Exchange is open for regular business.  The Fund also may process purchase and sale orders and calculate its net asset value on days that the Fund’s primary trading markets are open and the Fund’s management determines to do so.  Net asset value per share is computed by dividing the value of the Fund’s net assets (i.e., the value of its assets less liabilities) by the total number of shares outstanding.  See “Determination of Net Asset Value.”

            If your payments are received in or converted into Federal Funds by 12:00 Noon, Eastern time, by the Transfer Agent, you will receive the dividend declared that day.  If your payments are received in or converted into Federal Funds after 12:00 Noon, Eastern time, by the Transfer Agent, you will begin to accrue dividends on the following business day.

            Qualified institutions may place telephone orders for the purchase of Fund shares.  These orders will become effective at the price determined at 12:00 Noon, Eastern time, and the shares purchased will receive the dividend on Fund shares declared on that day, if the telephone order is placed by 12:00 Noon, Eastern time, and Federal Funds are received by 4:00 p.m., Eastern time, on that day.

            Using Federal Funds.  The Transfer Agent or the Fund may attempt to notify you upon receipt of checks drawn on banks that are not members of the Federal Reserve System as to the possible delay in conversion into Federal Funds and may attempt to arrange for a better means of transmitting the money.  If you are a customer of a Service Agent and your order to purchase Fund shares is paid for other than in Federal Funds, the Service Agent, acting on your behalf, will complete the conversion into, or itself advance, Federal Funds, generally on the business day following receipt of your order.  The order is effective only when so converted and received by the Transfer Agent.  If you have sufficient Federal Funds or a cash balance in your brokerage account with a Service Agent, your order to purchase Fund shares will become effective on the day that the order, including Federal Funds, is received by the Transfer Agent.

            Dreyfus TeleTransfer Privilege.  You may purchase shares by telephone or online if you have checked the appropriate box and supplied the necessary information on the Account Application or have filed a Shareholder Services Form with the Transfer Agent.  The proceeds will be transferred between the bank account designated in one of these documents and your Fund account.  Only a bank account maintained in a domestic financial institution which is an Automated Clearing House (“ACH”) member may be so designated.

            Dreyfus TeleTransfer  purchase orders may be made at any time.  If purchase orders are received by 4:00 p.m., Eastern time, on any day that the Transfer Agent and the New York Stock Exchange are open for regular business, Fund shares will be purchased at the share price determined on that day.  If purchase orders made after 4:00 p.m., Eastern time, on any day the Transfer Agent and the New York Stock Exchange are open for regular business, or made on Saturday, Sunday or any Fund holiday (e.g., when the New York Stock Exchange is not open for business), Fund shares will be purchased at the share price determined on the next business day following such purchase order.  To qualify to use Dreyfus TeleTransfer  Privilege, the initial payment for purchase of Fund shares must be drawn on, and redemption proceeds paid to, the same bank and account as are designated on the Account Application or Shareholder Services Form on file.  If the proceeds of a particular redemption are to be sent to an account at any other bank, the request must be in writing and signature-guaranteed.  See “How to Redeem Shares--Dreyfus TeleTransfer  Privilege.”

Transactions Through Securities Dealers.  Fund shares may be purchased and redeemed through securities dealers which may charge a fee for such services.  Some dealers will place the Fund’s shares in an account with their firm.  Dealers also may require that the customer invest more than the $1,000 minimum investment; the customer not take physical delivery of stock certificates; the customer not request redemption checks to be issued in the customer’s name; fractional shares not be purchased; monthly income distributions be taken in cash; or other conditions.

There is no sales or service charge by the Fund or the Distributor, although investment dealers, banks and other institutions may make reasonable charges to investors for their services.  The services provided and the applicable fees are established by each dealer or other institution acting independently of the Fund.  The Fund understands that these fees may be charged for customer services including, but not limited to, same-day investment of client funds; same-day access to client funds; advice to customers about the status of their accounts, yield currently being paid or income earned to date; provision of periodic account statements showing security and money market positions; other services available from the dealer, bank or other institution; and assistance with inquiries related to their investment.  Any such fees will be deducted monthly from your account, which on smaller accounts could constitute a substantial portion of the distribution.  Small, inactive, long-term accounts involving monthly service charges may not be in the best interest of investors.  You should be aware that you may purchase shares of the Fund directly from the Fund without imposition of any maintenance or service charges, other than those already described in the Fund’s Prospectus or this Statement of Additional Information.

Reopening an Account.  You may reopen an account with a minimum investment of $100 without filing a new Account Application during the calendar year the account is closed or during the following calendar year, provided the information on the old Account Application is still applicable.

SHAREHOLDER SERVICES PLAN

The Fund has adopted a Shareholder Services Plan (the “Plan”) pursuant to which the Fund reimburses the Distributor an amount not to exceed an annual rate of 0.25% of the value of the Fund’s average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts.  The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts.

A quarterly report of the amounts expended under the Plan, and the purposes for which such expenditures were incurred, must be made to the Fund’s Board for its review.  In addition, the Plan provides that material amendments of the Plan must be approved by the Fund’s Board, and by the Board members who are not “interested persons” (as defined in the 1940 Act) of the Fund and have no direct or indirect financial interest in the operation of the Plan, by vote cast in person at a meeting called for the purpose of considering such amendments.  The Plan is subject to annual approval by such vote of the Board members cast in person at a meeting called for the purpose of voting on the Plan.  The Plan is terminable at any time by vote of a majority of the Board members who are not “interested persons” and have no direct or indirect financial interest in the operation of the Plan.

For the fiscal year ended November 30, 2010, the Fund reimbursed the Distributor $49,005 under the Plan.

HOW TO REDEEM SHARES

General.  The Fund ordinarily will make payment for all shares redeemed within seven days after receipt by the Transfer Agent of a redemption request in proper form, except as provided by the rules of the SEC.  However, if you have purchased Fund shares by check, by Dreyfus TeleTransfer  Privilege or through Dreyfus-Automatic  Asset Builder® and subsequently submit a written redemption request to the Transfer Agent, the Fund may delay the redemption of such shares for up to eight business days after the purchase of such shares.  In addition, the Fund will not honor redemption checks under the Checkwriting Privilege, and will reject requests to redeem shares by wire or telephone, online or pursuant to the Dreyfus TeleTransfer  Privilege, for a period of up to eight business days after receipt by the Transfer Agent of the purchase check, the Dreyfus TeleTransfer  purchase or the Dreyfus-Automatic  Asset Builder order against which such redemption is requested.  These procedures will not apply if your shares were purchased by wire payment, or if you otherwise have a sufficient collected balance in your account to cover the redemption request.  Prior to the time any redemption is effective, dividends on such shares will accrue and be payable, and you will be entitled to exercise all other rights of beneficial ownership.  Fund shares may not be redeemed until the Transfer Agent has received your Account Application.

Checkwriting Privilege. The Fund provides redemption checks (“Checks”) automatically upon opening an account, unless you specifically refuse the Checkwriting Privilege by checking the applicable “No” box on the Account Application.  Checks will be sent only to the registered owner(s) of the account and only to the address of record.  The Checkwriting Privilege may be established for an existing account by a separate signed Shareholder Services Form.  The Account Application or Shareholder Services Form must be manually signed by the registered owner(s).  Checks are drawn on your Fund account and may be made payable to the order of any person in an amount of $500 or more.  When a Check is presented to the Transfer Agent for payment, the Transfer Agent, as your agent, will cause the Fund to redeem a sufficient number of shares in your account to cover the amount of the Check.  Dividends are earned until the Check clears.  After clearance, a copy of the Check will be returned to you.  You generally will be subject to the same rules and regulations that apply to checking accounts, although election of this Privilege creates only a shareholder-transfer agent relationship with the Transfer Agent.

You should date your Checks with the current date when you write them.  Please do not postdate your Checks.  If you do, the Transfer Agent will honor, upon presentment, even if presented before the date of the Check, all postdated Checks which are dated within six months of presentment for payment, if they are otherwise in good order.

Checks are free, but the Transfer Agent will impose a fee for stopping payment of a Check upon your request or if the Transfer Agent cannot honor a Check due to insufficient funds or other valid reason.  If the amount of the Check is greater than the value of the shares in your account, the Check will be returned marked insufficient funds.  Checks should not be used to close an account.

Wire Redemption Privilege.  By using this Privilege, you authorize the Transfer Agent to act on telephone, letter or online redemption instructions from any person representing himself or herself to be you, and reasonably believed by the Transfer Agent to be genuine.  Ordinarily, the Fund will initiate payment for shares redeemed pursuant to this Privilege on the same business day if the Transfer Agent receives the redemption request in proper form prior to 12:00 Noon, Eastern time, on such day; otherwise, the Fund will initiate payment on the next business day.  Redemption proceeds ($1,000 minimum) will be transferred by Federal Reserve wire only to the commercial bank account specified by you on the Account Application or Shareholder Services Form, or to a correspondent bank if your bank is not a member of the Federal Reserve System.  Fees ordinarily are imposed by such bank and borne by the investor.  Immediate notification by the correspondent bank to your bank is necessary to avoid a delay in crediting the funds to your bank account.

To change the commercial bank or account designated to receive wire redemption proceeds, a written request must be sent to the Transfer Agent.  This request must be signed by each shareholder, with each signature guaranteed as described below under “Share Certificates; Signatures.”

Dreyfus TeleTransfer Privilege.  You may request by telephone or online that redemption proceeds be transferred between your Fund account and your bank account.  Only a bank account maintained in a domestic financial institution which is an ACH member may be designated.  You should be aware that if you have selected the Dreyfus TeleTransfer  Privilege, any request for a Dreyfus TeleTransfer  transaction will be effected through the ACH system unless more prompt transmittal specifically is requested. Redemption proceeds will be on deposit in your account at an ACH member bank ordinarily two business days after receipt of the redemption request.  See “How to Buy Shares--Dreyfus TeleTransfer  Privilege”.

Share Certificates; Signatures.  Any certificates representing Fund shares to be redeemed must be submitted with the redemption request.  A fee may be charged to replace lost or stolen certificates, or certificates that were never received.  Written redemption requests must be signed by each shareholder, including each holder of a joint account, and each signature must be guaranteed.  Signatures on endorsed certificates submitted for redemption also must be guaranteed.  The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program, the Securities Transfer Agents Medallion Program (“STAMP”) and the Stock Exchanges Medallion Program.  Guarantees must be signed by an authorized signatory of the guarantor and “Signature-Guaranteed” must appear with the signature.  The Transfer Agent may request additional documentation from corporations, executors, administrators, trustees or guardians, and may accept other suitable verification arrangements from foreign investors, such as consular verification.  For more information with respect to signature-guarantees, please call one of the telephone numbers listed on the cover.

Redemption Commitment.  The Fund has committed itself to pay in cash all redemption requests by any shareholder of record, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund’s net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the SEC.  In the case of requests for redemption in excess of such amount, the Fund’s Board reserves the right to make payments in whole or in part in securities or other assets of the Fund in case of an emergency or any time a cash distribution would impair the liquidity of the Fund to the detriment of the existing shareholders.  In such event, the securities would be valued in the same manner as the Fund’s portfolio is valued.  If the recipient sells such securities, brokerage charges might be incurred.

Suspension of Redemptions.  The right of redemption may be suspended or the date of payment postponed (a) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (b) when trading in the markets the Fund ordinarily utilizes is restricted, or when an emergency exists as determined by the SEC so that disposal of the Fund’s investments or determination of its net asset value is not reasonably practicable or (c) for such other periods as the SEC by order may permit to protect the Fund’s shareholders.

SHAREHOLDER SERVICES

Fund Exchanges.  You may purchase, in exchange for shares of the Fund, shares of certain other funds in the Dreyfus Family of Funds, to the extent such shares are offered for sale in your state of residence.  Shares of other funds purchased by exchange will be purchased on the basis of relative net asset value per share as follows:

A.        Exchanges for shares of funds offered without a sales load will be made without a sales load.

B.        Shares of funds purchased without a sales load may be exchanged for shares of other funds sold with a sales load, and the applicable sales load will be deducted.

C.        Shares of funds purchased with a sales load may be exchanged without a sales load for shares of other funds sold without a sales load.

D.                Shares of funds purchased with a sales load, shares of funds acquired by a previous exchange from shares purchased with a sales load and additional shares acquired through reinvestment of dividends or distributions of any such funds (collectively referred to herein as “Purchased Shares”) may be exchanged for shares of other funds sold with a sales load (referred to herein as “Offered Shares”), but if the sales load applicable to the Offered Shares exceeds the maximum sales load that could have been imposed in connection with the Purchased Shares (at the time the Purchased Shares were acquired), without giving effect to any reduced loads, the difference may be deducted.

To accomplish an exchange under item D above, you must notify the Transfer Agent of your prior ownership of fund shares and your account number.

To request an exchange, you or your Service Agent acting on your behalf must give exchange instructions to the Transfer Agent in writing, by telephone or online.  The ability to issue exchange instructions by telephone or online is given to all Fund shareholders automatically, unless you check the applicable “No” box on the Account Application, indicating that you specifically refuse this privilege.  By using this privilege, you authorize the Transfer Agent to act on telephonic and online instructions (including over the Dreyfus Express® voice-response telephone system) from any person representing himself or herself to be you, and reasonably believed by the Transfer Agent to be genuine. Exchanges may be subject to limitations as to the amount involved or the number of exchanges permitted.  Shares issued in certificate form may not be exchanged by telephone or online.  No fees currently are charged shareholders directly in connection with exchanges, although the Fund reserves the right, upon not less than 60 days’ written notice, to charge shareholders a nominal administrative fee in accordance with rules promulgated by the Securities and Exchange Commission.

To establish a personal retirement plan by exchange, shares of the fund being exchanged must have a value of at least the minimum initial investment required for the fund into which the exchange is being made.

Dreyfus Auto-Exchange Privilege.  Dreyfus Auto-Exchange Privilege permits you to purchase (on a semi-monthly, monthly, quarterly or annual basis), in exchange for shares of the Fund, shares of another fund in the Dreyfus Family of Funds of which you are a shareholder.  This Privilege is available only for existing accounts.  Shares will be exchanged on the basis of relative net asset value as described above under “Fund Exchanges”.  Enrollment in or modification or cancellation of this Privilege is effective three business days following notification by you.  You will be notified if your account falls below the amount designated to be exchanged under this Privilege.  In this case, your account will fall to zero unless additional investments are made in excess of the designated amount prior to the next Auto-Exchange transaction.  Shares held under IRA and other retirement plans are eligible for this Privilege.  Exchanges of IRA shares may be made between IRA accounts and from regular accounts to IRA accounts, but not from IRA accounts to regular accounts.  With respect to all other retirement accounts, exchanges may be made only among those accounts.

            Fund Exchanges and the Dreyfus Auto-Exchange Privilege are available to shareholders resident in any state in which shares of the fund being acquired may legally be sold.  Shares may be exchanged only between accounts having certain identical identifying designations.

Shareholder Services Forms and prospectuses for the other funds in the Dreyfus Family of Funds may be obtained by calling 1-800-645-6561, or visiting www.dreyfus.com.  The Fund reserves the right to reject any exchange request in whole or in part.  The Fund Exchanges service or Dreyfus Auto-Exchange Privilege may be modified or terminated at any time upon notice to shareholders.

            Dreyfus-Automatic Asset Builder®.  Dreyfus-Automatic  Asset Builder permits you to purchase Fund shares (minimum of $100 and maximum of $150,000 per transaction) at regular intervals selected by you.  Fund shares are purchased by transferring funds from the bank account designated by you.

            Dreyfus Government Direct Deposit Privilege.  Dreyfus Government Direct Deposit Privilege enables you to purchase Fund shares (minimum of $100 and maximum of $50,000 per transaction) by having Federal salary, Social Security, or certain veterans’, military or other payments from the U.S. Government automatically deposited into your Fund account.

            Dreyfus Payroll Savings Plan.  Dreyfus Payroll Savings Plan permits you to purchase Fund shares (minimum of $100 per transaction) automatically on a regular basis.  Depending upon your employer’s direct deposit program, you may have part or all of your paycheck transferred to your existing Dreyfus account electronically through the ACH system at each pay period.  To establish a Dreyfus Payroll Savings Plan account, you must file an authorization form with your employer’s payroll department.  It is the sole responsibility of your employer to arrange for transactions under the Dreyfus Payroll Savings Plan.

            Dreyfus Step Program.  Dreyfus Step Program enables you to purchase Fund shares without regard to the Fund’s minimum initial investment requirements through Dreyfus-Automatic  Asset Builder®, Dreyfus Government Direct Deposit Privilege or Dreyfus Payroll Savings Plan.  To establish a Dreyfus Step Program account, you must supply the necessary information on the Account Application and file the required authorization form(s) with the Transfer Agent.  For more information concerning this Program, or to request the necessary authorization form(s), please call toll free 1-800-782-6620.  You may terminate your participation in this Program at any time by discontinuing your participation in Dreyfus-Automatic  Asset Builder, Dreyfus Government Direct Deposit Privilege or Dreyfus Payroll Savings Plan, as the case may be, as provided under the terms of such Privilege(s).  The Fund may modify or terminate this Program at any time.

Dreyfus Dividend Sweep.  Dreyfus Dividend Sweep allows you to invest automatically your dividends or dividends and capital gain distributions, if any, from the Fund in shares of another fund in the Dreyfus Family of Funds of which you are a shareholder.  Shares of other funds purchased pursuant to this privilege will be purchased on the basis of relative net asset value per share as follows:

A.        Dividends and distributions paid by a fund may be invested without a sales load in shares of other funds offered without a sales load.

B.        Dividends and distributions paid by a fund that does not charge a sales load may be invested in shares of other funds sold with a sales load, and the applicable sales load will be deducted.

C.        Dividends and distributions paid by a fund that charges a sales load may be invested in shares of other funds sold with a sales load (referred to herein as “Offered Shares”), but if the sales load applicable to the Offered Shares exceeds the maximum sales load charged by the fund from which dividends or distributions are being swept (without giving effect to any reduced loads), the difference may be deducted.

D.        Dividends and distributions paid by a fund may be invested in shares of other funds that impose a contingent deferred sales charge (“CDSC”) and the applicable CDSC, if any, will be imposed upon redemption of such shares.

            Dreyfus Dividend ACH permits you to transfer electronically dividends or dividends and capital gain distributions, if any, from the Fund to a designated bank account.  Only an account maintained at a domestic financial institution which is an ACH member may be so designated.  Banks may charge a fee for this service.

            Automatic Withdrawal Plan.  The Automatic Withdrawal Plan permits you to request withdrawal of a specified dollar amount (minimum of $50) on either a monthly or quarterly basis if you have a $5,000 minimum account.  Withdrawal payments are the proceeds from sales of Fund shares, not the yield on the shares.  If withdrawal payments exceed reinvested dividends and distributions, your shares will be reduced and eventually may be depleted. The Automatic Withdrawal Plan may be established by filing an Automatic Withdrawal Plan application with the Transfer Agent or by oral request from any of the authorized signatories on the account by calling 1-800-645-6561.  The Automatic Withdrawal Plan may be terminated at any time by you, the Fund or the Transfer Agent.  Shares for which stock certificates have been issued may not be redeemed through the Automatic Withdrawal Plan.

DETERMINATION OF NET ASSET VALUE

Amortized Cost Pricing.  The valuation of the Fund’s portfolio securities is based upon their amortized cost, which does not take into account unrealized capital gains or losses.  This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument.  While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument.

The Board has established, as a particular responsibility within the overall duty of care owed to the Fund’s investors, procedures reasonably designed to stabilize the Fund’s price per share as computed for the purpose of purchases and redemptions at $1.00.  Such procedures include review of the Fund’s portfolio holdings by the Board, at such intervals as it deems appropriate, to determine whether the Fund’s net asset value calculated by using available market quotations or market equivalents deviates from $1.00 per share based on amortized cost.  Market quotations and market equivalents used in such review are obtained from an independent pricing service (the “Service”) approved by the Board.  The Service values the Fund’s investments based on methods which include consideration of:  yields or prices of Municipal Obligations of comparable quality, coupon, maturity and type; indications of values from dealers; and general market conditions.  The Service also may employ electronic data processing techniques and/or a matrix system to determine valuations.

The extent of any deviation between the Fund’s net asset value based upon available market quotations or market equivalents and $1.00 per share based on amortized cost will be examined by the Board.  If such deviation exceeds 1/2 of 1%, the Board will consider what action, if any, will be initiated.  In the event the Board determines that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, it has agreed to take such corrective action as it regards as necessary and appropriate, including:  selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends or paying distributions from capital or capital gains; redeeming shares in kind; or establishing a net asset value per share by using available market quotations or market equivalents.

New York Stock Exchange Closings.  The holidays (as observed) on which the New York Stock Exchange is closed currently are:  New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

DIVIDENDS AND DISTRIBUTIONS

If a fund investor elects to receive dividends and distributions in cash, and the investor's dividend or distribution check is returned to the fund as undeliverable or remains uncashed for six months, the fund reserves the right to reinvest such dividends or distributions and all future dividends and distributions payable to you in additional fund shares at net asset value.  No interest will accrue on amounts represented by uncashed distribution or redemption checks.

            The Fund ordinarily declares dividends from net investment income on each day the New York Stock Exchange is open for regular business.  The Fund’s earnings for Saturdays, Sundays and holidays are declared as dividends on the preceding business day.  Dividends usually are paid on the last calendar day of each month and are automatically reinvested in additional Fund shares at net asset value or, at your option, paid in cash.  If you redeem all shares in your account at any time during the month, all dividends to which you are entitled will be paid to you along with the proceeds of the redemption.  If you are an omnibus accountholder and indicate in a partial redemption request that a portion of any accrued dividends to which such account is entitled belongs to an underlying accountholder who has redeemed all shares in his or her account, such portion of the accrued dividends will be paid to you along with the proceeds of the redemption.

TAXATION

            See the prospectus and elsewhere in this SAI to determine which sections of the discussion below apply to your funds.

The following is only a general summary of some of the important federal income tax considerations generally affecting the funds and their shareholders.  No attempt is made to present a complete explanation of the federal tax treatment of the funds' activities or to discuss state and local tax matters affecting the funds.  Shareholders are urged to consult their own tax advisors for more detailed information concerning the tax implications of investments in the funds.

Taxation of the Funds. Each fund intends to qualify for treatment as a regulated investment company ("RIC") under the Code and intends to continue to so qualify if such qualification is in the best interests of its shareholders.  To qualify as a RIC, a fund must, among other things: (a) derive in each taxable year (the "gross income test") at least 90% of its gross income from (i) dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stocks, securities or foreign currencies or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stocks, securities or currencies, and (ii) net income from interests in "qualified publicly traded partnerships" ("QPTPs") (as defined in the Code); (b) diversify its holdings (the "asset diversification test") so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the fund's assets is represented by cash and cash items (including receivables), U.S. Government securities, the securities of other RICs and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the fund's total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. Government securities or the securities of other RICs) of a single issuer, two or more issuers that the fund controls and that are engaged in the same, similar or related trades or businesses or one or more QPTPs; and (c) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (determined without regard to the dividends paid deduction) and net tax-exempt interest income, if any, for such year.

Pursuant to the recently enacted Regulated Investment Company Modernization Act of 2010 (the "Modernization Act"), a RIC that fails the gross income test for a taxable year shall nevertheless be considered to have satisfied the test for such year if (i) the RIC satisfies certain procedural requirements, and (ii) the RIC's failure to satisfy the gross income test is due to reasonable cause and not due to willful neglect. However, in such case, a tax is imposed on the RIC for the taxable year in which, absent the application of the above cure provision, it would have failed the gross income test equal to the amount by which (x) the RIC's non-qualifying gross income exceeds (y) one-ninth of the RIC's qualifying gross income, each as determined for purposes of applying the gross income test for such year

Also pursuant to the Modernization Act, a RIC that fails the asset diversification test as of the end of a quarter shall nevertheless be considered to have satisfied the test as of the end of such quarter in the following circumstances.  If the RIC's failure to satisfy the asset diversification test at the end of the quarter is due to the ownership of assets the total value of which does not exceed the lesser of (i) one percent of the total value of the RIC's assets at the end of such quarter and (ii) $10,000,000 (a "de minimis failure"), the RIC shall be considered to have satisfied the asset diversification test as of the end of such quarter if, within six months of the last day of the quarter in which the RIC identifies that it failed the asset diversification test (or such other prescribed time period), the RIC either disposes of assets in order to satisfy the asset diversification test, or otherwise satisfies the asset diversification test.

In the case of a failure to satisfy the asset diversification test at the end of a quarter under circumstances that do not constitute a de minimis failure, a RIC shall nevertheless be considered to have satisfied the asset diversification test as of the end of such quarter if (i) the RIC satisfies certain procedural requirements; (ii) the RIC's failure to satisfy the asset diversification test is due to reasonable cause and not due to willful neglect; and (iii) within six months of the last day of the quarter in which the RIC identifies that it failed the asset diversification test (or such other prescribed time period), the RIC either disposes of the assets that caused the asset diversification failure, or otherwise satisfies the asset diversification test.  However, in such case, a tax is imposed on the RIC, at the current rate of 35%, on the net income generated by the assets that caused the RIC to fail the asset diversification test during the period for which the asset diversification test was not met.  In all events, however, such tax will not be less than $50,000.

As a RIC, a fund will pay no federal income tax on its net investment income and net realized capital gains to the extent that such income and gains are distributed to shareholders in accordance with applicable provisions of the Code.  If a fund were to fail to qualify as a RIC in any taxable year, the fund would be subject to tax on its taxable income at corporate rates, and all distributions from current or accumulated earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income.  Some portions of such distributions may be eligible for the dividends received deduction in the case of corporate shareholders and, for taxable years beginning before January 1, 2013 (unless such date is extended by future legislation), may be eligible for a 15% preferential maximum tax rate in the case of shareholders taxed as individuals, provided in both cases, the shareholder meets certain holding period and other requirements in respect of the fund's shares (as described below).  In addition, a fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a RIC that is accorded special tax treatment.

A nondeductible excise tax at a rate of 4% will be imposed on the excess, if any, of a fund's "required distribution" over its actual distributions in any calendar year.  Generally, the required distribution is 98% of a fund's ordinary income for the calendar year plus 98% (98.2% for calendar years after 2010) of its capital gain net income, determined under prescribed rules for this purpose, recognized during the one-year period ending on October 31st of such year (or December 31st of that year if the fund is permitted to so elect and so elects) plus undistributed amounts from prior years.  Each fund generally intends to make distributions sufficient to avoid imposition of the excise tax, although there can be no assurance that it will be able to do so.

Although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a QPTP.  A fund's investments in partnerships, including in QPTPs, may result in a fund being subject to state, local or foreign income, franchise or withholding tax liabilities.

Taxation of Fund Distributions (Funds Other Than Municipal or Other Tax-Exempt Funds).  For federal income tax purposes, distributions of investment income generally are taxable as ordinary income to the extent of a fund's earnings and profits, regardless or whether you receive your distributions in cash or have them reinvested in additional fund shares.  Taxes on distributions of capital gains are determined by how long a fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares.  In general, a fund will recognize long-term capital gain or loss on assets it has owned (or is deemed to have owned) for more than one year, and short-term capital gain or loss on investments it has owned (or is deemed to have owned) for one year or less.  Distributions of "net capital gains," that is, the excess of net long-term capital gains over net short-term capital losses, that are properly characterized by the fund as capital gain dividends ("capital gain dividends") will generally be taxable to a shareholder receiving such distributions as long-term capital gain.  Long-term capital gain rates applicable to individuals have been temporarily reduced, in general to 15%, with lower rates applying to taxpayers in the 10% and 15% rate brackets, for taxable years beginning before January 1, 2013.  Distributions of net short-term capital gains that exceed net long-term capital losses will generally be taxable as ordinary income.  The determination of whether a distribution is from capital gains is generally made taking into account available net capital loss carryforwards, if any.  Under the Modernization Act, if a RIC has a "net capital loss" (that is, capital losses in excess of capital gains) for a taxable year, that portion of the net capital loss consisting of the excess (if any) of the RIC's net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the RIC's next taxable year, and that portion of the net capital loss consisting of the excess (if any) of the RIC's net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the RIC's next taxable year.  Any such capital losses of a RIC may be carried forward to succeeding taxable years of the RIC without limitation.  Net capital loss carryforwards of a RIC arising in taxable years of the RIC beginning on or before December 22, 2010 (the date of enactment of the Modernization Act) may be applied against any net realized capital gains of the RIC in each succeeding year, or until their respective expiration dates, whichever is first.

Distributions are taxable to shareholders even if they are paid from income or gains earned by a fund before a shareholder's investment (and thus were included in the price the shareholder paid for his or her shares).  Distributions are taxable regardless of whether shareholders receive them in cash or in additional shares.  Distributions declared and payable by a fund during October, November or December to shareholders of record on a date in any such month and paid by the fund during the following January generally will be treated for federal tax purposes as paid by the fund and received by shareholders on December 31st of the year in which the distributions are declared rather than the calendar year in which they are received.

A fund may elect to retain its net capital gain or a portion thereof for investment and be taxed at corporate rates on the amount retained.  In such case, the fund may designate its retained amount as undistributed capital gains in a notice to its shareholders who will be treated as if each received a distribution of his or her pro rata share of such gain, with the result that each shareholder in the fund will (i) be required to report his or her pro rata share of such gain on his or her tax return as long-term capital gain, (ii) receive a refundable tax credit for his or her pro rata share of tax paid by the fund on the gain and (iii) increase the tax basis for his or her shares in the fund by an amount equal to the deemed distribution less the tax credit.

In general, dividends (other than capital gain dividends) paid by a fund to U.S. individual shareholders may be eligible for the 15% preferential maximum tax rate to the extent that the fund's income consists of dividends paid by U.S. corporations and certain "qualified foreign corporations" on shares that have been held by the fund for at least 61 days during the 121-day period commencing 60 days before the shares become ex-dividend.  Dividends paid on shares held by a fund will not be taken into account in determining the applicability of the preferential maximum tax rate to the extent that the fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property.  Dividends paid by REITs are not generally eligible for the preferential maximum tax rate.  Further, a "qualified foreign corporation" does not include any foreign corporation, which for its taxable year in which its dividend was paid, or the preceding taxable year, is a passive foreign investment company.  Unless extended, this favorable provision will expire on December 31, 2012, and ordinary dividends will again be taxed at tax rates applicable to ordinary income.  In order to be eligible for the preferential rate, the shareholder in the fund must have held his or her shares in the fund for at least 61 days during the 121-day period commencing 60 days before the fund shares become ex-dividend.  Additional restrictions on a shareholder's qualification for the preferential rate may apply.

In general, dividends (other than capital gain dividends) paid by a fund to U.S. corporate shareholders may be eligible for the dividends received deduction to the extent that the fund's income consists of dividends paid by U.S. corporations (other than REITs) on shares that have been held by the fund for at least 46 days during the 91-day period commencing 45 days before the shares become ex-dividend.  Dividends paid on shares held by a fund will not be taken into account for this purpose if the stock on which the dividend is paid is considered to be "debt-financed" (generally, acquired with borrowed funds), or to the extent that the fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property.  Moreover, the dividend received deduction may be disallowed or reduced if the corporate shareholder fails to satisfy the foregoing holding period and other requirements with respect to its shares of the fund or by application of the Code.

If a fund makes a distribution that is or is considered to be in excess of its current and accumulated "earnings and profits" for the relevant period, the excess distribution will be treated as a return of capital to the extent of a shareholder's tax basis in his or her shares, and thereafter as capital gain.  A return of capital is not taxable, but it reduces a shareholder's basis in his or her shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of such shares.

Many states grant tax-free status to dividends paid to shareholders of RICs from interest income earned by the fund from direct obligations of the U.S. Government, subject in some states to minimum investment requirements that must be met by the fund.  At the end of each calendar year, as applicable, shareholders will be provided with the percentage of any dividends paid that may qualify for such tax-free treatment.  Shareholders should then consult with their tax advisors with respect to the application of state and local laws to these distributions.

Sale, Exchange or Redemption of Shares.  A sale, exchange or redemption of shares in a fund will give rise to a gain or loss.  Any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months.  Otherwise, the gain or loss on the taxable disposition of fund shares will be treated as short-term capital gain or loss.

However, any loss realized upon a taxable disposition of fund shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any capital gain dividends received (or deemed received) by the shareholder with respect to the shares.  Further, all or a portion of any loss realized upon a taxable disposition of fund shares will be disallowed if other substantially identical shares of the fund are purchased (including by means of a dividend reinvestment plan) within 30 days before or after the disposition.  In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss

As discussed below under "Funds Investing in Municipal Securities," any loss realized upon a taxable disposition of shares in a municipal or other tax-exempt fund that have been held for six months or less will be disallowed to the extent of any exempt-interest dividends received (or deemed received) by the shareholder with respect to the shares.  Under the Modernization Act, this loss disallowance rule, however, does not apply with respect to a regular dividend paid by a RIC which declares exempt-interest dividends on a daily basis in an amount equal to at least 90% of its net tax-exempt interest and distributes such dividends on a monthly or more frequent basis.

Generally, if a shareholder sells or redeems shares of a fund within 90 days of their original acquisition, the shareholder cannot claim a loss on the original shares attributable to the amount of their load charge if the load charge is reduced or waived on a future purchase of shares of any fund (on account of the prior load charge), but instead is required to reduce the basis of the original shares by the amount of their load charge and carry over that amount to increase the basis of the newly acquired fund shares.  Under the Modernization Act, this rule applies only if the acquisition of the new fund shares occurs on or before January 31 of the calendar year following the year in which the original shares were sold or redeemed.

If a shareholder recognizes a loss with respect to a fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886.  Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted.  Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs.  The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper.  Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Legislation passed by Congress in 2008 requires the funds (or their administrative agent) to report to the IRS and furnish to fund shareholders the cost basis information and holding period for fund shares purchased on or after January 1, 2012, and redeemed on or after that date.  The funds will permit fund shareholders to elect from among several IRS-accepted cost basis methods, including average cost.  In the absence of an election, the funds will use a default cost basis method that has not yet been determined.  The cost basis method a shareholder elects may not be changed with respect to a redemption of shares after the settlement date of the redemption.  Fund shareholders should consult with their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how the new cost basis reporting rules apply to them.

Passive Foreign Investment Companies.  Funds that invest in foreign securities may own shares in certain foreign entities that are treated as "passive foreign investment companies" ("PFICs"), which could potentially subject such a fund to U.S. federal income tax (including interest charges) on distributions received from the PFIC or gains from a disposition of shares in the PFIC.  To avoid this treatment, each fund owning PFIC shares intends to make an election to mark the gains (and to a limited extent losses) in a PFIC "to the market" as though it had sold and repurchased its holdings in the PFIC on the last day of the fund's taxable year.  Such gains and losses are treated as ordinary income and loss.  Alternatively, a fund may in certain cases elect to treat a PFIC as a "qualified electing fund" (i.e., make a "QEF election"), in which case that fund will be required to include in its income annually its share of the PFIC's income and net capital gains, regardless of whether the fund receives any distribution from the PFIC

The mark-to-market and QEF elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by a fund to avoid taxation.  Making either of these elections therefore may require a fund to liquidate investments (including when it is not advantageous to do so) to meet its distribution requirements, which also may accelerate the recognition of gain and affect the fund's total return.  Dividends paid by PFICs generally will not be eligible to be treated as qualified dividend income.

Non-U.S. Taxes.  Investment income that may be received by a fund from sources within foreign countries may be subject to foreign taxes.  Tax treaties between the United States and certain countries may reduce or eliminate such taxes.  If more than 50% of the value of a fund's total assets at the close of its taxable year consists of stock or securities of foreign corporations, or, as provided in the Modernization Act, if at least 50% of the value of a fund's total assets at the close of each quarter of its taxable year is represented by interests in other RICs (such as a Fund of Funds), that fund may elect to "pass through" to its shareholders the amount of foreign taxes paid or deemed paid by that fund.  If that fund so elects, each of its shareholders would be required to include in gross income, even though not actually received, his or her pro rata share of the foreign taxes paid or deemed paid by that fund, but would be treated as having paid his or her pro rata share of such foreign taxes and would therefore be allowed to either deduct such amount in computing taxable income or use such amount (subject to various Code limitations) as a foreign tax credit against federal income tax (but not both).  For purposes of the foreign tax credit limitation rules of the Code, each shareholder would treat as foreign source income his or her pro rata share of such foreign taxes plus the portion of dividends received from the fund representing income derived from foreign sources.  No deduction for foreign taxes could be claimed by an individual shareholder who does not itemize deductions.  In certain circumstances, a shareholder that (i) has held shares of the fund for less than a specified minimum period during which it is not protected from risk of loss or (ii) is obligated to make payments related to the dividends will not be allowed a foreign tax credit for foreign taxes deemed imposed on dividends paid on such shares.  Additionally, the fund must also meet this holding period requirement with respect to its foreign stocks and securities in order for "creditable" taxes to flow-through.  Each shareholder should consult his or her own tax advisor regarding the potential application of foreign tax credits.

Foreign Currency Transactions.  Gains or losses attributable to fluctuations in exchange rates between the time a fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time that fund actually collects such income or receivables or pays such liabilities are generally treated as ordinary income or loss.  Similarly, gains or losses on foreign currency forward contracts and the disposition of debt securities denominated in a foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, also are treated as ordinary income or loss

Financial Products.  A fund's investments in options, futures contracts, forward contracts, swaps and derivatives, as well as any of its other hedging, short sale or similar transactions, may be subject to one or more special tax rules (including notional principal contract, constructive sale, straddle, wash sale, short sale and other rules), the effect of which may be to accelerate income to the fund (including, potentially, without a corresponding receipt of cash with which to make required distributions), defer fund losses, cause adjustments in the holding periods of fund securities, convert capital gains into ordinary income, render dividends that would otherwise be eligible for the dividends received deduction or a preferential rate of taxation ineligible for such treatment, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses.  These rules could therefore affect the amount, timing and character of distributions to shareholders of a fund.  In addition, because the tax rules applicable to derivative financial instruments are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a fund has made sufficient distributions, and otherwise satisfied the applicable requirements, to maintain its qualification as a RIC and avoid fund-level taxation.

Securities Issued or Purchased at a Discount and Payment-in-Kind Securities.  A fund's investments, if any, in securities issued or purchased at a discount, as well as certain other securities (including zero coupon obligations and certain redeemable preferred stock), may require the fund to accrue and distribute income not yet received.  Similarly, a fund's investment in payment-in-kind securities will give rise to income which is required to be distributed even though the fund receives no payment in cash on the security during the year.  In order to generate sufficient cash to make its requisite distributions, a fund may be required to borrow money or sell securities in its portfolio that it otherwise would have continued to hold.

Inflation-Indexed Treasury Securities

The taxation of inflation-indexed Treasury securities is similar to the taxation of conventional bonds.  Both interest payments and the difference between original principal and the inflation-adjusted principal will be treated as interest income subject to taxation.  Interest payments are taxable when received or accrued.  The inflation adjustment to the principal is subject to tax in the year the adjustment is made, not at maturity of the security when the cash from the repayment of principal is received.  Accordingly, as in the case of securities issued or purchased at a discount and zero coupon obligations, a fund’s investments in inflation-indexed Treasury securities may require the fund to accrue and distribute income not yet received.  Decreases in the indexed principal can be deducted only from current or previous interest payments reported as income.  If inflation-indexed Treasury securities are sold prior to maturity, capital losses or gains are realized in the same manner as traditional debt instruments.

Certain Higher-Risk and High Yield Securities.  A fund may invest in lower-quality fixed income securities, including debt obligations of issuers not currently paying interest or that are in default.  Investments in debt obligations that are at risk of or are in default present special tax issues for a fund.  Tax rules are not entirely clear on the treatment of such debt obligations, including as to whether and to what extent a fund should recognize market discount on such a debt obligation, when a fund may cease to accrue interest, original issue discount or market discount, when and to what extent a fund may take deductions for bad debts or worthless securities and how a fund shall allocate payments received on obligations in default between principal and interest.  These and other related issues will be addressed by each fund if it invests in such securities as part of the fund's efforts to ensure that it distributes sufficient income to preserve its status as a RIC and does not become subject to U.S. federal income or excise tax

Funds Investing in Municipal Securities (Municipal or Other Tax-Exempt Funds).  It is anticipated that substantially all of the income dividends to be paid by municipal or other tax-exempt funds that invest substantially all of their assets in municipal securities will be exempt from federal income taxes.  It is possible, however, that a portion of the income dividends from such funds will not be exempt from federal income taxes.  Municipal or other tax-exempt funds may realize capital gains from the sale or other disposition of municipal securities or other securities.  Distributions by such funds of capital gains will be treated in the same manner as described under "Taxation of Fund Distributions."  Recipients of social security and/or certain railroad retirement benefits who receive income dividends from municipal bond or other tax-exempt funds may have to pay taxes on a portion of their benefits.  Shareholders will receive a Form 1099-DIV, Form 1099-INT or other IRS forms, as required, reporting the taxability of all dividends.  Certain municipal or other tax-exempt funds may invest in municipal securities the income from which is subject to AMT.  Such funds will advise shareholders of the percentage of dividends, if any, which should be included in the computation of AMT.

Because the income dividends of municipal or other tax-exempt funds are expected to be derived from tax-exempt interest on municipal securities, any interest on money a shareholder of such a fund borrows that is directly or indirectly used to purchase shares in the fund is not deductible.  Further, entities or persons that are "substantial users" (or persons related to "substantial users") of facilities financed by private activity bonds or industrial development bonds should consult their tax advisors before purchasing shares of these funds.  The income from such bonds may not be tax-exempt for such substantial users.  There also may be collateral federal income tax consequences regarding the receipt of dividends exempt from federal income tax by shareholders such as S corporations, financial institutions and property and casualty insurance companies.  A shareholder falling into any such category should consult its tax adviser concerning its investment in a fund that is intended to generate dividends exempt from federal income tax.

Any loss realized upon a taxable disposition of shares in a municipal or other tax-exempt fund that have been held for six months or less will be disallowed to the extent of any exempt-interest dividends received (or deemed received) by the shareholder with respect to the shares.  Under the Modernization Act, this loss disallowance rule, however, does not apply with respect to a regular dividend paid by a RIC which declares exempt-interest dividends on a daily basis in an amount equal to at least 90% of its net tax-exempt interest and distributes such dividends on a monthly or more frequent basis.

Under the Modernization Act, if at least 50% of the value of a fund's total assets at the close of each quarter of its taxable year is represented by interests in other RICs (such as a Fund of Funds), the fund may pass through to its shareholders its exempt interest income in the form of dividends that are exempt from federal income tax.

Proposals have been and may be introduced before Congress that would restrict or eliminate the federal income tax exemption of interest on municipal securities.  If such a proposal were enacted, the availability of such securities for investment by a fund that would otherwise invest in tax-exempt securities and the value of such a fund's portfolio would be affected.  In that event, such a fund would reevaluate its investment objective and policies.

The treatment under state and local tax law of dividends from a fund that invests in municipal securities may differ from the federal income tax treatment of such dividends under the Code.

Investing in Mortgage Entities.  Special tax rules may apply to the investments by a fund in entities which invest in or finance mortgage debt.  Such investments include residual interests in REMICs and interests in a REIT which qualifies as a taxable mortgage pool under the Code or has a qualified REIT subsidiary that is a taxable mortgage pool under the Code.  Although it is the practice of each fund not to make such investments, there is no guarantee that a fund will be able to sustain this practice or avoid an inadvertent investment.

Such investments may result in a fund receiving excess inclusion income ("EII") in which case a portion of its distributions will be characterized as EII and shareholders receiving such distributions, including shares held through nominee accounts, will be deemed to have received EII.  This can result in the funds being required to pay tax on the portion of its EII that is allocated to disqualified organizations, including certain cooperatives, agencies or instrumentalities of a government or international organization, and tax-exempt organizations that are not subject to tax on unrelated business taxable income ("UBTI").  In addition, such amounts generally cannot be offset by net operating losses, will be treated as UBTI to tax-exempt organizations that are not disqualified organizations, and will be subject to a 30% withholding tax for shareholders who are not U.S. persons, notwithstanding any otherwise applicable exemptions or rate reductions in any relevant tax treaties.

Special tax consequences also apply where charitable remainder trusts invest in RICs that invest directly or indirectly in residual interests in REMICs or in taxable mortgage pools.  Furthermore, any investment in residual interests of a REMIC can create complex tax consequences to both a fund and its shareholders, especially if a fund has state or local governments or other tax-exempt organizations as shareholders.

Tax-Exempt Shareholders.  Under current law, each fund serves to "block" (that is, prevent the attribution to shareholders of) UBTI from being realized by its tax-exempt shareholders (including, among others, individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities).  Notwithstanding the foregoing, a tax-exempt shareholder could realize UBTI by virtue of its investment in a fund if shares in the fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Section 514(b) of the Code.  As noted above, a tax-exempt shareholder may also recognize UBTI if a fund recognizes EII derived from direct or indirect investments in residual interests in REMICs or taxable mortgage pools.  If a charitable remainder annuity trust or a charitable remainder unitrust (each as defined in Section 664 of the Code) has UBTI for a taxable year, a 100% excise tax on the UBTI is imposed on the trust

Backup Withholding.  Each fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to a shareholder who fails to properly furnish the fund with a correct taxpayer identification number ("TIN"), who has under-reported dividend or interest income, or who fails to certify to the applicable fund that he or she is not subject to such withholding.  Corporate shareholders, certain foreign persons and other shareholders specified in the Code and applicable regulations are generally exempt from backup withholding, but may need to provide documentation to the fund to establish such exemption.

Backup withholding is not an additional tax.  Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.

Foreign (Non-U.S.) Shareholders.  Dividends paid by a fund to non-U.S. shareholders are generally subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty, if any, to the extent derived from investment income and short-term capital gains.  In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN or other applicable tax form certifying its entitlement to benefits under a treaty.  The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder's conduct of a trade or business within the United States.  Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder.  A non-U.S. corporation receiving effectively connected dividends may also be subject to additional "branch profits tax" imposed at a rate of 30% (or, if applicable, a lower treaty rate).  A non-U.S. shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to back-up withholding at the appropriate rate.  All non-U.S. shareholders should consult their tax advisors to determine the appropriate tax forms to provide to a fund to claim a reduced rate or exemption from U.S. federal withholding taxes, and the proper completion of those forms.

In general, and subject to the exceptions described below, U.S. withholding tax will not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses, exempt-interest dividends or upon the sale or other disposition of shares of a fund.

For non-U.S. shareholders of a fund, a distribution by a fund that is attributable to the fund's receipt of certain capital gain distributions from a REIT and, for calendar years before 2012, gains from sales or exchanges of "United States real property interests" ("USRPIs") generally will be treated as "effectively connected" real property gain that is subject to tax in the hands of the non-U.S. shareholder at the graduated rates applicable to U.S.

shareholders (subject to a special alternative minimum tax in the case of nonresident alien individuals), a potential 30% branch profits tax in the hands of a non-U.S. shareholder that is a corporation and a 35% withholding tax (which can be credited against the non-U.S. shareholder's direct U.S. tax liabilities) if the fund is a "United States real property holding corporation" (as such term is defined in the Code, and referred to herein as a "USRPHC") or would be but for the operation of certain exclusions.  An exception to such treatment is provided if the non-U.S. shareholder has not owned more than 5% of the class of stock of the fund in respect of which the distribution was made at any time during the one-year period ending on the date of the distribution.  In that case, the distribution generally is treated as an ordinary dividend subject to U.S. withholding tax at the rate of 30% (or lower treaty rate).  In addition, non-U.S. shareholders may be subject to certain tax filing requirements if the fund is a USRPHC

Gains from the disposition of fund shares by a non-U.S. shareholder will be subject to withholding tax and treated as income effectively connected to a U.S. trade or business if at any time during the five-year period ending on the date of disposition (or if shorter, the non-U.S. shareholder's holding period for the shares), the fund was a USRPHC and the foreign shareholder actually or constructively held more than 5% of the outstanding shares of the fund.  Notwithstanding the foregoing, gains recognized upon a disposition of fund shares in calendar years before 2012 will not be subject to U.S. income or withholding taxes if the fund is "domestically controlled" (as such term is defined in the Code).

Non-U.S. shareholders that engage in certain "wash sale" and/or substitute dividend payment transactions the effect of which is to avoid the receipt of distributions from a fund that would be treated as gain effectively connected with a U.S. trade or business generally will be treated as having received such distributions. All shareholders of a fund should consult their tax advisors regarding the application of the foregoing rule.

For calendar years before 2012, a distribution of a USRPI in redemption of a non-U.S. shareholder's shares of a fund generally will cause that fund to recognize gain if the fund is considered "domestically controlled."  If a fund is required to recognize gain, the amount of gain recognized will equal a percentage of the excess of the fair market value of the distributed USRPI over the fund's adjusted basis in the distributed USRPI, with such percentage based on the greatest foreign ownership percentage of the fund during the five-year period ending on the date of the redemption.

For taxable years of RICs beginning before January 1, 2012, properly-designated dividends are generally exempt from U.S. federal withholding tax where they (i) are paid in respect of a fund's "qualified net interest income" (generally, the fund's U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the fund is at least a 10% shareholder, reduced by expenses that are allocable to such income) or (ii) are paid in respect of a fund's "qualified short-term capital gains" (generally, the excess of the fund's net short-term capital gain over the fund's long-term capital loss for such taxable year).  However, depending on its circumstances, a fund may designate all, some or none of its potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding.  In order to qualify for this exemption from withholding, a non-U.S. shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or other applicable form).  In the case of shares held through an intermediary, the intermediary may withhold even if a fund designates the payment as qualified net interest income or qualified short-term capital gain.  Non-U.S. shareholders should contact their intermediaries with respect to the application of these rules to their accounts

Under legislation that is generally effective in respect of payments made after December 31, 2012, certain payments of U.S. source interest, dividends, and other fixed or determinable annual or periodical gains, profits and income, as well as gross proceeds from the sale or disposition of property of a type that can produce U.S. source dividends and interest (all such payments, "withholdable payments"), which are made to a "foreign financial institution," which term may include certain non-U.S. shareholders of a fund, may be subject to a 30% withholding tax, if the foreign financial institution does not, among other things, comply, under an agreement with the Secretary of the Treasury or his/her delegate, with prescribed due diligence requirements necessary to determine which of its accounts (including equity interests in the foreign financial institution) are held by specified United States persons or United States owned foreign entities (such accounts, "United States accounts"), and prescribed reporting requirements in respect of its United States accounts.  Further, a 30% withholding tax may apply in respect of payments by a foreign financial institution to certain account holders that do not comply with reasonable information requests aimed at enabling the foreign financial institution to identify its United States accounts and meet applicable reporting obligations.  The legislation further imposes a 30% withholding tax on certain payments to non-financial foreign entities.  The scope of this legislation is not entirely clear and no assurance can be given that some or all of the income of a fund and certain of its shareholders will not be subject to any of the new withholding taxes or that information will not be required to be reported to the IRS in respect of a shareholder's interest in a fund.  To comply with the requirements of the legislation, a fund may, in appropriate circumstances, require shareholders to provide information and tax documentation regarding their direct and indirect owners.

The legislation also imposes information reporting requirements on individuals (and, to the extent provided in future regulations, certain domestic entities) that hold any interest in a "specified foreign financial asset" if the aggregate value of all such assets held by such individual exceeds $50,000.  Significant penalties can apply upon a failure to make the required disclosure and in respect of understatements of tax attributable to undisclosed foreign financial assets.  This information reporting requirement is generally applicable for taxable years beginning after March 18, 2010.  The scope of this reporting requirement is not entirely clear and all shareholders should consult their own tax advisors as to whether reporting may be required in respect of their indirect interests in the investments of a fund.

All non-U.S. shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in a fund.

Other Tax Matters.  Special tax rules apply to investments through defined contribution plans and other tax-qualified plans.  Shareholders should consult their tax advisors to determine the suitability of shares of a fund as an investment through such plans and the precise effect of such an investment in their particular tax situation

Dividends, distributions and gains from the sale of fund shares may be subject to state, local and foreign taxes.  Shareholders are urged to consult their tax advisors regarding specific questions as to federal, state, local and, where applicable, foreign taxes.

PORTFOLIO TRANSACTIONS

            General.  The Manager assumes general supervision over the placement of securities purchase and sale orders on behalf of the funds it manages.  In cases where the Manager or fund employs a sub-adviser, the sub-adviser, under the supervision of the Manager, places orders on behalf of the applicable fund(s) for the purchase and sale of portfolio securities.

            Certain funds are managed by dual employees of the Manager and an affiliated entity in the BNY Mellon organization.  Funds managed by dual employees use the research and trading facilities, and are subject to the internal policies and procedures, of the affiliated entity.  In this regard, the Manager places orders on behalf of those funds for the purchase and sale of securities through the trading desk of the affiliated entity, applying the written trade allocation procedures of such affiliate.

            The Manager (and where applicable, a sub-adviser or Dreyfus affiliate) generally has the authority to select brokers (for equity securities) or dealers (for fixed income securities) and the commission rates or spreads to be paid.  Allocation of brokerage transactions, including their frequency, is made in the best judgment of the Manager (and where applicable, a sub-adviser or Dreyfus affiliate) and in a manner deemed fair and reasonable to shareholders.  The primary consideration in placing portfolio transactions is prompt execution of orders at the most favorable net price.  In choosing brokers or dealers, the Manager (and where applicable, a sub-adviser or Dreyfus affiliate) evaluates the ability of the broker or dealer to execute the particular transaction (taking into account the market for the security and the size of the order) at the best combination of price and quality of execution.

In general, brokers or dealers involved in the execution of portfolio transactions on behalf of a fund are selected on the basis of their professional capability and the value and quality of their services.  The Manager (and where applicable, a sub-adviser or Dreyfus affiliate) attempts to obtain best execution for the fund by choosing brokers or dealers to execute transactions based on a variety of factors, which may include, but are not limited to, the following: (i) price; (ii) liquidity; (iii) the nature and character of the relevant market for the security to be purchased or sold; (iv) the measured quality and efficiency of the broker’s or dealer’s execution; (v) the broker’s or dealer’s willingness to commit capital; (vi) the reliability of the broker or dealer in trade settlement and clearance; (vii) the level of counter-party risk (i.e., the broker’s or dealer’s financial condition); (viii) the commission rate or the spread; (ix) the value of research provided;  (x) the availability of electronic trade entry and reporting links; and (xi) the size and type of order (e.g., foreign or domestic security, large block, illiquid security).  In selecting brokers or dealers no factor is necessarily determinative; however, at various times and for various reasons, certain factors will be more important than others in determining which broker or dealer to use.  Seeking to obtain best execution for all trades takes precedence over all other considerations.

With respect to the receipt of research, the brokers or dealers selected may include those that supplement the Manager’s (and where applicable, a sub-adviser’s or Dreyfus affiliate’s) research facilities with statistical data, investment information, economic facts and opinions.  Such information may be useful to the Manager (and where applicable, a sub-adviser or Dreyfus affiliate) in serving funds or accounts that it advises and, conversely, supplemental information obtained by the placement of business of other clients may be useful to the Manager (and where applicable, a sub-adviser or Dreyfus affiliate) in carrying out its obligations to the fund.  Information so received is in addition to, and not in lieu of, services required to be performed by the Manager (and where applicable, a sub-adviser or Dreyfus affiliate), and the Manager’s (and where applicable, a sub-adviser’s or Dreyfus affiliate’s) fees are not reduced as a consequence of the receipt of such supplemental information.  Although the receipt of such research services does not reduce the Manager’s (and where applicable, a sub-adviser’s or Dreyfus affiliate’s) normal independent research activities, it enables it to avoid the additional expenses that might otherwise be incurred if it were to attempt to develop comparable information through its own staff.

Investment decisions for the Fund are made independently from those of the other investment companies and accounts advised by Dreyfus and its affiliates.   If, however, such other investment companies or accounts desire to invest in, or dispose of, the same securities as the Fund, Dreyfus or its affiliates may, but are not required to, aggregate (or "bunch") orders that are placed or received concurrently for more than one investment company or account and available investments or opportunities for sales will be allocated equitably to each.  In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Fund or the price paid or received by the Fund.  When transactions are aggregated, but it is not possible to receive the same price or execution on the entire volume of securities purchased or sold, the various prices may be averaged, and the Fund will be charged or credited with the average price.

Dreyfus may buy for the Fund securities of issuers in which other investment companies or accounts advised by Dreyfus or BNY Mellon and its other affiliates have made, or are making, an investment in securities that are subordinate or senior to the securities purchased for the Fund.  For example, the Fund may invest in debt securities of an issuer at the same time that other investment companies or accounts are investing, or currently have an investment, in equity securities of the same issuer.  To the extent that the issuer experiences financial or operational challenges which may impact the price of its securities and its ability to meet its obligations, decisions by BNY Mellon or its affiliates (including Dreyfus) relating to what actions are to be taken may raise conflicts of interests and Dreyfus or BNY Mellon and its other affiliates may take actions for certain accounts that have negative impacts on other advisory accounts, including the Fund.

            To the extent that a fund invests in foreign securities, certain of such fund’s transactions in those securities may not benefit from the negotiated commission rates available to funds for transactions in securities of domestic issuers.  For funds that permit foreign exchange transactions, such transactions are made with banks or institutions in the interbank market at prices reflecting a mark-up or mark-down and/or commission.

            The Manager (and where applicable, a sub-adviser or Dreyfus affiliate) may deem it appropriate for one fund or account it manages to sell a security while another fund or account it manages is purchasing the same security. Under such circumstances, the Manager (and where applicable, a sub-adviser or Dreyfus affiliate) may arrange to have the purchase and sale transactions effected directly between the fund and/or accounts (“cross transactions”).  Cross transactions will be effected in accordance with procedures adopted pursuant to Rule 17a-7 under the 1940 Act.

All portfolio transactions of each money market fund are placed on behalf of the fund by the Manager.  Debt securities purchased and sold by a fund generally are traded on a net basis (i.e., without a commission) through dealers acting for their own account and not as brokers, or otherwise involve transactions directly with the issuer of the instrument.  This means that a dealer makes a market for securities by offering to buy at one price and sell at a slightly higher price.  The difference between the prices is known as a “spread”.  Other portfolio transactions may be executed through brokers acting as agent.  A fund will pay a spread or commission in connection with such transactions. The Manager uses its best efforts to obtain execution of portfolio transactions at prices that are advantageous to a fund and at spreads and commission rates (if any) that are reasonable in relation to the benefits received.  The Manager also places transactions for other accounts that it provides with investment advice. For the fiscal years ended  November 30, 2008, 2009, and 2010, the Fund did not pay any commissions in connection with such transactions.

When more than one fund or account is simultaneously engaged in the purchase or sale of the same investment instrument, the prices and amounts are allocated in accordance with a formula considered by the Manager (and where applicable, a sub-adviser or Dreyfus affiliate) to be equitable to the fund or account.  In some cases this system could have a detrimental effect on the price or volume of the investment instrument as far as a fund or account is concerned.  In other cases, however, the ability of a fund or account to participate in volume transactions will produce better executions for the fund or account.

When transactions are executed in the over-the-counter market (i.e., with dealers), the Manager will typically deal with the primary market makers unless a more favorable price or execution otherwise is obtainable.

Disclosure of Portfolio Holdings.  It is the policy of Dreyfus to protect the confidentiality of fund portfolio holdings and prevent the selective disclosure of non-public information about such holdings.  Each fund, or its duly authorized service providers, publicly discloses its portfolio holdings in accordance with regulatory requirements, such as periodic portfolio disclosure in filings with the SEC.  Each non-money market fund, or its duly authorized service providers, may publicly disclose its complete schedule of portfolio holdings at month-end, with a one-month lag, on the Dreyfus website at www.dreyfus.com. In addition, fifteen days following the end of each calendar quarter, each non-money market fund, or its duly authorized service providers, may publicly disclose on the website its complete schedule of portfolio holdings as of the end of such quarter. Each money market fund will disclose daily, on www.dreyfus.com, the fund's complete schedule of holdings as of the end of the previous business day.  The schedule of holdings will remain on the website until the fund files its Form N-Q or Form N-CSR for the period that includes the date of the posted holdings.

            If a fund’s portfolio holdings are released pursuant to an ongoing arrangement with any party, such fund must have a legitimate business purpose for doing so, and neither the fund, nor Manager or its affiliates, may receive any compensation in connection with an arrangement to make available information about the fund’s portfolio holdings.  Funds may distribute portfolio holdings to mutual fund evaluation services such as Standard & Poor’s, Morningstar or Lipper Analytical Services; due diligence departments of broker-dealers and wirehouses that regularly analyze the portfolio holdings of mutual funds before their public disclosure; and broker-dealers that may be used by the fund, for the purpose of efficient trading and receipt of relevant research, provided that: (a) the recipient does not distribute the portfolio holdings to persons who are likely to use the information for purposes of purchasing or selling fund shares or fund portfolio holdings before the portfolio holdings become public information; and (b) the recipient signs a written confidentiality agreement.

            Funds may also disclose any and all portfolio information to their service providers and others who generally need access to such information in the performance of their contractual duties and responsibilities and are subject to duties of confidentiality, including a duty not to trade on non-public information, imposed by law and/or contract.  These service providers include the fund’s custodian, independent registered public accounting firm, investment adviser, administrator, and each of their respective affiliates and advisers.

Disclosure of portfolio holdings may be authorized only by the fund’s Chief Compliance Officer, and any exceptions to this policy are reported quarterly to the fund’s Board.

INFORMATION ABOUT THE FUND

The Fund share has one vote and, when issued and paid for in accordance with the terms of the offering, is fully paid and non-assessable.  Fund shares are of one class and have equal rights as to dividends and in liquidation.  Shares have no preemptive, subscription or conversion rights and are freely transferable.

            Unless otherwise required by the 1940 Act, ordinarily it will not be necessary for the Fund to hold annual meetings of shareholders.  As a result, Fund shareholders may not consider each year the election of Board members or the appointment of auditors. However, the holders of at least 10% of the shares outstanding and entitled to vote may require the Fund to hold a special meeting of shareholders for purposes of removing a Board member from office.  Fund shareholders may remove a Board member by the affirmative vote of a majority of the Fund’s outstanding voting shares.  In addition, the Board will call a meeting of shareholders for the purpose of electing Board members if, at any time, less than a majority of the Board members then holding office have been elected by shareholders.

The Fund sends annual and semi-annual financial statements to all its shareholders.

COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, New York 10038-4982, as counsel for the Fund, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of the shares being sold pursuant to the Fund’s Prospectus.

 Ernst & Young LLP, 5 Times Square, New York, New York 10036, an independent registered public accounting firm, has been selected to serve as the independent registered public accounting firm for the Fund. APPENDIX A

RISK FACTORS ─ INVESTING IN CONNECTICUT MUNICIPAL BONDS

            The following information constitutes only a brief summary, does not purport to be a complete description, and is based primarily on information drawn from official statements relating to securities offerings of the State of Connecticut (the "State") available as of the date of this Statement of Additional Information.  While the Fund has not independently verified this information, it has no reason to believe that such information is not correct in all material respects.

General Information

Connecticut is a highly developed and urbanized state, which is situated directly between the financial centers of Boston and New York.  More than one quarter of the total population of the United States and more than 50% of the Canadian population live within 500 miles of Connecticut.  The State's population grew at a rate that exceeded the national growth rate during the period from 1940 to 1970, but has slowed substantially over the last thirty years.  In April 2000, Connecticut had a population count of over 3.4 million, an increase of 3.6% from the 1990 figure.  This growth rate was lower than both the regional (5.4%) and national (13.2%) growth rates.  The mid-2009 population of the State was estimated at slightly above 3.5 million, up 0.4% from 2008, compared to increases of 0.5% and 0.9% for New England and the United States, respectively.

Personal Income and Gross State Product. The State's economic performance is measured by personal income, which has been among the highest in the nation, and gross state product, which demonstrated slower growth in the early 2000s, but expanded at a healthy pace in 2004, exceeding the regional and national growth rates.  Per capita personal income for Connecticut residents in 2008 was $56,272, 140% of the national average.  In 2008, the State produced $216.2 billion worth of goods and services and $177.7 billion worth of goods and services in 2000 chained dollars.  In 2008, the State's output was concentrated in three areas:  finance, insurance and real estate ("FIRE"), services and manufacturing, which collectively accounted for 69.5% of the State's total production.  The output from manufacturing, however, has been decreasing over time as the contribution from FIRE and other services have been rapidly increasing.

Employment.  Non-agricultural employment includes all persons employed except Federal military personnel, the self-employed, proprietors, unpaid workers and farm and household domestic workers.  The State's non-agricultural employment reached a high in the first quarter of 2008 with 1,708,830 persons employed, but began declining with the onset of the recession falling to 1,628,730 jobs by the third quarter of 2009.  In 2008, the largest sectors of non-agricultural employment were services (41.4%), trade (18.2%) and government (14.8%).  The average non-agricultural employment in 2008 was 1,699,700 and the average non-agricultural employment for the first six months of 2009 was 1,650,300.

After enjoying an extraordinary boom during the late 1990s, Connecticut, as well as the rest of the Northeast and the nation, experienced an economic slowdown during the recession of the early 2000s.  After reaching 5.5% in 2003, Connecticut's unemployment rate declined to 4.4% in 2006.  The recent recession, however, has caused the unemployment rate to rise to 8.0% for 2009, compared with the national average for the same period of 9.3%.  The State's unemployment rate was 9.0% in April 2010, and the nation's was 9.9%.

Manufacturing.  The manufacturing industry, despite its continuing downward employment trend over the past five decades, has traditionally served as an economic base industry and has been of prime economic importance to the State.  In 2009, based on the level of personal income derived from this sector, Connecticut ranked eighteenth in the nation for its dependency on manufacturing wages.  A number of factors, such as heightened foreign competition, outsourcing to offshore locations and improved productivity played a significant role in affecting the overall level of manufacturing employment.  Total manufacturing jobs in the State continued to decline to a recent low of 187,420 in 2008.  The total number of manufacturing jobs dropped 52,840 (22.0%) from the decade high in 1999.

Non-manufacturing.  The non-manufacturing sector is comprised of industries that primarily provide services.  Consumer demand for services is not as postponable as the purchase of goods, making the flow of demand for services more stable.  The State's non-manufacturing economic sector has risen from just over 50% of total State employment in 1950, to approximately 89% in 2008.  Over the last ten years there were over 83,480 new non-manufacturing jobs created, an increase of 5.8%.  This sector has more than compensated for the loss of manufacturing jobs, fueling the recovery in nonagricultural employment since 2003.

The State, together with the nation as a whole, is facing economic and fiscal challenges brought on by the recent recession.  These challenges for the State include a past fiscal year deficit, a projected current fiscal year deficit, future fiscal year projected current services deficits and falling employment, among other issues.  The State's current and projected economic and fiscal conditions are subject to change based on a number of factors, including developments with respect to the national economy as a whole and the financial services sector, developments in the global economy, especially commodity prices such as oil, Federal fiscal and economic policies, including fiscal stimulus efforts in general and the effect of such efforts on the State, the effect of the State's constitutional balanced budget requirement and spending cap provisions, and the timing of the adoption and implementation of legislative or executive actions to address these conditions.

State Finances

The State's fiscal year begins on July 1 and ends June 30.  State statutory law requires that the budgetary process be on a biennium basis.  In November 1992, electors approved an amendment to the State Constitution providing that the amount of general budget expenditures authorized for any fiscal year shall not exceed the estimated amount of revenue for such fiscal year.  This amendment also provides a framework for a cap on budget expenses.  The State Supreme Court has ruled that the provisions of the Constitutional budget cap require the passage of additional legislation by a three-fifths majority in each house of the General Assembly, which has not yet occurred.  In the interim, the General Assembly has been following a provision of the State general statutes that contains the same budget cap as the Constitutional amendment.

Fiscal Accountability Report.  The Office of Policy Management ("OPM") and the Office of Fiscal Analysis (the "OFA") each submit to the General Assembly, among other things, an estimate of State revenues, expenditures and ending balances for each fund, for the current biennium and the next ensuing three fiscal years, and the assumptions on which such estimates are based.  Based on the fiscal accountability reports submitted by November 15, 2009, OFA projected General Fund deficits for Fiscal Years 2010-14 of $385.9 million, $286.7 million, $3.28 billion, $3.02 billion and $3.19 billion, respectively.  OPM, in its report, projected General Fund deficits for Fiscal Years 2010-14 of $337.0 million, $107.4 million, $3.02 billion, $2.63 billion, and $2.58 billion, respectively.  Both reports assumed that the scheduled sales tax reduction from 6.0% to 5.5% would not go into effect on January 1, 2010 because the trigger provisions that prevent the rate decrease from taking effect would be met.  The reports also estimated fairly stable general obligation bond issuances over the five-year period of between $1.2-$1.4 billion, with the expenditure on debt service gradually increasing.

Consensus Revenue Estimates.  OPM and OFA must issue consensus revenue estimates each year by October 15, which must cover a five-year period that includes the current biennium and the three following fiscal years.  Each office also must, by January 15 and April 30 of each year, issue either a consensus revision of the estimate, or a statement that no revision is needed.  The General Fund revenue estimates were issued on October 15, 2009.  The estimates for Fiscal Years 2010-14 were $17.20 billion, $17.43 billion, $15.79 billion, $16.76 billion and $17.49 billion, respectively.  The estimates showed flat net tax revenues for the current biennium and then significant tax revenue growth for the next three fiscal years.  Specifically, personal income tax revenues for Fiscal Year 2009-10 of $6.61 billion were estimated to be increasing to $8.50 billion in Fiscal Year 2013-14.  On January 15, 2010, OPM and OFA arrived at consensus General Fund revenue estimates for Fiscal Years 2010-14 of $17.03 billion, $17.14 billion, $15.39 billion, $16.19 billion, and $16.93 billion, respectively.  On April 30, 2010, OPM and OFA issued revised General Fund revenue estimates for Fiscal Years 2010-14 of $17.46 billion, $17.42 billion, $15.79 billion, $16.61 billion, and $17.40 billion, respectively.

Budget Reserve Fund.  The State constitution provides that any unappropriated surplus shall be deposited in the State's Budget Reserve Fund (the "BSF"), used to reduce State bonded indebtedness or for other purposes approved by a three-fifths majority in each house of the General Assembly.  In any fiscal year, when the amount in the BSF equals 10% of the net General Fund appropriations, no further transfers are made into the BSF.  As of June 30, 2008, $1.38 billion was deposited into the BSF, including a $269.2 million deposit following Fiscal Year 2006-07, bringing the balance in the BSF to approximately 8.1% of General Fund expenditures as of Fiscal Year 2008-09.  By statute, the Treasurer was directed to transfer, and did transfer, nearly $1.30 billion from the BSF to the General Fund to be used as revenue for Fiscal Year 2009-10.  The Treasurer also transferred $342 million from the BSF to the General Fund to be used as revenue for Fiscal Year 2010-11.

General Fund.   The State finances most of its operations through its General Fund.  However, certain State functions, such as the State's transportation budget, are financed through other State funds.  For budgetary purposes, the State's General Fund is accounted for on a modified cash basis of accounting, which differs from generally accepted accounting principles ("GAAP").  The State is not presently required to prepare GAAP financial statements, although it has prepared such statements annually since 1988.

Budget for Fiscal Years 2007-08 and 2008-09.  Although the General Assembly did not pass the biennial budget for Fiscal Years 2007-08 and 2008-09 prior to its adjournment date of June 6, 2007, in a subsequent special session, the General Assembly passed, and the Governor signed into law on June 26, 2007, the biennial budget for Fiscal Years 2007-08 and 2008-09.  The Fiscal Year 2007-08 budget included General Fund revenues and appropriations of $16.326 billion and $16.315 billion, respectively, resulting in a projected surplus of $0.7 million.  The Fiscal Year 2008-09 budget included General Fund revenues and appropriations of $17.0731 billion and $17.0723 billion, respectively, resulting in a projected surplus of $0.8 million.  The General Assembly made an additional appropriation of $0.7 million for clean contracting standards, thereby reducing the projected General Fund surplus for Fiscal Year 2008-09 to $0.1 million.

The General Assembly also included in the biennial budget (i) the appropriation of $613.7 million of the anticipated Fiscal Year 2006-07 General Fund surplus funds to pay for various spending items, including $300 million to fund a portion of the State's contribution to the Teachers' Retirement Fund and $85 million for debt retirement, (ii) a reduction of lapses in the amount of $96.6 million, and (iii) a transfer of $80 million of the anticipated Fiscal Year 2006-07 General Fund surplus to the budget for Fiscal Year 2008-09, resulting in a net reduction in the anticipated Fiscal Year 2006-07 surplus of $790.3 million.  Approximately $471.9 million of the appropriations were for one-time purposes and approximately $318.4 million of the appropriations were for on-going purposes.

The budget was $690.4 million above the expenditure cap for Fiscal Year 2007-08 and $28.2 million below the expenditure cap for Fiscal Year 2008-09.  However, in accordance with the State Constitution, the Governor issued a declaration to exceed the State's expenditure cap in Fiscal Year 2007-08.  This declaration was ratified by a three-fifths vote of each house of the General Assembly.

The General Assembly did not make any midterm budget adjustments for Fiscal Year 2008-09.  The legislative session ended on May 7, 2008, however, it appropriated $79 million for energy relief programs in Fiscal Year 2008-09, as well as transferring the Fiscal Year 2007-08 budget surplus along with additional funds for Fiscal Year 2008-09 use in subsequent special sessions.  Additionally, the scheduled increase on July 1, 2008 in the oil companies tax from 7.0% to 7.5% was eliminated.

Fiscal 2007-2008 Operations.  As of June 30, 2008, General Fund revenues for Fiscal Year 2007-08 were $16.42 billion, General Fund expenditures and miscellaneous adjustments were $16.32 billion and the General Fund was estimated to have a surplus of $99.4 million for Fiscal Year 2007-08.  The entire surplus was reserved for Fiscal Year 2008-09 spending.

Fiscal 2008-2009 Operations.  As of June 30, 2009, General Fund revenues for Fiscal Year 2008-09 were $15.70 billion, General Fund expenditures and miscellaneous adjustments were $16.65 billion and the General Fund was estimated to have a deficit of $947.6 million for Fiscal Year 2008-09.  The State Treasurer was given authority to fund, and did fund, the Fiscal Year 2009 General Fund deficit through economic recovery bonds.

Budget for Fiscal Years 2009-10 and 2010-11.  On June 3, 2009, the General Assembly adjourned its regular session without adopting a biennial budget for Fiscal Years 2009-10 and 2010-11.  Prior to adjournment, the General Assembly passed resolutions calling for a special session to take up matters related to adoption of a budget.  The State continued to run its operations pursuant to Executive Orders issued by the Governor.  Authorization to pay debt service on the State's general obligation bonds remained unaffected.  The Executive Orders covered the months of July, August and the portion of September until the approval of a budget for Fiscal Year 2009-10.

In special session, the General Assembly passed the biennial budget for Fiscal Years 2009-10 and 2010-11, which subsequently became law on September 8, 2009.  The enacted budget for Fiscal Year 2009-10 included General Fund revenues of approximately $17.38 billion and net appropriations of approximately $17.37 billion, resulting in a projected surplus of approximately $0.8 million.  The budget for Fiscal Year 2010-11 included General Fund revenues of approximately $17.591 billion and net appropriations of approximately $17.590 billion, resulting in a projected surplus of approximately $0.9 million.

The enacted biennial budget raises net revenues from three major resources: (i) Grants from the American Recovery and Reinvestment Act ("ARRA"); (ii) transfers from other State funds to the State's General Fund and securitizations, and (iii) net increases in taxes and miscellaneous fees.  Federal grants from the ARRA for human services, education, and other economic related stimulus programs total $878.9 million in Fiscal Year 2009-10 and $594.8 million in Fiscal Year 2010-11.  Major revenue transfers include moving BSF funds of $1.30 billion and $342 million in Fiscal Years 2009-10 and 2010-11, respectively.  The budget increases the highest income tax bracket from 5% to 6.5%, which will raise approximately $594 million and $400 million in Fiscal Years 2009-10 and 2010-11, respectively.  The budget also imposes a 10% corporate surcharge for the next three tax years on certain companies and increases the cigarette tax by $1.00, which, in the aggregate, is expected to raise an additional $322.5 million over the next two fiscal years.

The significant changes in appropriations are from State employee personal services reductions, entitlement programs savings, and education grants reductions.  Personal service reductions are estimated to save approximately $191 million and $193.7 million in Fiscal Years 2009-10 and 2010-11, respectively.  Savings from certain entitlement programs are estimated to be approximately $200 million and $300 million in Fiscal Years 2009-10 and 2010-11, respectively.  Certain education grant reductions are estimated to save approximately $25 million in both fiscal years.

In addition, the Fiscal Year 2010-11 budget requires the State to develop a financing plan that will result in net proceeds of up to $1.29 billion to be used as general revenues during such fiscal year, which may include bond securitizations.  The budget also requires the State to develop a plan to sell State assets that will result in net proceeds of up to $15 million to be used as general revenues during Fiscal Year 2009-10 and $45 million to be used as general revenues during Fiscal Year 2010-11.  In addition, the budget for Fiscal Year 2009-10 requires a reduction of $473.3 million in expenses from budgeted amounts.  The budget for Fiscal Year 2010-11 requires a reduction of $515.2 million of expenses from budgeted amounts.  The budget was $840.9 million below the expenditure cap in Fiscal Year 2009-10 and $589.9 million below the expenditure cap in Fiscal Year 2010-11.

Fiscal 2009-10 Operations.  The Governor may generally reduce budget allotment requests within certain prescribed limits and has done so for the current fiscal year.  Additionally, whenever the State's cumulative monthly financial statement indicates a projected General Fund deficit greater than 1% of the total General Fund appropriations, the Governor is required within thirty days to file a report with the General Assembly, including a plan to modify agency allotments to the extent necessary to prevent a deficit.  On November 24, 2009, the Governor delivered a plan to address a potential deficit of $466.5 million in the General Fund for Fiscal Year 2009-10 to the General Assembly.  Because the Comptroller has certified that State tax revenues for Fiscal Year 2009-10 will not be within 1% of original projections, the plan to reduce the State's sales tax rate by 0.5% did not take effect in January 2010.  The elimination of the rate reduction precluded an estimated revenue loss of $129.5 million, leaving a deficit of $337 million still to be closed.  The deficit mitigation plan includes spending cuts made under the Governor's authority and those requiring legislative approval, additional fund transfers, and reductions in municipal aid.

In addition to $31.6 million in rescissions to agency budgets announced on November 5, 2009, the Governor's plan called for an additional $19.3 million in rescissions and $16.8 million in program cuts that the Governor can order on her own authority, including reductions in certain programs and delays in the implementation of others.  The Governor's plan also recommended $116.3 million in program reductions that will require legislative approval, including reductions in a number of grants and reductions in Medicaid provider rates.  The plan called for intercepting $52.8 million from accounts such as the Citizens Election Fund, the Stem Cell Research Fund, and the Tobacco and Health Trust Fund.  The plan also called for a reduction of 3% in state aid to municipalities, saving the State approximately $84 million.

The Governor submitted another deficit mitigation plan on March 1, 2010.  On April 14, 2010 the bill was passed and signed into law.  The bill provided for a net reduction in the anticipated General Fund deficit for Fiscal Year 2009-10 of $323.3 million and a net increase in the General Fund deficit for Fiscal Year 2010-11 of $34.2 million.

Midterm Budget Adjustments for Fiscal Year 2009-10 and 2010-11.  The General Assembly concluded its legislative session on May 5, 2010, which included midterm budget adjustments for Fiscal Years 2009-10 and 2010-11.  The General Assembly passed a bill which closed a current services gap of $416.5 million for Fiscal Year 2010-11.  The General Assembly projected General Fund revenues at approximately $17.67 billion and appropriated approximately $17.66 billion, with an estimated surplus of $0.2 million for Fiscal Year 2010-11.  The projected General fund revenue was $70.6 million higher than the originally enacted budget.  Per the preliminary financial results of the Comptroller dated September 1, 20100, Fiscal Year 2009-10 is expected to end with a surplus in excess of $449.4 million.  In its mid-term budget adjustments, the General Assembly has directed that up to $140 million of the surplus be used as revenue in Fiscal Year 2010-11 and any amounts in excess of $140 million be used to reduce the amount of economic recovery bonds issued by the State.

As of June 30, 2010, General Fund revenues for Fiscal Year 2009-10 were estimated at $17.64 billion, General Fund expenditures and miscellaneous adjustments were estimated at $17.24 billion and the General Fund was estimated to have a surplus of $393.3 million for Fiscal Year 2009-10.  The estimate reflects all of the mid-term budget adjustments and deficit mitigation actions taken by the Governor and the General Assembly as of July 20, 2010.  The OPM has stated that any Fiscal Year 2009-10 surplus would be transferred to Fiscal Year 2010-11 to help balance the State's budget.  In addition, the OPM noted that the Fiscal Year 2009-10 surplus resulted from use of approximately $1.3 billion from the BSF, $843.5 million in Federal funds, $129.5 billion from the cancellation of a scheduled sales tax reduction and other deficit mitigation efforts.

Fiscal 2010-2011 Operations.  As of September 20, 2010, General Fund revenues were estimated at $17.87 billion, General Fund expenditures and miscellaneous adjustments were estimated at $17.91 billion and the General Fund was estimated to have a deficit of $45.3 million. The estimate reflects all of the mid-term budget adjustments and deficit mitigation actions taken by the Governor and the General Assembly as of September 20, 2010.  The estimate reflects an improvement over the August 20, 2010 projected deficit of $63.4 million.

In a recent OFA report on the Fiscal Year 2010-11 budget, the OFA estimated that, even with the changes in the revised budget, significant out-year budget gaps still remain.  Specifically, OFA estimated General Fund revenues in Fiscal Years 2011-12, 2012-13 and 2013-14 of $15.78 billion, $16.57 billion and $17.36 billion, respectively, compared to estimated appropriations of $19.04 billion, $19.61 billion and $20.46 billion, respectively.  Those estimates result in budget deficits of $3.26 billion, $3.11 billion and $3.10 billion in Fiscal Years 2011-12, 2012-13 and 2013-14, respectively.

State Indebtedness

The State has no constitutional limit on its power to issue obligations or incur debt other than that it may borrow only for public purposes.  There are no reported court decisions relating to State bonded debt other than two cases validating the legislative determination of the public purpose for improving employment opportunities and related activities.  The State Constitution has never required a public referendum on the question of incurring debt.  Therefore, State statutes govern the authorization and issuance of State debt, including the purpose, amount and nature thereof, the method and manner of the incurrence of such debt, the maturity and terms of repayment thereof, and other related matters.

Pursuant to various public and special acts the State has authorized a variety of types of debt.  These types fall generally into the following categories:  direct general obligation debt, which is payable from the State's General Fund; special tax obligation debt, which is payable from specified taxes and other funds that are maintained outside the State's General Fund; and special obligation and revenue debt, which is payable from specified revenues or other funds which are maintained outside the State's General Fund.  In addition, the State has a number of programs under which the State provides annual appropriation support for, or is contingently liable on, the debt of certain State quasi-public agencies and political subdivisions.

Direct General Obligation Debt.  In general, the State issues general obligation bonds pursuant to specific statutory bond acts and the State general obligation bond procedure act, which provides that such bonds shall be general obligations of the State and that the full faith and credit of the State are pledged for the payment of the principal of and interest on such bonds as the same become due.  There are no State Constitutional provisions precluding the exercise of State power by statute to impose any taxes, including taxes on taxable property in the State or on income, in order to pay debt service on bonded debt now or incurred in the future.

As of February 1, 2010, the State's net direct general obligation indebtedness (including the accreted value of capital appreciation bonds) for the payment of the principal of and the interest on which the State has pledged its full faith and credit or which is otherwise payable from the General Fund of approximately $15.01 billion.

The following table sets forth the total approximate debt service on all outstanding long-term direct general obligation debt, as of February 1, 2010.  Although not specifically reflected as a result of combining all outstanding long-term direct debt, the State generally issues general obligation bonds maturing within twenty years.

Fiscal Year	Total Debt Service (in billions of dollars)
2010	$1.23
2011	$1.84
2012	$1.73
2013	$1.63
2014	$1.55
2015	$1.42
2016	$1.33
2017	$1.06
2018	$1.01
2019	$0.93
2020	$0.85
2021	$0.83
2022-2032	$6.31
Total	$21.72

The General Assembly has empowered the State Bond Commission to authorize direct obligation bonds pursuant to certain bond acts.  Legislation was enacted to provide for a net increase in general obligation bond authorizations of $1.97 billion for Fiscal Year 2008-09, $1.56 billion for Fiscal Year 2009-10, $1.16 billion for Fiscal Year 2010-11 and $1.07 billion for Fiscal Year 2011-12. In addition, the General Assembly passed and the Governor was expected to sign various bills which adjust authorizations for Fiscal Years 2009-10 and 2010-11.  The legislation increases the amount of bond authorizations for Fiscal Year 2009-10 by $30 million.  For Fiscal Year 2010-11, the legislation reduces various bond authorizations totaling $615 million and approves additional bond authorizations totaling $71 million.

On December 3, 2009, the State issued approximately $916 million in general obligation notes and approximately $166 million in general obligation bonds.  The notes are payable annual from January 1, 2012 to January 1, 2016 in varying amounts and at varying rates (2-5%).  The bonds are payable in the amount of $55.25 million annually from January 1, 2012 to January 1, 2014, at a rate of 5% annually.

In April 2010, the State issued $105 million of general obligation bonds maturing in varying amounts between April 1, 2015 and April 1, 2018, and bearing interest at annual rates ranging from 2.50% to 5.00%.  The State also issued $184.25 million of taxable general obligation bonds, maturing in varying amounts between April 1, 2019 and April 1, 2026, and bearing annual interest rates ranging from 4.407% to 5.257%.  The State issued $353.09 million of general obligation bond anticipation notes, which mature on May 19, 2011 and bear an annual interest rate of 2.00%.

The State may borrow funds on a temporary basis on such terms and in such amounts as the State Treasurer considers necessary.  Under this authority, the Treasurer has arranged with a syndicate of banks a 364-day revolving credit facility in the amount of $580 million.  This revolving credit facility was scheduled to expire, unless extended, on June 17, 2010.

Ratings.  Moody's, S&P and Fitch have assigned their municipal bond ratings of Aa3, AA and AA, respectively, to the State's general obligation bonds.

Transportation Fund and Debt.  In 1984, the State adopted legislation establishing a transportation infrastructure program and authorizing special tax obligation ("STO") bonds to finance the program.  The infrastructure program is a continuous program for planning, construction and improvement of State highways and bridges; projects on the interstate highway system; alternate highway projects; waterway, mass transportation, transit and aeronautics facilities; the highway safety program and other facilities and programs administered by the Department of Transportation.

The cost of the infrastructure program for Fiscal Years 1985-2014, which is to be met from Federal, State and local funds, currently is estimated at $26.4 billion.  The State's share ($10.5 billion) is financed almost entirely by STO bonds with the remaining funds come from fees, taxes, and revenues of the Special Transportation Fund (the "STF"), which accounts for all transportation related taxes, fees, and revenues.  STO bonds are payable solely from STF revenues.  The State's share of the cost of the Infrastructure Program for Fiscal Years 1985-2014 to be financed by STO bonds is currently estimated at $9.8 billion.  The actual amount may exceed $9.8 billion to finance reserves and cost of issuance amounts.  During Fiscal Years 1985-2009, $21.0 billion of the total infrastructure program was approved, with the remaining $5.4 billion required for Fiscal Years 2010-14.  The remaining $5.4 billion is anticipated to be funded with $1.6 billion from the anticipated issuance of new STO bonds, $75 million in anticipated revenues and $3.7 billion in anticipated Federal funds.

Debt service on State direct general obligation bonds for transportation purposes may be paid from resources of the STF, provided there is sufficient funding first to pay all STO debt service.  For the year ended June 30, 2009, the STF paid $2 million of State direct general obligation transportation debt service payments.  The amount budgeted by the STF for such payments for Fiscal Year 2009-10 was $1.0 million.

Other Special Revenue Funds and Debt.  The State also issues bonds for various special revenue funds and projects.  As of February 1, 2010, the following special revenue bonds were issued and outstanding:  Bradley International Airport Revenue Refunding Bonds ($188.8 million outstanding) and Clean Water Fund Revenue Bonds ($1.409 billion issued, $832.5 million, including refunded bonds, outstanding).

The State pays unemployment compensation benefits from the Unemployment Compensation Fund, which is funded by unemployment taxes collected from employers.  To fund possible shortfalls, the State can issue bonds.  As of February 1, 2010, the State borrowed $261 million from the Federal Unemployment Trust Fund to fund a deficit in the State's Unemployment Compensation Fund and anticipates borrowing a total of approximately $900 million by the end of 2011.

Contingent Liability Debt.  The General Assembly has the power to impose limited or contingent liabilities upon the State in such a manner as it may deem appropriate and as may serve a public purpose.  This power has been used to support the efforts of quasi-public agencies, municipalities and other authorities formed to carry out essential public and governmental functions by authorizing these entities to issue indebtedness backed, partially or fully, by General Fund resources of the State.  Not all entities that are authorized to issue such indebtedness have done so.

Under the General Obligation Bond Program, the Connecticut Development Authority ("CDA") issues bonds to finance eligible economic development and information technology projects.  Pursuant to an Indenture of Trust between the CDA and The Bank of New York, general revenues of the CDA, which are not otherwise pledged, are made available to service the debt of bonds issued under the Program.  Although such bonds may also be secured by a special capital reserve fund, to date under the Program only $30.56 million in bonds have been secured.  As of February 1, 2010, $6.1 million of such bonds remain outstanding.

The Connecticut Health and Educational Facilities Authority ("CHEFA") was established to assist in the financing of facilities for educational or health care purposes.  The General Assembly has authorized CHEFA to issue up to $100 million special obligation bonds to be secured by special capital reserve funds to finance equipment acquisitions by hospitals.  CHEFA is also allowed to issue revenue bonds to finance facility improvements for the Connecticut University System, which are secured by one or more special capital reserve funds.

The General Assembly also authorized the Capital City Economic Development Authority to use a special capital reserve fund in connection with revenue bonds for the convention center in Hartford.  The bonds are to be backed by State contractual assistance equal to annual debt service.  As of February 1, 2010, $110 million of its revenue bonds were issued and $105.12 were outstanding.

Assistance to Municipalities.  In addition to the limited or contingent liabilities that the State has undertaken in connection with the activities of its quasi-public agencies, the State has undertaken certain limited or contingent liabilities to assist municipalities.  The State currently has limited or contingent liabilities outstanding in connection with bonds or other obligations issued by the City of Waterbury ($40.54 million outstanding as of February 1, 2010) and the Southeastern Connecticut Water Authority ($1.47 million outstanding as of February 1, 2010).  Legislation also authorized distressed municipalities, in certain circumstances and subject to various conditions, to issue deficit funding obligations secured by a special capital reserve fund.  There are no such obligations currently outstanding.

School Construction Grant Commitments.  The State is obligated to various cities, towns and regional school districts under a grant-in-aid public school building program to fund certain costs of construction and alteration of school buildings and to support part of the interest payments on municipal debt issued to fund the State's share of such school building projects.  Legislation enacted in 1997 changed the method of financing the State's share of local school construction projects.  For school construction projects approved during the 1997 legislative session and thereafter, the State pays the cost of its share of construction projects on a progress payment basis during the construction period.  The State has authorized new school construction grant commitments of approximately $400 million which took effect in Fiscal Year 2009-10.  The General Assembly passed and the Governor signed legislation authorizing new school construction grant commitments of $427.5 million for Fiscal Year 2010-11.  As of June 30, 2009, the Commissioner estimated that current grant obligations under the grant program established in 1997 are approximately $2.45 billion, which includes approximately $6.9 billion in grants approved as of such date less payments already made of $4.45 billion.  Prior to the 1997 legislation, the grant program was conducted differently.  As of June 30, 2009, under the old program, the State is obligated to various cities, towns and regional school districts for $314 million in aggregate installment payments and $57 million in aggregate interest subsidies for a total of $371 million.

Other Contingent Liabilities.  The Connecticut Lottery Corporation ("CLC") was created in 1996 as a public instrumentality of the State to operate the State's lottery.  The State and the CLC purchase annuities under group contracts with insurance companies that provide payments corresponding to the obligation for payments to lottery prize winners.  The State has transferred to the CLC all annuities purchased by it and the CLC has assumed responsibility for the collection of revenue generated from the lottery and for the payment of all lottery prizes.  As of June 30, 2009, the current and long term liabilities of the CLC totaled $251.34 million.

Pension and Retirement Systems

State Employees' Retirement Fund.   The State is responsible for funding and maintaining the State Employees' Retirement Fund ("SERF").  For periods ended June 30, 2009, the Treasurer realized annualized net returns on investment assets in SERF of 6.73% over the past twenty years, of 6.85% over the past fifteen years, of 2.91% over the past ten years and of 2.20% over the past five years.  As of June 30, 2009, the market value of SERF's investment assets was $7.321 billion.  As of June 30, 2010, the current market value of the fund's investment assets was $7.80 billion.  For Fiscal Years 2009-10 and 2010-11, the State has annual contribution requirements of $897.4 million and $944.1 million, respectively.  In order to help meet those requirements, the State has appropriated $713.0 million and $745.8 million from the General Fund and STF, respectively.  The Fiscal Year 2009-2010 appropriation was reduced by $64.5 million as part of the mid-term budget adjustments, and it was reduced by an additional $100.0 million as part of the deficit mitigation plan.  The appropriation for Fiscal Year 2010-11 was reduced by $100 million as part of the mid-term budget adjustments.

Teachers' Retirement Fund.   The Teachers' Retirement Fund ("TRF") provides benefits for teachers, principals, supervisors, superintendents or other eligible employees in the State's public school systems.  For periods ended June 30, 2009, the Treasurer realized annualized net returns on investment assets in the TRF of 6.88% over the past twenty years, of 6.85% over the past fifteen years, of 3.12% over the past ten years and of 2.55% over the past five years.  As of June 30, 2009, the market value of TRF's investment assets was $11.40 billion.  As of June 30, 2010, the market value of the fund's investment assets was $12.28 billion.  The State has appropriate sufficient funding to meet its annual contribution requirements of $559.2 million and $581.6 million for Fiscal Years 2009-10 and 2010-11, respectively.

Social Security and Other Post-Employment Benefits.   State employees, except for police and members of a retirement system other than SERF, whose employment began after February 21, 1958, are entitled to Social Security coverage.  The amount expended by the State for Social Security coverage for Fiscal Year 2008-09 was $309.9 million, of which $227.4 million was paid from the General Fund and $14.5 million was paid from the STF.  The State also provides post-retirement health care and life insurance benefits to all employees who retire from State employment.  In order to fund its obligations, the State has established a trust for the accumulation of assets with which to pay post-retirement health care benefits in future years.  In Fiscal Year 2008-09, the State paid $521.9 million for eligible employees and $454.6 million for retirees for health care cost.  The State will need to make significant General Fund appropriations for post-retirement health care and life insurance benefits in upcoming fiscal years.  For Fiscal Year 2009-10 $482.9 million was appropriated.

Litigation

The State and its officers and employees are parties to numerous legal proceedings.  The ultimate disposition and fiscal consequences of these lawsuits are not presently determinable, but the Attorney General believes that most of these legal proceedings will not, either individually or in the aggregate, have a material adverse impact on the State's financial position.  There are, however, several legal proceedings, which, if decided adversely against the State, either individually or in the aggregate, may require the State to make material future expenditures or may impair revenue sources.  In the opinion of the State's Attorney General, an adverse judgment in any of the matters described below could have a fiscal impact on the State of $15 million or more.

Sheff v. O'Neil.  This case is a superior court action brought in 1989 on behalf of school children in the Hartford school district.  In 1996, the State Supreme Court reversed a judgment the Superior Court had entered for the State, and remanded the case with direction to render a declaratory judgment in favor of the plaintiffs.  The Court directed the legislature to develop appropriate measures to remedy the racial and ethnic segregation in the Hartford public schools.  The Supreme Court also directed the trial court to retain jurisdiction of this matter.  In December 2000, the plaintiffs filed a motion seeking to have the trial court assess the State's compliance with the State Supreme Court's 1996 decision.  Before the court ruled upon that motion the parties reached a settlement agreement, which was deemed approved by the General Assembly and approved by the Supreme Court on March 12, 2003.  Under the settlement agreement, the State was obligated, over a four-year period to, among other things, open two new magnet schools in the Hartford area each year, substantially increase the voluntary interdistrict busing program in the Harford area, and work collaboratively with the plaintiffs in planning for the period after the four year duration of the proposed order.  That agreement expired in June 2007 and the anticipated costs of that agreement have been expended.  On August 23, 2006, the City of Hartford moved to intervene in the case, and on January 4, 2007, the trial court granted that motion.  On July 5, 2007, the plaintiffs filed a motion for order to enforce the judgment and to order a remedy alleging that the State remains in material non-compliance with the mandate.  In November 2007, the trial court began a hearing on the plaintiff's motion, and in January 2008 completed that hearing.  On April 4, 2008, a tentative settlement was presented to the legislature. The legislature approved the settlement on May 4, 2008 and the court approved it on June 12, 2008.  Thereafter, the City of Hartford also agreed to settle with the parties, and this stipulation was approved by the court on August 28, 2008.  Under these settlements and court orders, the State has ongoing obligations to work toward certain enumerated goals aimed at reducing racial, ethnic and economic isolation in the Hartford public schools, as detailed in the orders themselves.  On December 9, 2009, the plaintiffs filed a motion for breach of the 2008 agreement and claimed that the State failed to meet a benchmark for placement of students in reduced isolation educational settings.  As a remedy, they sought appointment of a special master "to ensure prompt and complete compliance" with the stipulation.  The trial court denied the plaintiffs' motion on February 23, 2010.  A motion for reconsideration of that ruling was denied.

State Employees Bargaining Agent Coalition v. Rowland.  This case is a Federal court case brought by a purported class of laid-off State employees who sued the Governor and the Secretary of the Office of Policy and Management alleging that they were laid off in violation of their constitutional rights.  The plaintiffs claim back wages, damages, attorneys' fees and costs.  The defendants moved to dismiss the action based on absolute immunity.  The court denied the motion on January 18, 2005, and the defendants appealed.  On July 10, 2007, the U.S. Court of Appeals remanded the case back to the District Court for trial.  The defendants subsequently moved for summary judgment on all remaining claims. That motion remains pending. The same purported class brought related State law claims in State Court under the caption Conboy v. State of Connecticut.  On October 20, 2006, the trial court in Conboy v. State of Connecticut denied the State's motion to dismiss, and the State appealed.  The appeal has been denied and the case has been remanded to the trial court for further proceedings.  By agreement of both parties, the state court proceedings have been stayed pending disposition of the Federal court action.

State of Connecticut v. Philip Morris, Inc., et al.  This case is the action that resulted in the 1998 Master Settlement Agreement ("MSA"), through which Connecticut and fifty-one other states and territories resolved their claims against the major domestic tobacco manufacturers.  From 2004-2008, the State was engaged in litigation against several tobacco companies that participate in the MSA regarding the calculation of the companies' payments to the State for the year 2003.  The litigation focused on whether the parties' payment dispute must be decided by the state courts or by an arbitration panel.  In December 2008, the Connecticut Supreme Court ruled that the MSA requires all aspects of the payment dispute to be arbitrated.  If an arbitration panel results in a decision adverse to the State, that determination would likely reduce or eliminate the State's MSA payments for 2004 and possibly even subsequent years.

Connecticut Coalition for Justice in Education Funding et al v. Rell, et al.  This case was brought in Hartford Superior Court.  Plaintiffs are a non-profit coalition comprised of parents, teachers, school administrators and educational advocates, as well as several parents on behalf of their minor children.  Claiming to be a class of students in comparable circumstances in selected school districts, the plaintiffs assert the students' State Constitutional rights to a free public education.  They allege that the State's principal mechanism for the distribution of public school aid presently fails to assure both substantially equal educational opportunities and a suitable education for these students.  The action seeks declaratory and injunctive relief, including the appointment of a special master, continuing Court jurisdiction and attorney fees and costs, on the grounds that minority students have been disproportionately impacted.  The court ruled that the coalition, as opposed to the other plaintiffs, lacks legal standing to pursue the claims.  The plaintiffs sought to replead to overcome the impact of this ruling.  The defendants moved to strike the plaintiffs' claims for "suitable" education under the State Constitution.  On September 17, 2007, the trial court issued a ruling granting the State's motion to strike three counts of the plaintiffs' complaint.  After the court's ruling, one count of the plaintiffs' complaint remains, alleging that the plaintiffs have been denied substantially equal education opportunity in violation of the State Constitution.  The State did not move to strike that count.  The plaintiffs sought and obtained permission to appeal immediately to the Connecticut Supreme Court.  On March 30, 2010, the State Supreme Court reversed the trial court, ruled that the State Constitution guarantees public school students a right to suitable educational opportunities and remanded for a determination of whether such opportunities are being provided.  The Court has recently established a schedule for discovery and scheduled a trial to commence in 2014.

Juan F. v. Weicker.  Since 1991, the State Department of Children and Families ("DCF") has been operating under the provisions of a Federal court-ordered consent decree in this case.  In October 2003, the State entered into an agreement with the court monitor and plaintiffs' attorneys to end judicial oversight of the agency by November 2006.  The agreement was reviewed and approved by the court.  The agreement included the establishment of a task force appointed to monitor the transition, which included the court-appointed monitor who was given full authority to develop an appropriate exit plan.  The exit plan developed by the monitor included an open-ended funding provision, which the State objected to on State constitutional grounds.  The court approved the exit plan in full in December 2003 and denied the State's request to reconsider the plan in February 2004.  In 2005, the Court entered orders that ended the task force and revised the monitoring order, but left in place the open-ended funding provision.  By letter dated May 5, 2008, the plaintiffs notified the defendants and the court-appointed monitor of their view that the defendants "are in actual or likely noncompliance" with two provisions of the revised monitoring order.  Pursuant to the order, the parties entered mediation. The plaintiffs requested as a remedy the appointment of a limited receiver tailored to address the defendants' performance regarding the two identified provisions.  The court approved a stipulation by the parties resolving the plaintiffs' claims in July 2008.  The State has continued to work with the plaintiffs and the court monitor to meet the requirements of the exit plan.  On August 17, 2010, the court ruled that children receiving voluntary services — a program permitting parents to obtain services for disabled children without relinquishing custody — are included in the Juan F. class and entered an order prohibiting cessation of new admissions to the program.  A motion for reconsideration of that ruling is pending.  The State has continued to work with the plaintiffs and the court-appointed monitor to meet the requirements of the exit plan.  On April 13, 2010, the State moved to vacate the consent decree and the exit plan, arguing that DCF had substantially complied with their provisions and that further judicial oversight is, therefore, unwarranted. That motion has been opposed by plaintiffs and the Child Advocate, acting as amicus curiae, and remains pending.

Indian Tribes.  While the various cases described in this paragraph involving alleged Indian Tribes do not specify the monetary damages sought from the State, the cases are mentioned because they claim State land and/or sovereignty over land areas that are part of the State.  Several suits have been filed since 1977 in Federal and State courts on behalf of alleged Indian Tribes in various parts of the State, claiming monetary recovery as well as ownership to land in issue.  Some of these suits have been settled or dismissed.  One of the plaintiff groups is the alleged Golden Hill Paugussett Tribe and the lands involved are generally located in Bridgeport, Trumbull and Orange.  In June 2004, the Federal Bureau of Indian Affairs (the "BIA") denied recognition to the alleged Golden Hill Paugussett Tribe of Indians.  The alleged Tribe filed an appeal with the U.S. Secretary of the Interior (the "DOI"), and that appeal was dismissed on March 18, 2005.  On November 30, 2006, the trial court dismissed the Golden Hill Paugussett Tribe's land claims.  The Golden Hill Paugussett Tribe appealed the dismissal which was dismissed by the appellate court on September 10, 2007.  An additional suit was filed by the alleged Schaghticoke Indian Tribe claiming privately owned and town-held lands in the Town of Kent.  The State is not a defendant to that action.  In February 2004, the BIA issued a final determination granting Federal recognition to the Schaghticoke Tribal Nation.  The State appealed that decision to the DOI, which on May 13, 2005 vacated that determination and remanded the matter to the BIA for reconsideration.  On October 12, 2005, the DOI declined to acknowledge the Schaghticoke Indian Tribe, and the alleged Tribe appealed that decision.  The U.S. District Court dismissed the appeal on August 22, 2008 and the Schaghticoke Tribal Nation has appealed to the U.S. Court of Appeals for the Second Circuit.  The land claims have been stayed pending resolution of the federal recognition matter.  On October 19, 2009, the Court of Appeals denied the appeal and affirmed the trial court's ruling. The alleged tribe had 90 days, until January 17, 2009, to file a petition for certiorari with the U.S. Supreme Court.  In June 2002, the BIA issued a final determination granting Federal recognition to the Historic Eastern Pequot Tribe.  The State appealed that decision to the DOI, which on May 13, 2005 vacated that determination and remanded the matter to the BIA for reconsideration.  On October 12, 2005, the BIA declined to acknowledge this group as an Indian tribe.  The Pequot Tribe has not appealed this decision, but has until October 2011 to do so.  It is possible that other land claims could be brought by other Indian groups, who have petitioned the Federal government for recognition.  In any of these matters, irrespective of whether Federal recognition is granted, denied or upheld, a particular tribe could institute or renew land claims against the State or others, or press the claims it has already asserted.  The Schaghticoke Tribal Nation filed a petition for writ of certiorari with the U.S. Supreme Court seeking review of the Court of Appeals' decision, which is pending.

In White Oak Corp., White Oak filed for mediation against the Department of Transportation ("DOT"), claiming breaches of contract in association with certain construction projects in the State.  In December 2005, the American Arbitration Association ruled against White Oak in one instance, and declined its request for $90 million and awarded DOT damages in the amount of $1.17 million instead, which were approved by the Superior Court.  White Oak filed a new demand for arbitration seeking $110 million for delay damages, and the State sought an injunction on this second demand in light of the rulings in the first demand for arbitration.  The Court denied the injunction and the State appealed that decision.  The Court also lifted an earlier issued stay on the arbitration, and the State has also appealed that decision.  On May 20, 2008 the Supreme Court reversed the Court's denial of the injunction and ordered that a permanent injunction be issued barring White Oak from pursuing the second arbitration.  The other project claim for arbitration is ongoing and in that proceeding White Oak alleges $50 million in damages.  On November 1, 2009, the arbitration rejected White Oak's claims for damages, but ordered the DOT to pay White Oak $5.343 million previously held by the agency as liquidated damages, along with $4.904 million in prejudgment interest on that sum. On November 30, 2009, the State filed an application to modify the arbitration decision with respect to the award of liquidated damages and interest. As of December 7, 2009, White Oak has taken no action to modify, vacate or correct the arbitration decision. Any subsequent judicial appeal from the arbitrators' final decision is generally limited to jurisdictional issues.

State of Connecticut Office of Protection and Advocacy for Persons with Disabilities v. The State of Connecticut, et al.  This Federal suit was brought in February 2006 on behalf of individuals with mental illnesses in nursing facilities in the State.  The plaintiffs argue that the State has violated the Americans with Disabilities Act by failing to provide services for the acknowledged group in the most integrated setting suitable to the needs of the eligible individuals.  In September 2007 the court dismissed the plaintiff's case for lack of standing, although it left open the ability for proper plaintiffs to replead.  On September 8, 2008, the plaintiffs filed an amended complaint to add additional plaintiffs.  The defendants filed a motion to dismiss.  On March 31, 2010, the court denied the defendants' motion to dismiss the amended complaint and granted the plaintiffs' motion for class certification.  The court has recently established a schedule for discovery and anticipated trial date.

Belanger v. State Employees Retirement Commission.  Three retired employees of the State claim that the defendant's members have breached their fiduciary duties and Federal law by failing to apply retroactively to the plaintiffs, and to others similarly situated, a recent court decision regarding how State employees' salaries are calculated under the State Employees Retirement Act.  The plaintiffs also seek costs and attorneys fees and have moved for class certification to include all retired State plan members harmed by the alleged improper calculation.  The defendants' motion to dismiss was granted on June 10, 2009.  The plaintiffs' motion for reconsideration was denied and no appeal was taken during the appeal period.

Pham v. Starkowski.  In this class action lawsuit, plaintiffs are seeking to enjoin the Department of Social Services ("DSS") from terminating the State-funded medical assistance for non-citizen's program, which provides medical benefits to "qualified aliens."  The matter was certified in State court as a class action, and the trial court struck down both of the challenged provisions on equal protection grounds.  The State appealed and requested a stay of the injunction.  DSS estimated that the cost of reinstatement will be $9.75 million annually.  DSS has reinstated individuals onto the program and reopened the program to new applicants.

Connecticut Association of Health Care Facilities v. Rell.  On January 28, 2010, plaintiff, a trade association representing for-profit nursing homes, filed a lawsuit in Federal court against Governor Rell.  The suit alleges that the nursing homes are systematically undercompensated under the State's Medicaid payment system in violation of both the Federal Medicaid Act and State and Federal constitutional guarantees against the taking of private property without just compensation.  While the lawsuit seeks only declaratory and injunctive relief, an adverse ruling requiring substantial modifications to the State's nursing home Medicate reimbursement system could have a material fiscal impact on the State.  The district court granted the defendants' motion to dismiss with the exception of one count of the complaint and denied the plaintiffs request for a preliminary injunction. The plaintiff appealed the denial of the preliminary injunction to the Court of Appeals. Briefs have been filed and oral argument was scheduled for September 30, 2010.

Computers Plus Center, Inc. and Malpanis v. Department of Information Technology.  On January 29, 2010, Computers Plus Center ("CPC") was awarded $18.3 million in State court for violation of its due process rights by the Department of Information Technology ("DOIT").  DOIT alleged that CPC had failed to provide certain components required by a contract between the two parties.  CPC's counter-claim, essentially one for reputational harm to CPC's business, arose out of DOIT's termination of the contract and the denial of CPC's bids for other computer contracts, as well as press statements and other communications relating to the matter.  The trial court reduced the verdict to $1.83 million. Both sides have filed appeals that remain pending. The counter-claim plaintiff is challenging the reduction of the verdict, and DOIT is appealing the verdict and award of any damages against it.

APPENDIX B

Rating Categories

Description of certain ratings assigned by S&P, Moody’s and Fitch:

S&P

Long-term

AAA

An obligation rated ‘AAA’ has the highest rating assigned by S&P.  The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA

An obligation rated ‘AA’ differs from the highest rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.  The rating ‘AA’ may be modified by the addition of a plus (+) or minus (-) sign designation to show relative standing within this rating category.

Short-term

SP-1

Strong capacity to pay principal and interest.  An issue determined to possess a very strong capacity to pay debt service is given a plus sign (+) designation.

SP-2

Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

Commercial paper

A-1

This designation indicates that the degree of safety regarding timely payment is strong.  Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2

Capacity for timely payment on issues with this designation is satisfactory.  However, the relative degree of safety is not as high as for issues designated ‘A-1. ‘

Moody’s

Long-term

Aaa

Bonds rated ‘Aaa’ are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged”.  Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa

Bonds rated ‘Aa’ are judged to be of high quality by all standards. Together with the ‘Aaa’ group they comprise what are generally known as high-grade bonds.  They are rated lower than the best bonds because margins of protection may not be as large as in ‘Aaa’ securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the ‘Aaa’ securities.

Moody’s applies numerical modifiers 1, 2, and 3 to the ‘Aa’ generic rating classification.  The modifier 1 indicates that the obligation ranks in the higher end of the rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of the rating category.

Prime rating system (short-term)

Issuers rated Prime-1  (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

Leading market positions in well-established industries.

High rates of return on funds employed.

Conservative capitalization structure with moderate reliance on debt and ample asset protection.

Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

Well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2  (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

MIG/VMIG--U.S. short-term

Municipal debt issuance ratings are designated as Moody’s Investment Grade (MIG) and are divided into three levels -- MIG 1 through MIG 3.

The short-term rating assigned to the demand feature of variable rate demand obligations (VRDOs) is designated as VMIG.  When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

MIG 1/VMIG1

This designation denotes superior credit quality.  Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2

This designation denotes strong credit quality.  Margins of protection are ample, although not as large as in the preceding group.

Fitch

Long-term investment grade

AAA

Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA

Very high credit quality. ‘AA’ ratings denote a very low expectation of credit risk.  They indicate very strong capacity for timely payment of financial commitments.  This capacity is not significantly vulnerable to foreseeable events.

Short-term

A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1

Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2

Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

A plus (+) or minus (-) sign designation may be appended to the ‘AA’ of ‘F1’ a rating to denote relative status within the rating category.

DREYFUS CONNECTICUT MUNICIPAL MONEY MARKET FUND, INC.

PART C. OTHER INFORMATION

Item 28.           Exhibits. ‑ List

(a)               Registrant's Articles of Incorporation are incorporated by reference to Exhibit(1) to Post-Effective Amendment No. 6 to the Registration Statement on Form N-1A filed on January 31, 1996.

     (b)               Registrant's Amended By‑Laws are incorporated to Exhibit (b) to Post-Effective Amendment No.19 to the Registration Statement on Form N-1A filed on March 29, 2007.

     (d)               Management Agreement is incorporated by reference to Exhibit (d) to Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A filed on January 27, 2006.

(e)(i)            Amended and Restated Distribution Agreement*

(e)(iii)          Forms of Supplement to Service Agreements are incorporated by reference to Exhibit (e)(iii) to Post-Effective Amendment No.19 to the Registration statement on Form N-1A filed on March 29, 2007.

     (g)(i)            Custody Agreement is incorporated by reference to Exhibit (8)(a) to Post-Effective Amendment No. 6 to the Registration Statement on Form N-1A filed on January 31, 1996.  Registrant's Sub-Custodian Agreement is incorporated by reference to Exhibit (8)(b) to Post-Effective Amendment No. 6 to the Registration Statement on Form N-1A filed on January 31, 1996.

     (g)(ii)           Amendment to Custody Agreement is incorporated by reference to Exhibit

                        (g )(ii) of Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A filed on March 28, 2008.

(g)(iii)          Foreign Custody Manager Agreement is incorporated by reference to Exhibit 23(g)(iii)to Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A filed on January 28, 2002.

(g)(iv)          Custody Agreement with the Bank of New York Mellon*

     (h)(i)           Registrant's Shareholder Services Plan is incorporated by reference to Exhibit (9) of Post-Effective Amendment No. 5 to the Registration Statement on From N-1A, filed on November 30, 1994.

     (h)(ii)          Amended and Restated Transfer Agency agreement to Exhibit h (ii) of Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A filed on March 28, 2008.

     (i)                Opinion and consent of Stroock & Stroock & Lavan LLP, Registrant's counsel is incorporated by reference to Exhibit (10) of Post-Effective Amendment No. 6 to the Registration Statement on Form N-1A filed on January 31, 1996.

     (j)                Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm*

     (p)               Code of Ethics is incorporated by referenced to Exhibit (p)of Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A filed on March 28, 2008.

(p)(i)           Code of Ethics for the Non-management Board Members of the Dreyfus Family of Funds is incorporated by referenced to Exhibit (p)(i)of Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A filed on March 30, 2010.

Item 28.           Exhibits. ‑ List

                        Other Exhibits

(a)                Power of Attorney is incorporated by reference to Other Exhibits (a) to Post-Effective Amendment No. 22 to the Registration Statement on Form N-1A filed on January 28, 2010.

(b)               Certificate of Assistant Secretary is incorporated by reference to Other Exhibits (b) to Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A filed on March 30, 2010.

*Filed herewith

Item 29.           Persons Controlled by or under Common Control with Registrant.

Not Applicable

Item 30.           Indemnification

The Statement as to the general effect of any contract, arrangements or statute under which a Board member, officer, underwriter or affiliated person of the Registrant is insured or indemnified in any manner against any liability which may be incurred in such capacity, other than insurance provided by any Board member, officer, affiliated person or underwriter for their own protection, is incorporated by reference to Item (b) of Part C of Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A, filed on January 28, 2000:

Reference is also made to the Distribution Agreement which is attached as Exhibit (e) to Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A, filed on January 27, 2006.

Item 31.           Business and Other Connections of Investment Adviser.

The Dreyfus Corporation ("Dreyfus") and subsidiary companies comprise a financial service organization whose business consists primarily of providing investment management services as the investment adviser, manager and distributor for sponsored investment companies registered under the Investment Company Act of 1940 and as an investment adviser to institutional and individual accounts.  Dreyfus also serves as sub-investment adviser to and/or administrator of other investment companies. MBSC Securities Corporation, a wholly-owned subsidiary of Dreyfus, serves primarily as a registered broker-dealer of shares of investment companies sponsored by Dreyfus and of other investment companies for which Dreyfus acts as investment adviser, sub-investment adviser or administrator.

ITEM 31.              Business and Other Connections of Investment Adviser (continued)

                                Officers and Directors of Investment Adviser

Name and Position With Dreyfus	Other Businesses	Position Held	Dates

Jonathan Baum Chief Executive Officer and Chair of the Board	MBSC Securities Corporation++	Chief Executive Officer Chairman of the Board Director Executive Vice President	3/08 - Present 3/08 - Present 6/07 - 3/08 6/07 - 3/08

J. Charles Cardona

President and Director	MBSC Securities Corporation++	Director Executive Vice President	6/07 - Present 6/07 - Present

	Universal Liquidity Funds plc+	Director	4/06 - Present

Diane P. Durnin

Vice Chair and Director	None

Phillip N. Maisano Director, Vice Chair and Chief Investment Officer	The Bank of New York Mellon *****	Senior Vice President	7/08 - Present

	BNY Mellon, National Association +	Senior Vice President	7/08 - Present

	Mellon Bank, N.A.+	Senior Vice President	4/06 - 6/08

	BNY Alcentra Group Holdings, Inc.++	Director	10/07 - Present

BNY Mellon Investment Office GP LLC*

		Manager	4/07 - Present

	Mellon Global Alternative Investments Limited London, England	Director	8/06 - Present

	Pareto Investment Management Limited London, England	Director	4/08 - Present

	The Boston Company Asset Management NY, LLC*	Manager	10/07 - Present

	The Boston Company Asset Management, LLC*	Manager	12/06 - Present

	Urdang Capital Management, Inc. 630 West Germantown Pike, Suite 300 Plymouth Meeting, PA 19462	Director	10/07 - Present

	Urdang Securities Management, Inc. 630 West Germantown Pike, Suite 300 Plymouth Meeting, PA 19462	Director	10/07 - Present

	EACM Advisors LLC 200 Connecticut Avenue Norwalk, CT 06854-1940	Chairman of Board	8/04 - Present

Phillip N. Maisano Director, Vice Chair and Chief Investment Officer

(continued)

	Founders Asset Management LLC****	Member, Board of Managers	11/06 - 12/09

	Standish Mellon Asset Management Company, LLC Mellon Financial Center 201 Washington Street Boston, MA 02108-4408	Board Member	12/06 - Present

	Mellon Capital Management Corporation***	Director	12/06 - Present

	Newton Management Limited London, England	Board Member	12/06 - Present

	Franklin Portfolio Associates, LLC*	Board Member	12/06 - Present

Robert G. Capone

Director	MBSC Securities Corporation++	Executive Vice President Director	4/07 - Present 4/07 - Present

	The Bank of New York Mellon*****	Vice President	2/06 - Present

Mitchell E. Harris

Director	Standish Mellon Asset Management Company LLC Mellon Financial Center 201 Washington Street Boston, MA 02108-4408	Chairman Chief Executive Officer Member, Board of Managers	2/05 - Present 8/04 - Present 10/04 - Present

	Alcentra NY, LLC++	Manager	1/08 - Present

	Alcentra US, Inc. ++	Director	1/08 - Present

	Alcentra, Inc. ++	Director	1/08 - Present

	BNY Alcentra Group Holdings, Inc.	Director	10/07 - Present

	Pareto New York LLC ++	Manager	11/07 - Present

	Standish Ventures LLC Mellon Financial Center 201 Washington Street Boston, MA 02108-4408	President Manager	12/05 - Present 12/05 - Present

	Palomar Management London, England	Director	12/97 - Present

	Palomar Management Holdings Limited London, England	Director	12/97 - Present

	Pareto Investment Management Limited London, England	Director	9/04 - Present

Jeffrey D. Landau

Director	The Bank of New York Mellon+	Executive Vice President	4/07 - Present

	Allomon Corporation+	Treasurer	12/07 - Present

	APT Holdings Corporation+	Treasurer	12/07 - Present

	BNY Mellon, N.A.+	Treasurer	7/07 - 0/10

	Mellon Funding Corporation+ The Bank of New York Mellon Corporation+	Treasurer Treasurer	12/07 - 12/09 7/07 - 01/10

Cyrus Taraporevala

Director	Urdang Capital Management, Inc. 630 West Germantown Pike, Suite 300 Plymouth Meeting, PA 19462	Director	10/07 - Present

	Urdang Securities Management, Inc. 630 West Germantown Pike, Suite 300 Plymouth Meeting, PA 19462	Director	10/07 - Present

	The Boston Company Asset Management NY, LLC*	Manager	08/06 – Present

	The Boston Company Asset Management LLC*	Manager	01/08 – Present

	BNY Mellon, National Association+	Senior Vice President	07/06 - Present

	The Bank of New York Mellon*****	Senior Vice President	07/06 - Present

Scott E. Wennerholm

Director	Mellon Capital Management Corporation***	Director	10/05 - Present

	Newton Management Limited London, England	Director	1/06 - Present

	Gannett Welsh & Kotler LLC	Manager	11/07 - Present

	222 Berkley Street Boston, MA 02116	Administrator	11/07 - Present

	BNY Alcentra Group Holdings, Inc. ++	Director	10/07 - Present

	Ivy Asset Management Corp. One Jericho Plaza Jericho, NY 11753	Director	12/07 - Present

	Urdang Capital Management, Inc. 630 West Germantown Pike, Suite 300 Plymouth Meeting, PA 19462	Director	10/07 - Present

	Urdang Securities Management, Inc. 630 West Germantown Pike, Suite 300 Plymouth Meeting, PA 19462	Director	10/07 - Present

	EACM Advisors LLC 200 Connecticut Avenue Norwalk, CT 06854-1940	Manager	6/04 - Present

Scott E. Wennerholm

Director

(continued)

	Franklin Portfolio Associates LLC*	Manager	1/06 - Present

	The Boston Company Asset Management NY, LLC*	Manager	10/07 - Present

	The Boston Company Asset Management LLC*	Manager	10/05 - Present

	Pareto Investment Management Limited London, England	Director	3/06 - Present

	Standish Mellon Asset Management Company, LLC Mellon Financial Center 201 Washington Street Boston, MA 02108-4408	Member, Board of Managers	10/05 - Present

	The Boston Company Holding, LLC*	Member, Board of Managers	4/06 - Present

	The Bank of New York Mellon *****	Senior Vice President	7/08 - Present

	BNY Mellon, National Association +	Senior Vice President	7/08 - Present

	Mellon Bank, N.A. +	Senior Vice President	10/05 - 6/08

	Mellon Trust of New England, N. A.*	Director Senior Vice President	4/06 - 6/08 10/05 - 6/08

	MAM (DE) Trust+++++	Member of Board of Trustees	1/07 - Present

	MAM (MA) Holding Trust+++++	Member of Board of Trustees	1/07 - Present

Bradley J. Skapyak

Chief Operating Officer and Director	MBSC Securities Corporation++	Executive Vice President	6/07 - Present
	The Bank of New York Mellon****	Senior Vice President	4/07 - Present

	The Dreyfus Family of Funds++	President	1/10 - Present

	Dreyfus Transfer, Inc. ++	Senior Vice President Director	5/10 - Present 5/10 - Present

Dwight Jacobsen

Executive Vice President and Director	None

Patrice M. Kozlowski

Senior Vice President – Corporate Communications	None

Gary Pierce Controller	The Bank of New York Mellon *****	Vice President	7/08 - Present

	BNY Mellon, National Association +	Vice President	7/08 - Present

	The Dreyfus Trust Company+++	Chief Financial Officer Treasurer	7/05 - 6/08 7/05 - 6/08

	Laurel Capital Advisors, LLP+	Chief Financial Officer	5/07 - Present

	MBSC Securities Corporation++	Director Chief Financial Officer	6/07 - Present 6/07 - Present

	Founders Asset Management, LLC****	Assistant Treasurer	7/06 - 12/09
	Dreyfus Consumer Credit Corporation ++	Treasurer	7/05 - 08/10

	Dreyfus Transfer, Inc. ++	Chief Financial Officer	7/05 - Present

	Dreyfus Service Organization, Inc.++	Treasurer	7/05 - Present
	Seven Six Seven Agency, Inc. ++	Treasurer	4/99 - Present

Joseph W. Connolly

Chief Compliance Officer	The Dreyfus Family of Funds++	Chief Compliance Officer	10/04 - Present

	Laurel Capital Advisors, LLP+	Chief Compliance Officer	4/05 - Present

	BNY Mellon Funds Trust++	Chief Compliance Officer	10/04 - Present

	MBSC Securities Corporation++	Chief Compliance Officer	6/07 – Present

Gary E. Abbs

Vice President – Tax	The Bank of New York Mellon+	First Vice President and Manager of Tax Compliance	12/96 – Present

	Dreyfus Service Organization++	Vice President – Tax	01/09 – Present

	Dreyfus Consumer Credit Corporation++	Chairman President	01/09 – 08/10 01/09 – 08/10

	MBSC Securities Corporation++	Vice President – Tax	01/09 – Present

Jill Gill

Vice President – Human Resources	MBSC Securities Corporation++	Vice President	6/07 – Present

	The Bank of New York Mellon *****	Vice President	7/08 – Present

	BNY Mellon, National Association +	Vice President	7/08 - Present

	Mellon Bank N.A. +	Vice President	10/06 – 6/08

Joanne S. Huber

Vice President – Tax	The Bank of New York Mellon+	State & Local Compliance Manager	07/1/07 – Present

	Dreyfus Service Organization++	Vice President – Tax	01/09 – Present

	Dreyfus Consumer Credit Corporation++	Vice President – Tax	01/09 – 08/10

	MBSC Securities Corporation++	Vice President – Tax	01/09 – Present

Anthony Mayo

Vice President – Information Systems	None

John E. Lane Vice President	A P Colorado, Inc. +	Vice President – Real Estate and Leases	8/07 - Present
	A P East, Inc. +	Vice President– Real Estate and Leases	8/07 - Present
	A P Management, Inc. +	Vice President– Real Estate and Leases	8/07 - Present
	A P Properties, Inc. +	Vice President – Real Estate and Leases	8/07 - Present
	Allomon Corporation+	Vice President– Real Estate and Leases	8/07 - Present
	AP Residential Realty, Inc. +	Vice President– Real Estate and Leases	8/07 - Present
	AP Wheels, Inc. +	Vice President– Real Estate and Leases	8/07 - Present
	BNY Mellon, National Association +	Vice President – Real Estate and Leases	7/08 - Present
	Citmelex Corporation+	Vice President– Real Estate and Leases	8/07 - Present
	Eagle Investment Systems LLC 65 LaSalle Road West Hartford, CT 06107	Vice President– Real Estate and Leases	8/07 - Present
	East Properties Inc. +	Vice President– Real Estate and Leases	8/07 - Present
	FSFC, Inc. +	Vice President– Real Estate and Leases	8/07 - Present
	Holiday Properties, Inc. +	Vice President– Real Estate and Leases	8/07 - Present
	MBC Investments Corporation+	Vice President– Real Estate and Leases	8/07 - Present
	MBSC Securities Corporation++	Vice President– Real Estate and Leases	8/07 - Present
	MELDEL Leasing Corporation Number 2, Inc. +	Vice President– Real Estate and Leases	7/07 - Present
	Mellon Bank Community Development Corporation+	Vice President– Real Estate and Leases	11/07 - Present
	Mellon Capital Management Corporation+	Vice President– Real Estate and Leases	8/07 - Present
	Mellon Financial Services Corporation #1+	Vice President– Real Estate and Leases	8/07 - Present
	Mellon Financial Services Corporation #4+	Vice President – Real Estate and Leases	7/07 - Present
	Mellon Funding Corporation+	Vice President– Real Estate and Leases	12/07 - Present
John E. Lane Vice President (continued)	Mellon Holdings, LLC+	Vice President– Real Estate and Leases	12/07 - Present
	Mellon International Leasing Company+	Vice President– Real Estate and Leases	7/07 - Present
	Mellon Leasing Corporation+	Vice President– Real Estate and Leases	7/07 - Present
	Mellon Securities Trust Company+	Vice President– Real Estate and Leases	8/07 - 7/08
	Mellon Trust Company of Illinois+	Vice President– Real Estate and Leases	8/07 - 07/08
	Mellon Trust Company of New England, N.A.+	Vice President– Real Estate and Leases	8/07 - 6/08
	Mellon Trust Company of New York LLC++	Vice President– Real Estate and Leases	8/07 - 6/08
	Mellon Ventures, Inc. +	Vice President– Real Estate and Leases	8/07 - Present
	Melnamor Corporation+	Vice President– Real Estate and Leases	8/07 - Present
	MFS Leasing Corp. +	Vice President– Real Estate and Leases	7/07 - Present
	MMIP, LLC+	Vice President– Real Estate and Leases	8/07 - Present
	Pareto New York LLC ++	Vice President– Real Estate and Leases	10/07 - Present
	Pontus, Inc. +	Vice President– Real Estate and Leases	7/07 - Present
	Promenade, Inc. +	Vice President– Real Estate and Leases	8/07 - Present
	RECR, Inc. +	Vice President– Real Estate and Leases	8/07 - Present
	Technology Services Group, Inc.*****	Senior Vice President	6/06 - Present

	Tennesee Processing Center LLC*****	Managing Director	5/08 - Present
		Senior Vice President	4/04 - 5/08

	Texas AP, Inc. +	Vice President– Real Estate and Leases	8/07 - Present
	The Bank of New York Mellon*****	Vice President – Real Estate and Leases	7/08 - Present
	The Bank of New York Mellon Corporation*****	Executive Vice President	8/07 - Present

	Trilem, Inc. +	Vice President– Real Estate and Leases	8/07 - Present
Jeanne M. Login Vice President	A P Colorado, Inc. +	Vice President– Real Estate and Leases	8/07 - Present
	A P East, Inc. +	Vice President– Real Estate and Leases	8/07 - Present
	A P Management, Inc. +	Vice President– Real Estate and Leases	8/07 - Present
	A P Properties, Inc. +	Vice President – Real Estate and Leases	8/07 - Present
	Allomon Corporation+	Vice President– Real Estate and Leases	8/07 - Present
	AP Residential Realty, Inc. +	Vice President– Real Estate and Leases	8/07 - Present
Jeanne M. Login Vice President (continued)	AP Wheels, Inc. +	Vice President– Real Estate and Leases	8/07 - Present
	APT Holdings Corporation+	Vice President– Real Estate and Leases	8/07 - Present
	BNY Investment Management Services LLC++++	Vice President– Real Estate and Leases	1/01 - Present
	BNY Mellon, National Association +	Vice President – Real Estate and Leases	7/08 - Present
	Citmelex Corporation+	Vice President– Real Estate and Leases	8/07 - Present
	Eagle Investment Systems LLC+	Vice President– Real Estate and Leases	8/07 - Present
	East Properties Inc. +	Vice President– Real Estate and Leases	8/07 - Present
	FSFC, Inc. +	Vice President– Real Estate and Leases	8/07 - Present
	Holiday Properties, Inc. +	Vice President– Real Estate and Leases	8/07 - Present
	MBC Investments Corporation+	Vice President– Real Estate and Leases	8/07 - Present
	MBSC Securities Corporation++	Vice President– Real Estate and Leases	8/07 - Present
	MELDEL Leasing Corporation Number 2, Inc. +	Vice President– Real Estate and Leases	7/07 - Present
	Mellon Bank Community Development Corporation+	Vice President – Real Estate and Leases	11/07 - Present
	Mellon Capital Management Corporation+	Vice President– Real Estate and Leases	8/07 - Present
	Mellon Financial Services Corporation #1+	Vice President– Real Estate and Leases	8/07 - Present
	Mellon Financial Services Corporation #4+	Vice President – Real Estate and Leases	7/07 - Present
	Mellon Funding Corporation+	Vice President – Real Estate and Leases	12/07 - Present
	Mellon Holdings LLC+	Vice President – Real Estate and Leases	12/07 - Present
	Mellon International Leasing Company+	Vice President– Real Estate and Leases	7/07 - Present
	Mellon Leasing Corporation+	Vice President– Real Estate and Leases	7/07 - Present
	Mellon Securities Trust Company+	Vice President – Real Estate and Leases	8/07 - 7/08
	Mellon Trust of New England, N.A. *	Vice President – Real Estate and Leases	8/07 - 6/08
	Mellon Trust Company of Illinois+	Vice President– Real Estate and Leases	8/07 - 7/08
	MFS Leasing Corp. +	Vice President– Real Estate and Leases	7/07 - Present
	MMIP, LLC+	Vice President– Real Estate and Leases	8/07 - Present
	Pontus, Inc. +	Vice President– Real Estate and Leases	7/07 - Present
	Promenade, Inc. +	Vice President – Real Estate and Leases	8/07 - Present
Jeanne M. Login Vice President (continued)	RECR, Inc. +	Vice President – Real Estate and Leases	8/07 - Present
	Tennesee Processing Center LLC*****	Managing Director	5/08 - Present
		Senior Vice President	4/04 - 5/08

	Texas AP, Inc. +	Vice President – Real Estate and Leases	8/07 - Present
	The Bank of New York Mellon*****	Vice President – Real Estate and Leases	7/08 - Present
	Trilem, Inc. +	Vice President – Real Estate and Leases	8/07 - Present

James Bitetto

Secretary

	The Dreyfus Family of Funds++	Vice President and Assistant Secretary	8/05 - Present

	MBSC Securities Corporation++	Assistant Secretary	6/07 - Present

	Dreyfus Service Organization, Inc.++	Secretary	8/05 - Present

	The Dreyfus Consumer Credit Corporation++	Vice President	2/02 - 08/10

	Founders Asset Management LLC****	Assistant Secretary	3/09 - 12/09

*	The address of the business so indicated is One Boston Place, Boston, Massachusetts, 02108.
**	The address of the business so indicated is One Bush Street, Suite 450, San Francisco, California 94104.
***	The address of the business so indicated is 50 Fremont Street, Suite 3900, San Francisco, California 94104.
****	The address of the business so indicated is 210 University Blvd., Suite 800, Denver, Colorado 80206.
*****	The address of the business so indicated is One Wall Street, New York, New York 10286.
+	The address of the business so indicated is One Mellon Bank Center, Pittsburgh, Pennsylvania 15258.
++	The address of the business so indicated is 200 Park Avenue, New York, New York 10166.
+++	The address of the business so indicated is 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.
++++	The address of the business so indicated is White Clay Center, Route 273, Newark, Delaware 19711.
+++++	The address of the business so indicated is 4005 Kennett Pike, Greenville, DE 19804.

Item 32. Principal Underwriters

(a) Other investment companies for which Registrant's principal underwriter (exclusive distributor) acts as principal underwriter or exclusive distributor:

Advantage Funds, Inc.
BNY Mellon Funds Trust
CitizensSelect Funds
Dreyfus Appreciation Fund, Inc.
Dreyfus BASIC Money Market Fund, Inc.
Dreyfus BASIC U.S. Government Money Market Fund
Dreyfus BASIC U.S. Mortgage Securities Fund
Dreyfus Bond Funds, Inc.
Dreyfus Cash Management
Dreyfus Cash Management Plus, Inc.
Dreyfus Connecticut Municipal Money Market Fund, Inc.
Dreyfus Dynamic Alternatives Fund, Inc.
Dreyfus Funds, Inc.
The Dreyfus Fund Incorporated
Dreyfus Government Cash Management Funds
Dreyfus Growth and Income Fund, Inc.
Dreyfus Index Funds, Inc.
Dreyfus Institutional Cash Advantage Funds
Dreyfus Institutional Preferred Money Market Funds
Dreyfus Institutional Reserves Funds
Dreyfus Intermediate Municipal Bond Fund, Inc.
Dreyfus International Funds, Inc.
Dreyfus Investment Funds
Dreyfus Investment Grade Funds, Inc.
Dreyfus Investment Portfolios
The Dreyfus/Laurel Funds, Inc.
The Dreyfus/Laurel Funds Trust
The Dreyfus/Laurel Tax-Free Municipal Funds
Dreyfus LifeTime Portfolios, Inc.
Dreyfus Liquid Assets, Inc.
Dreyfus Manager Funds I
Dreyfus Manager Funds II
Dreyfus Massachusetts Municipal Money Market Fund
Dreyfus Midcap Index Fund, Inc.
Dreyfus Money Market Instruments, Inc.
Dreyfus Municipal Bond Opportunity Fund
Dreyfus Municipal Cash Management Plus
Dreyfus Municipal Funds, Inc.
Dreyfus Municipal Money Market Fund, Inc.
Dreyfus New Jersey Municipal Bond Fund, Inc.
Dreyfus New Jersey Municipal Money Market Fund, Inc.
Dreyfus New York AMT-Free Municipal Bond Fund
Dreyfus New York AMT-Free Municipal Money Market Fund
Dreyfus New York Municipal Cash Management
Dreyfus New York Tax Exempt Bond Fund, Inc.
Dreyfus Opportunity Funds
Dreyfus Pennsylvania Municipal Money Market Fund
Dreyfus Premier California AMT-Free Municipal Bond Fund, Inc.
Dreyfus Premier GNMA Fund, Inc.
Dreyfus Premier Investment Funds, Inc.
Dreyfus Premier Short-Intermediate Municipal Bond Fund
Dreyfus Premier Worldwide Growth Fund, Inc.
Dreyfus Research Growth Fund, Inc.
Dreyfus State Municipal Bond Funds
Dreyfus Stock Funds
Dreyfus Short-Intermediate Government Fund
The Dreyfus Socially Responsible Growth Fund, Inc.
Dreyfus Stock Index Fund, Inc.
Dreyfus Tax Exempt Cash Management Funds
The Dreyfus Third Century Fund, Inc.
Dreyfus Treasury & Agency Cash Management
Dreyfus Treasury Prime Cash Management
Dreyfus U.S. Treasury Intermediate Term Fund
Dreyfus U.S. Treasury Long Term Fund
Dreyfus 100% U.S. Treasury Money Market Fund
Dreyfus Variable Investment Fund
Dreyfus Worldwide Dollar Money Market Fund, Inc.
General California Municipal Money Market Fund
General Government Securities Money Market Funds, Inc.
General Money Market Fund, Inc.
General Municipal Money Market Funds, Inc.
General New York Municipal Money Market Fund
Strategic Funds, Inc.

(b)

Name and principal Business address

Positions and offices with the Distributor

Positions and Offices with Registrant
Jon R. Baum*	Chief Executive Officer and Chairman of the Board	None
Ken Bradle**	President and Director	None
Robert G. Capone****	Executive Vice President and Director	None
J. Charles Cardona*	Executive Vice President and Director	None
Sue Ann Cormack**	Executive Vice President	None
John M. Donaghey***	Executive Vice President and Director	None
Dwight D. Jacobsen*	Executive Vice President and Director	None
Mark A. Keleher*****	Executive Vice President	None
James D. Kohley***	Executive Vice President	None
Jeffrey D. Landau*	Executive Vice President and Director	None
William H. Maresca*	Executive Vice President and Director	None
Timothy M. McCormick*	Executive Vice President	None
David K. Mossman***	Executive Vice President	None
Irene Papadoulis**	Executive Vice President	None
Matthew Perrone**	Executive Vice President	None
Noreen Ross*	Executive Vice President	None
Bradley J. Skapyak*	Executive Vice President	President
Gary Pierce*	Chief Financial Officer and Director	None
Tracy Hopkins*	Senior Vice President	None
Denise B. Kneeland****	Senior Vice President	None
Mary T. Lomasney****	Senior Vice President	None
Barbara A. McCann****	Senior Vice President	None
Kevin L. O’Shea***	Senior Vice President	None
Christine Carr Smith*****	Senior Vice President	None
Ronald Jamison*	Chief Legal Officer and Secretary	None
Joseph W. Connolly*	Chief Compliance Officer (Investment Advisory Business)	Chief Compliance Officer
Stephen Storen*	Chief Compliance Officer	None
Maria Georgopoulos*	Vice President – Facilities Management	None
Stewart Rosen*	Vice President – Facilities Management	None
Natalia Gribas*	Vice President – Compliance and Anti-Money Laundering Officer	Anti-Money Laundering Compliance Officer
Karin L. Waldmann*	Privacy Officer	None
Gary E. Abbs***	Vice President - Tax	None
Timothy I. Barrett**	Vice President	None
Gina DiChiara*	Vice President	None
Jill Gill*	Vice President	None
Joanne S. Huber***	Vice President - Tax	None
John E. Lane******	Vice President – Real Estate and Leases	None
Jeanne M. Login******	Vice President – Real Estate and Leases	None
Donna M. Impagliazzo**	Vice President – Compliance	None
Edward A. Markward*	Vice President – Compliance	None
Anthony Nunez*	Vice President – Finance	None
William Schalda*	Vice President	None
John Shea*	Vice President – Finance	None
Christopher A. Stallone**	Vice President	None
Susan Verbil*	Vice President – Finance	None
William Verity*	Vice President – Finance	None
James Windels*	Vice President	Treasurer
James Bitetto*	Assistant Secretary	Vice President and Assistant Secretary
James D. Muir*	Assistant Secretary	None
Barbara J. Parrish***	Assistant Secretary	None
Cristina Rice***	Assistant Secretary	None

*	Principal business address is 200 Park Avenue, New York, NY 10166.
**	Principal business address is 144 Glenn Curtiss Blvd., Uniondale, NY 11556-0144.
***	Principal business address is One Mellon Bank Center, Pittsburgh, PA 15258.
****	Principal business address is One Boston Place, Boston, MA 02108.
*****	Principal business address is 50 Fremont Street, Suite 3900, San Francisco, CA 94104.
******	Principal business address is 101 Barclay Street, New York 10286.

Item 33.     Location of Accounts and Records

                  1.         The Bank of New York Mellon

                              One Wall Street

                              New York, New York 10286

                  2.         DST Systems, Inc.

                              1055 Broadway

                              Kansas City, MO 64105

                  3.         The Dreyfus Corporation

                              200 Park Avenue

                              New York, New York 10166

Item 34.     Management Services

                  Not Applicable

Item 35.     Undertakings

                  None

SIGNATURES

            Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York on the 29th of March, 2011.

DREYFUS CONNECTICUT MUNICIPAL MONEY MARKET FUND, INC.

BY: /s/Bradley J. Skapyak* Bradley J. Skapyak, PRESIDENT

     Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signatures	Title	Date

/s/Bradley J. Skapyak* Bradley J. Skapyak	President (Principal Executive Officer)	03/29/11

/s/James Windels* James Windels	Treasurer (Principal Financial and Accounting Officer)	03/29/11

/s/Joseph S. DiMartino* Joseph S. DiMartino	Chairman of the Board	03/29/11

/s/David W. Burke* David W. Burke	Board Member	03/29/11

/s/William Hodding Carter III* William Hodding Carter III	Board Member	03/29/11

/s/Gordon J. Davis* Gordon J. Davis	Board Member
03/29/11
/s/Joni Evans* Joni Evans	Board Member

/s/Ehud Houminer* Ehud Houminer	Board Member	03/29/11

/s/Richard C. Leone* Richard C. Leone	Board Member	03/29/11

/s/Hans C. Mautner* Hans C. Mautner	Board Member	03/29/11

/s/Robin A. Melvin* Robin A. Melvin	Board Member	03/29/11

/s/Burton N. Wallack* Burton N. Wallack	Board Member	03/29/11

/s/John E. Zuccotti* John E. Zuccotti	Board Member	03/29/11

*BY: /s/John B. Hammalian John B. Hammalian, Attorney-in-Fact

INDEX OF EXHIBITS

Item 28.

(e)(i)   Amended and Restated Distribution Agreement

g(iv)   Custody Agreement with the Bank of New York Mellon

(j)       Consent of Independent Registered Public Accounting Firm